                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  October 22, 2004
(Date of earliest event reported)

                 Deutsche Mortgage & Asset Receiving Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                 333-112636                 04-3310019
--------------------------------------------------------------------------------
(State or other jurisdiction  (Commission File No.)           (IRS Employer
      of incorporation)                                     Identification No.)

         60 Wall Street
         New York, New York                                       10005
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

Registrant's Telephone Number, including area code  (212) 250-2500
                                                    ----------------------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events.
           ------------

     Attached as Exhibit 99.1 to this Current Report is a collateral term sheet
(the "Collateral Term Sheet") furnished to the Registrant by Deutsche Bank
Securities Inc. (the "Underwriter"), an underwriter in respect of the
Registrant's Commercial Mortgage Pass-Through Certificates, Series COMM
2004-LNB4 (the "Certificates"). The Certificates are being offered pursuant to a
Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the
Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No.
333-112636) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheet by reference in the Registration Statement.

     The Collateral Term Sheet was prepared solely by the Underwriter, and the
Registrant did not prepare or participate in the preparation of the Collateral
Term Sheet.

     Any statement or information contained in the Collateral Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the
Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01.  Financial Statements and Exhibits.
            ----------------------------------

(c)  Exhibits

     Exhibit No.                           Description
     -----------                           -----------
        99.1                           Collateral Term Sheet

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DEUTSCHE MORTGAGE & ASSET
                                          RECEIVING CORPORATION

Date: October 22, 2004

                                       By:  /s/ Andrew Cherrick
                                           -------------------------------------
                                           Name:  Andrew Cherrick
                                           Title: Vice President

                                       By: /s/ Jeremy Beard
                                           -----------------------------------
                                           Name:  Jeremy Beard
                                           Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                Paper (P) or
    Exhibit No.                       Description               Electronic (E)
    -----------                       -----------               --------------

       99.1                      Collateral Term Sheet               E

                                                                         ANNEX B

                                CMBS NEW ISSUE
                     STRUCTURAL AND COLLATERAL TERM SHEET

                           ------------------------

                                 $1,125,857,000
                      (APPROXIMATE OFFERED CERTIFICATES)

                                 $1,222,098,157
                    (APPROXIMATE TOTAL COLLATERAL BALANCE)

                                COMM 2004-LNB4

                           ------------------------

                              COMMERCIAL MORTGAGE
                           PASS-THROUGH CERTIFICATES

                      GERMAN AMERICAN CAPITAL CORPORATION
                       LASALLE BANK NATIONAL ASSOCIATION
                         NOMURA CREDIT & CAPITAL, INC.

                             MORTGAGE LOAN SELLERS

                           ------------------------

--------------------------------------------------------------------------------------------------------------------
                         INITIAL PASS-
          APPROX. SIZE      THROUGH         RATINGS       SUBORDINATION    WAL       PRINCIPAL       ASSUMED FINAL
  CLASS      (FACE)          RATE       (S&P / MOODY'S)       LEVELS      (YRS.)       WINDOW      DISTRIBUTION DATE
--------------------------------------------------------------------------------------------------------------------

    A-1  $ 47,795,000            %          AAA/AAA          12.625%      2.60     12/04 - 5/09      MAY 15, 2009
  -----  ------------   --------------      -------          ------       ----    --------------- ------------------
    A-2  $148,782,000            %          AAA/AAA          12.625%      4.88     5/09 - 12/09   DECEMBER 15, 2009
  -----  ------------   --------------      -------          ------       ----    --------------- ------------------
    A-3  $ 86,461,000            %          AAA/AAA          12.625%      6.49     12/09 - 8/11    AUGUST 15, 2011
  -----  ------------   --------------      -------          ------       ----    --------------- ------------------
    A-4  $ 88,047,000            %          AAA/AAA          12.625%      7.48     8/11 - 1/14     JANUARY 15, 2014
  -----  ------------   --------------      -------          ------       ----    --------------- ------------------
    A-5  $343,272,000            %          AAA/AAA          12.625%      9.74     1/14 - 10/14    OCTOBER 15, 2014
  -----  ------------   --------------      -------          ------       ----    --------------- ------------------
   A-1A  $353,451,000            %          AAA/AAA          12.625%      8.15    12/04 - 10/14    OCTOBER 15, 2014
  -----  ------------   --------------      -------          ------       ----    --------------- ------------------
     B   $ 24,442,000            %           AA/AA2          10.625%      9.93    10/14 - 10/14    OCTOBER 15, 2014
  -----  ------------   --------------      -------          ------       ----    --------------- ------------------
     C   $ 10,693,000            %          AA-/AA3           9.750%      9.93    10/14 - 10/14    OCTOBER 15, 2014
  -----  ------------   --------------      -------          ------       ----    --------------- ------------------
     D   $ 22,914,000            %            A/A2            7.875%      9.93    10/14 - 10/14    OCTOBER 15, 2014
--------------------------------------------------------------------------------------------------------------------

DEUTSCHE BANK SECURITIES         ABN AMRO INCORPORATED               NOMURA
Sole Book Running Manager           Co-Lead Manager             Co-Lead Manager
 and Co-Lead Manager

          J.P. MORGAN SECURITIES INC.                   CITIGROUP
                  Co-Manager                           Co-Manager

                                October 20, 2004

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-1

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

TRANSACTION FEATURES

o   Sellers:

--------------------------------------------------------------------------------
                                         NO. OF      CUT-OFF DATE
            SELLERS                       LOANS      BALANCE ($)      % OF POOL
--------------------------------------  --------  -----------------  ----------
 German American Capital Corporation        38     $  600,202,639       49.11%
 LaSalle Bank National Association          53        361,581,656       29.59
 Nomura Credit & Capital, Inc.              27        260,313,862       21.30
--------------------------------------      --     --------------      ------
 TOTAL:                                    118     $1,222,098,157      100.00%
--------------------------------------------------------------------------------

o   Loan Pool:

    o   Average Cut-off Date Balance: $10,356,764

    o   Largest Mortgage Loan by Cut-off Date Balance: $79,500,000

    o   Five largest and ten largest loans: 25.46% and 38.40% of pool, respectively

o   Credit Statistics:

    o   Weighted average underwritten DSCR of 1.60x

    o   Weighted average cut-off date LTV ratio of 69.28%; weighted average balloon LTV ratio of 59.34%

o   Property Types:

                               [GRAPHIC OMITTED]

                      Multifamily                     31.09%
                      Retail                          28.08%
                      Office                          27.87%
                      Hotel                           5.70%
                      Self Storage                    0.49%
                      Land                            0.09%
                      Industrial                      3.63%
                      Mixed Use                       1.24%
                      Manufactured Housing            1.82%

o   Call Protection: (as applicable)

    o   96.73% of the pool (current balance) has a lockout period ranging from
        23 to 35 payments from the Closing Date, then defeasance or yield maintenance.

    o   2.77% of the pool (current balance) does not have a lockout period, but has yield maintenance.

o   Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-2

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

OFFERED CERTIFICATES

-----------------------------------------------------------------------------------------------------------------------------------
                                                                      AVERAGE                    ASSUMED FINAL        INITIAL
           INITIAL CERTIFICATE    SUBORDINATION        RATINGS         LIFE        PRINCIPAL      DISTRIBUTION     PASS-THROUGH
  CLASS         BALANCE(1)            LEVELS       (S&P / MOODY'S)   (YRS.)(2)     WINDOW (2)       DATE(2)      RATE (APPROX.)(3)
--------- --------------------- ----------------- ----------------- ----------- --------------- --------------- -------------------

    A-1         $47,795,000         12.625%(5)         AAA/Aaa          2.60     12/04 -  5/09      5/15/2009%
  ------       ------------         ---------          -------          ----     ---------------   ----------    ------------------
    A-2        $148,782,000         12.625%(5)         AAA/Aaa          4.88      5/09 - 12/09     12/15/2009%
  ------       ------------         ---------          -------          ----     ---------------   ----------    ------------------
    A-3         $86,461,000         12.625%(5)         AAA/Aaa          6.49     12/09 -  8/11      8/15/2011%
  ------       ------------         ---------          -------          ----     ---------------   ----------    ------------------
    A-4         $88,047,000         12.625%(5)         AAA/Aaa          7.48      8/11 -  1/14      1/15/2014%
  ------       ------------         ---------          -------          ----     ---------------   ----------    ------------------
    A-5        $343,272,000         12.625%(5)         AAA/Aaa          9.74      1/14 - 10/14     10/15/2014%
  ------       ------------         ---------          -------          ----     ---------------   ----------    ------------------
    A-1A       $353,451,000         12.625%(5)         AAA/Aaa          8.15     12/04 - 10/14     10/15/2014%
  ------       ------------         ---------          -------          ----     ---------------   ----------    ------------------
     B          $24,442,000         10.625%             AA/Aa2          9.93     10/14 - 10/14     10/15/2014%
  ------       ------------         ---------          -------          ----     ---------------   ----------    ------------------
     C          $10,693,000          9.750%            AA-/Aa3          9.93     10/14 - 10/14     10/15/2014%
  ------       ------------         ---------          -------          ----     ---------------   ----------    ------------------
     D          $22,914,000          7.875%              A/A2           9.93     10/14 - 10/14     10/15/2014%
-----------------------------------------------------------------------------------------------------------------------------------

PRIVATE CERTIFICATES (4)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                      AVERAGE                    ASSUMED FINAL        INITIAL
             INITIAL CERTIFICATE   SUBORDINATION       RATINGS          LIFE       PRINCIPAL      DISTRIBUTION   PASS-THROUGH RATE
   CLASS          BALANCE(1)           LEVELS      (S&P / MOODY'S)   (YRS.)(2)     WINDOW (2)       DATE(2)        (APPROX.)(3)
----------- --------------------- --------------- ----------------- ----------- --------------- --------------- -------------------

    X-C(6)      $1,222,098,157         N/A             AAA/Aaa          N/A           N/A           6/15/2024%
-----------     --------------        -----           ---------        -----     ---------------   ----------    ------------------
    X-P(6)      $1,178,545,000         N/A             AAA/Aaa          N/A           N/A          11/15/2011%
-----------     --------------        -----           ---------        -----     ---------------   ----------    ------------------
      E            $10,694,000        7.000%            A-/A3           9.93     10/14 - 10/14     10/15/2014%
-----------     --------------        -----           ---------        -----     ---------------   ----------    ------------------
      F            $15,276,000        5.750%          BBB+/Baa1        10.00     10/14 - 11/14     11/15/2014%
-----------     --------------        -----           ---------        -----     ---------------   ----------    ------------------
      G            $15,276,000        4.500%           BBB/Baa2        10.02     11/14 - 11/14     11/15/2014%
-----------     --------------        -----           ---------        -----     ---------------   ----------    ------------------
      H            $12,221,000        3.500%          BBB-/Baa3        10.02     11/14 - 11/14     11/15/2014%
-----------     --------------        -----           ---------        -----     ---------------   ----------    ------------------
      J             $4,583,000        3.125%           BB+/Ba1         10.02     11/14 - 11/14     11/15/2014%
-----------     --------------        -----           ---------        -----     ---------------   ----------    ------------------
      K             $3,055,000        2.875%            BB/Ba2         10.02     11/14 - 11/14     11/15/2014%
-----------     --------------        -----           ---------        -----     ---------------   ----------    ------------------
      L             $6,111,000        2.375%           BB-/Ba3         10.02     11/14 - 11/14     11/15/2014%
-----------     --------------        -----           ---------        -----     ---------------   ----------    ------------------
      M             $7,638,000        1.750%            B+/B1          10.02     11/14 - 11/14     11/15/2014%
-----------     --------------        -----           ---------        -----     ---------------   ----------    ------------------
      N             $3,055,000        1.500%             B/B2          10.02     11/14 - 11/14     11/15/2014%
-----------     --------------        -----           ---------        -----     ---------------   ----------    ------------------
      O             $3,055,000        1.250%            B-/B3          10.26     11/14 -  2/16      2/15/2016%
-----------     --------------        -----           ---------        -----     ---------------   ----------    ------------------
      P            $15,277,157        0.000%            NR/NR          14.84      2/16 -  6/24      6/15/2024%
-----------------------------------------------------------------------------------------------------------------------------------

NOTES:

(1)   Subject to a permitted variance of plus or minus 5%.

(2)   Based on the structuring assumptions, assuming 0% CPR, described in the
      Prospectus Supplement.

(3)   The Class A-1, A-2, A-3, A-4, A-5, A-1A, B, C, D, E, F, G and H
      Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage interest rate, (iii) a rate equal to the weighted average net mortgage interest rate less a specified percentage or (iv) a rate equal to the weighted average net mortgage interest rate. The Class J, K, L, M, N, O and P will accrue interest at a fixed rate subject to a Net WAC Cap.

(4)   Certificates to be offered privately pursuant to Rule 144A and Regulation
      S.

(5)   Represents the approximate subordination level for the Class A-1, A-2,
      A-3, A-4, A-5 and A-1A Certificates in the aggregate.

(6)   Each of the properties referred to herein as 731 Lexington Avenue -
      Bloomberg Headquarters and Strategic Hotel Portfolio also secures a subordinate note in a split note structure that is held outside of the trust. The Class X-C and Class X-P Certificates were structured assuming that such subordinate notes absorb any loss prior to the related mortgage loan that is held in the trust. For more information regarding these loans (as well as information regarding other subordinate notes in a split note structure), see "Description of the Mortgage Trust Pool -
      Split Loan Structures" in the Prospectus Supplement.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-3

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

I. ISSUE CHARACTERISTICS

    ISSUE TYPE:              Public: Classes A-1, A-2, A-3, A-4, A-5, A-1A, B, C
                             and D (the "Offered Certificates"). Private (Rule
                             144A, Regulation S), Classes X-C, X-P, E, F, G, H,
                             J, K, L, M, N, O and P.

    SECURITIES OFFERED:      $1,125,857,000 monthly pay, multi-class, sequential
                             pay commercial mortgage REMIC Pass-Through
                             Certificates, consisting of nine fixed-rate
                             principal and interest classes (Classes A-1, A-2,
                             A-3, A-4, A-5, A-1A, B, C and D).

    MORTGAGE POOL:           The Mortgage Pool consists of 118 Mortgage Loans
                             with an aggregate balance as of the Cut-off Date of
                             $1,222,098,157. The Mortgage Loans are secured by
                             145 properties located throughout 37 states and the
                             District of Columbia.

    SELLERS:                 German American Capital Corporation (GACC), LaSalle
                             Bank National Association (LaSalle) and Nomura
                             Credit & Capital, Inc. (NCCI)

    BOOKRUNNER:              Deutsche Bank Securities Inc.

    CO-LEAD MANAGERS:        Deutsche Bank Securities Inc., ABN AMRO
                             Incorporated and Nomura Securities International,
                             Inc.

    CO-MANAGERS:             J.P. Morgan Securities Inc. and Citigroup Global
                             Markets Inc.

    SERVICER:                GMAC Commercial Mortgage Corporation, a California
                             corporation, with respect to all of the mortgage
                             loans other than three mortgage loans known as the
                             731 Lexington Avenue -- Bloomberg Headquarters
                             loan, the Strategic Hotel Portfolio loan and the
                             DDR -- Macquarie Portfolio loan (collectively, the
                             "Non-Serviced Mortgage Loans").

    SPECIAL SERVICER:        Midland Loan Services, Inc., with respect to all of
                             the mortgage loans other than the Non-Serviced
                             Mortgage Loans.

    TRUSTEE:                 Wells Fargo Bank, N.A.

    BOND ADMINISTRATOR:      LaSalle Bank National Association.

    CUT-OFF DATE:            November 1, 2004.

    EXPECTED CLOSING DATE:   On or about November   , 2004.

    DISTRIBUTION DATES:      The 15th day of each month or, if such 15th day is
                             not a business day, the business day immediately
                             following such 15th day, beginning in December,
                             2004.

    MINIMUM DENOMINATIONS:   $10,000 for the Offered Certificates and in
                             multiples of $1 thereafter.

    SETTLEMENT TERMS:        DTC, Euroclear and Clearstream, same day funds,
                             with accrued interest.

    ERISA/SMMEA STATUS:      Classes A-1, A-2, A-3, A-4, A-5, A-1A, B, C and D
                             are expected to be ERISA eligible. No Class of
                             Certificates is SMMEA eligible.

    RATING AGENCIES:         The Offered Certificates will be rated by Standard
                             & Poor's Rating Services, a division of The
                             McGraw-Hill Companies, Inc. ("S&P") and Moody's
                             Investors Service, Inc. ("Moody's").

    RISK FACTORS:            THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY NOT
                             BE SUITABLE FOR ALL INVESTORS. SEE THE "RISK
                             FACTORS" SECTION OF THE PROSPECTUS SUPPLEMENT AND
                             THE "RISK FACTORS" SECTION OF THE PROSPECTUS.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-4

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

II. STRUCTURE CHARACTERISTICS

The Class A-1, A-2, A-3, A-4, A-5, A-1A, B, C, D, E, F, G and H Certificates
will each accrue interest at (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage interest rate, (iii) a rate equal to the weighted average net mortgage interest rate less a specified percentage or
(iv) a rate equal to the weighted average net mortgage interest rate. The Class
J, K, L, M, N, O and P Certificates will accrue interest at a fixed rate subject to a Net WAC Cap. The Class X-C and X-P Certificates will accrue interest at a variable rate.

                               [GRAPHIC OMITTED]

                                        Class X-C(1), X-P(1)
                     AAA/Aaa
   Class A-1    [------[ ]%-------] [xxxxxxxxxxxxxxxxxxxxxxxxxxx]   $47.8MM

                     AAA/Aaa
   Class A-2    [------[ ]%--------] [xxxxxxxxxxxxxxxxxxxxxxxxxx]   $148.8MM

                     AAA/Aaa
   Class A-3    [------[ ]%---------] [xxxxxxxxxxxxxxxxxxxxxxxxx]   $86.5MM

                     AAA/Aaa
   Class A-4    [------[ ]%----------] [xxxxxxxxxxxxxxxxxxxxxxxx]   $88.0MM

                     AAA/Aaa
   Class A-5    [------[ ]%-----------] [xxxxxxxxxxxxxxxxxxxxxxx]   $343.3MM

                     AAA/Aaa
   Class A-1A   [------[ ]%----------] [xxxxxxxxxxxxxxxxxxxxxxxx]   $353.5MM

                           AA/Aa2
   Class B      [-----------[ ]%-------------] [xxxxxxxxxxxxxxxx]   $24.4MM

                           AA/Aa3
   Class C      [-----------[ ]%--------------] [xxxxxxxxxxxxxxx]   $10.7MM

                            A/A2
   Class D      [-----------[ ]%---------------] [xxxxxxxxxxxxxx]   $22.9MM

                            A-/A3
   Class E(1)   [-----------[ ]%----------------] [xxxxxxxxxxxxx]   $10.7MM

                            BBB+/Baa1
   Class F(1)   [--------------[ ]%---------------] [xxxxxxxxxxx]   $15.3MM

                            BBB/Baa2
   Class G(1)   [--------------[ ]%---------------] [xxxxxxxxxxx]   $15.3MM

                                    BBB/Baa3
   Class H(1)   [---------------------[ ]%----------------------]   $12.2MM

                           BB+/Ba1
   Class J(1)   [-----------[ ]%-----------] [xxxxxxxxxxxxxxxxxx]   $4.6MM

                           BB/Ba2
   Class K(1)   [-----------[ ]%-----------] [xxxxxxxxxxxxxxxxxx]   $3.1MM

                           BB-/Ba3
   Class L(1)   [-----------[ ]%-----------] [xxxxxxxxxxxxxxxxxx]   $6.1MM

                           B+/B1
   Class M(1)   [-----------[ ]%-----------] [xxxxxxxxxxxxxxxxxx]   $7.6MM

                           B/B2
   Class N(1)   [-----------[ ]%-----------] [xxxxxxxxxxxxxxxxxx]   $3.1MM

                           B-/B3
   Class O(1)   [-----------[ ]%-----------] [xxxxxxxxxxxxxxxxxx]   $3.1MM

                           NR/NR
   Class P(1)   [-----------[ ]%-----------] [xxxxxxxxxxxxxxxxxx]   $15.3MM

------------------------------

[xx] Class X-C and Class X-P

Note: Diagram not to scale

------------------------------

(1).  Offered privately pursuant to Rule 144A and Regulation S.

THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE IN
ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE
PROSPECTUS, PROSPECTUS SUPPLEMENT AND POOLING AND SERVICING AGREEMENT.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-5

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

III. FULL COLLATERAL CHARACTERISTICS

CUT-OFF DATE BALANCE ($)
---------------------------------------------------------------
                              NO. OF       AGGREGATE
                            MORTGAGE    CUT-OFF DATE      % OF
                               LOANS     BALANCE ($)      POOL
---------------------------------------------------------------
 1,049,031 -- 1,999,999        16         22,761,604      1.86
 2,000,000 -- 2,999,999        15         37,173,299      3.04
 3,000,000 -- 3,999,999        16         55,223,107      4.52
 4,000,000 -- 5,999,999        20        106,537,013      8.72
 6,000,000 -- 6,999,999         4         26,770,604      2.19
 7,000,000 -- 9,999,999        15        126,688,510     10.37
 10,000,000 -- 14,999,999       9        105,905,396      8.67
 15,000,000 -- 29,999,999      14        299,160,640     24.48
 30,000,000 -- 49,999,999       6        218,659,016     17.89
 50,000,000 -- 69,999,999       1         69,718,968      5.70
 70,000,000 -- 79,500,000       2        153,500,000     12.56
---------------------------------------------------------------
 TOTAL                        118      1,222,098,157    100.00
---------------------------------------------------------------
 Min: 1,049,031       Max: 79,500,000      Average: 10,356,764
---------------------------------------------------------------

STATE
-------------------------------------------------------------
                          NO. OF       AGGREGATE
                       MORTGAGED    CUT-OFF DATE       % OF
                      PROPERTIES     BALANCE ($)       POOL
-------------------------------------------------------------
 California               14         196,508,421      16.08
 New York                 16         160,748,529      13.15
 Maryland                  3          92,329,964       7.56
 Connecticut               7          66,970,735       5.48
 Texas                     9          66,455,763       5.44
 North Carolina            5          63,217,790       5.17
 Georgia                   4          61,325,000       5.02
 Florida                  16          51,410,000       4.21
 Michigan                  4          36,055,280       2.95
 Kansas                    2          35,178,590       2.88
 Illinois                  6          34,089,308       2.79
 Louisiana                 1          31,766,437       2.60
 Virginia                  2          30,500,000       2.50
 Other States(a)          56         295,542,340      24.18
-------------------------------------------------------------
 TOTAL                   145       1,222,098,157     100.00
-------------------------------------------------------------

(a) Includes 24 states and the District of Columbia.

PROPERTY TYPE
------------------------------------------------------------------
                                NO. OF        AGGREGATE
                             MORTGAGED     CUT-OFF DATE      % OF
                            PROPERTIES      BALANCE ($)      POOL
------------------------------------------------------------------
 Multifamily                    67          402,143,093     32.91
   Multifamily                  57          379,925,592     31.09
   Manufactured Housing         10           22,217,501      1.82
 Retail                         47          343,117,131     28.08
   Anchored                     29          282,008,171     23.08
   Unanchored                   15           53,953,997      4.41
   CTL(a)                        3            7,154,963      0.59
 Office(b)                      20          340,567,349     27.87
 Hotel                           3           69,718,968      5.70
 Industrial                      3           44,308,845      3.63
 Mixed Use                       3           15,199,095      1.24
 Self Storage                    1            5,944,603      0.49
 Land                            1            1,099,074      0.09
------------------------------------------------------------------
 TOTAL                         145        1,222,098,157    100.00
------------------------------------------------------------------

(a) Rite Aid credit (B-/Caa1 by S&P and Moody's respectively).

(b) Includes the Bank of America CTL loan (0.20% of Initial Outstanding Pool
    Balance) (AA-/Aa1 by S&P and Moody's respectively).

MORTGAGE RATE (%)
--------------------------------------------------------
                      NO. OF        AGGREGATE
                    MORTGAGE     CUT-OFF DATE      % OF
                       LOANS      BALANCE ($)      POOL
--------------------------------------------------------
 4.180% -- 4.999%       9         155,161,130     12.70
 5.000% -- 5.249%       9         118,018,002      9.66
 5.250% -- 5.449%       9         150,963,884     12.35
 5.450% -- 5.749%      36         393,584,364     32.21
 5.750% -- 5.999%      46         380,951,388     31.17
 6.000% -- 6.449%       6          16,264,425      1.33
 6.450% -- 7.490%       3           7,154,963      0.59
--------------------------------------------------------
 TOTAL                118       1,222,098,157    100.00
--------------------------------------------------------
 Min: 4.180          Max: 7.490          Average: 5.492
--------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS)(a)
---------------------------------------------------
                NO. OF        AGGREGATE
              MORTGAGE     CUT-OFF DATE       % OF
                 LOANS      BALANCE ($)       POOL
---------------------------------------------------
 60 -- 80         17        226,859,943      18.56
 81 -- 100        11        131,893,799      10.79
 101 -- 120       80        840,665,228      68.79
 121 -- 264       10         22,679,188       1.86
---------------------------------------------------
 TOTAL           118      1,222,098,157     100.00
---------------------------------------------------
 Min: 60           Max: 264           Average: 107
---------------------------------------------------

(a) Calculated with respect to the anticipated repayment date for 4 mortgage loans, representing 7.12% of the outstanding pool balance as of the cut-off date.

REMAINING TERM TO STATED MATURITY (MOS) (a)
--------------------------------------------------------
                NO. OF        AGGREGATE
              MORTGAGE     CUT-OFF DATE      % OF
                 LOANS      BALANCE ($)      POOL
--------------------------------------------------------
 55 -- 84        28         358,753,742     29.36
 85 -- 119       74         757,615,228     61.99
 120 -- 235      16         105,729,188      8.65
--------------------------------------------------------
 TOTAL          118       1,222,098,157    100.00
--------------------------------------------------------
 Min: 55            Max: 235         Average: 104
--------------------------------------------------------

(a) Calculated with respect to the anticipated repayment date for 4 mortgage loans, representing 7.12% of the outstanding pool balance as of the cut-off date.

LOANS WITH RESERVE REQUIREMENTS (a)
----------------------------------------------------------
                     NO. OF        AGGREGATE
                   MORTGAGE     CUT-OFF DATE         % OF
                      LOANS      BALANCE ($)         POOL
----------------------------------------------------------
 Tax                  89         833,933,022       68.24
 Replacement          85         736,350,652       60.25
 Insurance            78         660,063,184       54.01
 TI/LC(b)             31         285,132,478       38.37
----------------------------------------------------------

(a) Includes upfront or on-going reserves.

(b) TI/LC % based only on portion of pool secured by retail, office, mixed use and industrial properties.

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)(a)(b)
--------------------------------------------------------
                      NO. OF        AGGREGATE
                    MORTGAGE     CUT-OFF DATE      % OF
                       LOANS      BALANCE ($)      POOL
--------------------------------------------------------
 33.30% -- 49.99%       7          95,978,000      7.85
 50.00% -- 59.99%      14         231,509,292     18.94
 60.00% -- 69.99%      21         127,237,178     10.41
 70.00% -- 74.99%      25         209,826,671     17.17
 75.00% -- 79.99%      36         470,375,523     38.49
 80.00% -- 92.33%      15          87,171,493      7.13
--------------------------------------------------------
 TOTAL                118       1,222,098,157    100.00
--------------------------------------------------------
 Min: 33.30          Max: 92.33          Average: 69.28
--------------------------------------------------------

(a) Unless otherwise indicated, calculated on Mortgage Loan balances after netting out a holdback amount for 4 Mortgage Loans (6.77% of the Initial
    Outstanding Pool Balance, 6.88% of the Initial Loan Group 1 Balance and
    6.48% of the Initial Loan Group 2 Balance). With respect to two Mortgage
    Loans known as "Crossings at Corona" and "Inver Grove", representing 6.75%
    of the Initial Outstanding Pool Balance and 9.49% of the Initial Loan Group
    1 Balance, $10,200,000 and $500,000, respectively, have been escrowed until certain conditions under the Mortgage Loan Documents are satisfied. The LTV and DSCRs of such Mortgage Loans were calculated assuming these conditions have been met. Notwithstanding the foregoing, the DSCR for such Mortgage
    Loans net of holdback amounts and without assuming such conditions have been satisfied are 1.20x and 1.27x, respectively.

(b) In the case of three Mortgage Loans with one or more companion loans that are not included in the Trust, calculated only with respect to the Mortgage
    Loans that are included in the Trust and the companion loans that are not included in the Trust but are pari passu in right of payment with the
    Mortgage Loans included in the Trust.

LOAN-TO-VALUE RATIO AT MATURITY (%)(a)
--------------------------------------------------------
                      NO. OF        AGGREGATE
                    MORTGAGE     CUT-OFF DATE      % OF
                       LOANS      BALANCE ($)      POOL
--------------------------------------------------------
 0.00% -- 29.99%        7          13,617,945      1.11
 30.00% -- 39.99%       1           1,796,580      0.15
 40.00% -- 49.99%      21         281,190,756     23.01
 50.00% -- 59.99%      26         244,226,104     19.98
 60.00% -- 69.99%      42         387,978,696     31.75
 70.00% -- 79.93%      21         293,288,076     24.00
--------------------------------------------------------
 TOTAL                118       1,222,098,157    100.00
--------------------------------------------------------
 Min: 0.00           Max: 79.93          Average: 59.34
--------------------------------------------------------

(a) In the case of three Mortgage Loans with one or more companion loans that are not included in the Trust, calculated only with respect to the Mortgage
    Loans that are included in the Trust and the companion loans that are not included in the Trust but are pari passu in right of payment with the
    Mortgage Loans included in the trust.

DEBT SERVICE COVERAGE RATIOS (X) (a)(b)
------------------------------------------------------
                     NO. OF        AGGREGATE
                   MORTGAGE     CUT-OFF DATE      % OF
                      LOANS      BALANCE ($)      POOL
------------------------------------------------------
 1.00x+ -- 1.19x       6          61,867,466      5.06
 1.20x+ -- 1.29x      27         313,825,231     25.68
 1.30x+ -- 1.39x      33         246,954,126     20.21
 1.40x+ -- 1.49x      16         187,755,656     15.36
 1.50x+ -- 1.59x       8          74,058,042      6.06
 1.60x+ -- 1.74x       5          48,941,365      4.00
 1.75x+ -- 1.99x      11          92,525,041      7.57
 2.00x+ -- 2.49x       5          73,479,580      6.01
 2.50x+ -- 3.62x       7         122,691,651     10.04
------------------------------------------------------
 TOTAL               118       1,222,098,157    100.00
------------------------------------------------------
 Min: 1.00           Max: 3.62           Average: 1.60
------------------------------------------------------

(a) Unless otherwise indicated, calculated on Mortgage Loan balances after netting out a holdback amount for 4 Mortgage Loans (6.77% of the Initial
    Outstanding Pool Balance, 6.88% of the Initial Loan Group 1 Balance and
    6.48% of the Initial Loan Group 2 Balance). With respect to two Mortgage
    Loans known as "Crossings at Corona" and "Inver Grove", representing 6.75%
    of the Initial Outstanding Pool Balance and 9.49% of the Initial Loan Group
    1 Balance, $10,200,000 and $500,000, respectively, have been escrowed until certain conditions under the Mortgage Loan Documents are satisfied. The LTV and DSCRs of such Mortgage Loans were calculated assuming these conditions have been met. Notwithstanding the foregoing, the DSCR for such Mortgage
    Loans net of holdback amounts and without assuming such conditions have been satisfied are 1.20x and 1.27x, respectively.

(b) In the case of three Mortgage Loans with one or more companion loans that are not included in the Trust, calculated only with respect to the Mortgage
    Loans that are included in the Trust and the companion loans that are not included in the Trust but are pari passu in right of payment with the
    Mortgage Loans included in the Trust.

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the loans based on their outstanding principal balances as of the
Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of Mortgage Loans secured by multiple properties. Sum of Columns may not match "Total" due to rounding.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-6

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

IV. LOAN GROUP 1

CUT-OFF DATE BALANCE ($)
-------------------------------------------------------------
                              NO. OF      AGGREGATE
                            MORTGAGE   CUT-OFF DATE      % OF
                               LOANS    BALANCE ($)      POOL
-------------------------------------------------------------
 1,049,031 -- 1,999,999         8        11,837,145      1.36
 2,000,000 -- 2,999,999        13        32,407,731      3.73
 3,000,000 -- 3,999,999         9        32,117,302      3.70
 4,000,000 -- 5,999,999         9        46,940,521      5.40
 6,000,000 -- 6,999,999         4        26,770,604      3.08
 7,000,000 -- 9,999,999        10        82,904,613      9.54
 10,000,000 -- 14,999,999       7        84,505,396      9.73
 15,000,000 -- 29,999,999       6       142,785,640     16.44
 30,000,000 -- 49,999,999       5       185,159,016     21.32
 50,000,000 -- 69,999,999       1        69,718,968      8.03
 70,000,000 -- 79,500,000       2       153,500,000     17.67
-------------------------------------------------------------
 TOTAL                         74       868,646,937    100.00
-------------------------------------------------------------
 Min: 1,049,031       Max: 79,500,000     Average: 11,738,472
-------------------------------------------------------------

STATE
-------------------------------------------------------------
                           NO. OF      AGGREGATE
                        MORTGAGED   CUT-OFF DATE      % OF
                       PROPERTIES    BALANCE ($)      POOL
-------------------------------------------------------------
 California                 13       192,914,811     22.21
 New York                   14       149,398,529     17.20
 Maryland                    3        92,329,964     10.63
 Connecticut                 4        53,970,735      6.21
 Texas                       5        52,968,240      6.10
 North Carolina              2        34,579,070      3.98
 Michigan                    3        34,565,511      3.98
 Illinois                    6        34,089,308      3.92
 Louisiana                   1        31,766,437      3.66
 Tennessee                   3        29,675,896      3.42
 Arizona                     3        27,868,213      3.21
 Florida                     2        16,330,000      1.88
 Colorado                    3        15,559,126      1.79
 Other States (a)           28       102,631,097     11.82
-------------------------------------------------------------
 TOTAL                      90       868,646,937    100.00
-------------------------------------------------------------

(a) Includes 14 states and the District of Columbia.

PROPERTY TYPE
-----------------------------------------------------------------
                                NO. OF      AGGREGATE
                             MORTGAGED   CUT-OFF DATE       % OF
                            PROPERTIES    BALANCE ($)       POOL
-----------------------------------------------------------------
 Office(b)                       20       340,567,349      39.21
 Retail                          47       343,117,131      39.50
   Anchored                      29       282,008,171      32.47
   Unanchored                    15        53,953,997       6.21
   CTL(a)                         3         7,154,963       0.82
 Multifamily                     12        48,691,873       5.61
   Multifamily                    6        34,750,000       4.00
   Manufactured Housing           6        13,941,872       1.61
 Industrial                       3        44,308,845       5.10
 Mixed Use                        3        15,199,095       1.75
 Self Storage                     1         5,944,603       0.68
-----------------------------------------------------------------
 TOTAL                           90       868,646,937     100.00
-----------------------------------------------------------------

(a) Rite Aid credit (B-/Caa1 by S&P and Moody's respectively).

(b) Includes the Bank of America CTL loan (0.20% of Initial Outstanding Pool
    Balance) (AA-/Aa1 by S&P and Moody's respectively).

MORTGAGE RATE (%)
--------------------------------------------------------
                      NO. OF      AGGREGATE
                    MORTGAGE   CUT-OFF DATE      % OF
                       LOANS    BALANCE ($)      POOL
--------------------------------------------------------
 4.180% -- 4.999%       7       116,536,130     13.42
 5.000% -- 5.249%       5        95,691,285     11.02
 5.250% -- 5.449%       5       132,151,847     15.21
 5.450% -- 5.749%      20       243,291,709     28.01
 5.750% -- 5.999%      30       262,247,304     30.19
 6.000% -- 6.449%       4        11,573,700      1.33
 6.450% -- 7.490%       3         7,154,963      0.82
--------------------------------------------------------
 TOTAL                 74       868,646,937    100.00
--------------------------------------------------------
 Min: 4.180        Max: 7.490          Average: 5.474
--------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS)(a)
--------------------------------------------------
                NO. OF       AGGREGATE
              MORTGAGE    CUT-OFF DATE       % OF
                 LOANS     BALANCE ($)       POOL
--------------------------------------------------
 60 -- 80         10       145,677,547      16.77
 81 -- 100         7       121,844,480      14.03
 101 -- 120       48       579,935,490      66.76
 121 -- 264        9        21,189,419       2.44
--------------------------------------------------
 TOTAL            74       868,646,937     100.00
--------------------------------------------------
 Min: 60         Max: 264            Average: 107
--------------------------------------------------

(a) Calculated with respect to the anticipated repayment date for 3 mortgage loans, representing 6.98% of the outstanding pool balance as of the cut-off date and 9.82% of the Initial Loan Group 1 Balance.

REMAINING TERM TO STATED MATURITY (MOS) (a)
--------------------------------------------------
                NO. OF      AGGREGATE
              MORTGAGE   CUT-OFF DATE       % OF
                 LOANS    BALANCE ($)       POOL
--------------------------------------------------
 55 -- 84          17     267,522,028      30.80
 105 -- 119        45     536,985,490      61.82
 120 -- 235        12      64,139,419       7.38
--------------------------------------------------
 TOTAL             74     868,646,937     100.00
--------------------------------------------------
 Min: 55         Max: 235           Average: 104
--------------------------------------------------

(a) Calculated with respect to the anticipated repayment date for 3 mortgage loans, representing 6.98% of the outstanding pool balance as of the cut-off date and the 9.82% of the Initial Loan Group 1 Balance.

LOANS WITH RESERVE REQUIREMENTS (a)
----------------------------------------------------------
                     NO. OF        AGGREGATE
                   MORTGAGE     CUT-OFF DATE         % OF
                      LOANS      BALANCE ($)         POOL
----------------------------------------------------------
 Tax                  48         511,571,570        58.89
 Replacement          45         422,088,059        48.59
 Insurance            42         359,039,733        41.33
 TI/LC (b)            31         285,132,478        38.37
----------------------------------------------------------

(a) Includes upfront or on-going reserves.

(b) TI/LC % based only on portion of pool secured by retail, office, mixed use and industrial properties.

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)(a)(b)
-------------------------------------------------------
                      NO. OF      AGGREGATE
                    MORTGAGE   CUT-OFF DATE       % OF
                       LOANS    BALANCE ($)       POOL
-------------------------------------------------------
 34.35% -- 49.99%       5        93,289,372      10.74
 50.00% -- 59.99%      12       224,668,964      25.86
 60.00% -- 69.99%      15        83,155,422       9.57
 70.00% -- 74.99%      17       147,394,609      16.97
 75.00% -- 79.99%      20       302,583,077      34.83
 80.00% -- 92.33%       5        17,555,493       2.02
-------------------------------------------------------
 TOTAL                 74       868,646,937    100.00
-------------------------------------------------------
 Min: 34.35      Max: 92.33            Average: 66.73
-------------------------------------------------------

(a) Unless otherwise indicated, calculated on Mortgage Loan balances after netting out a holdback amount for 2 Mortgage Loans (4.89% of the Initial
    Outstanding Pool Balance as of the Cut-off Date and 6.88% of the Initial
    Loan Group 1 Balance). With respect to two Mortgage Loans known as
    "Crossings at Corona" and "Inver Grove", representing 6.75% of the Initial
    Outstanding Pool Balance and 9.49% of the Initial Loan Group 1 Balance,
    $10,200,000 and $500,000, respectively, have been escrowed until certain conditions under the Mortgage Loan Documents are satisfied. The LTV and
    DSCRs of such Mortgage Loans were calculated assuming these conditions have been met. Notwithstanding the foregoing, the DSCR for such Mortgage Loans net of holdback amounts and without assuming such conditions have been satisfied are 1.20x and 1.27x, respectively.

(b) In the case of three Mortgage Loans with one or more companion loans that are not included in the Trust, calculated only with respect to the Mortgage
    Loans that are included in the Trust and the companion loans that are not included in the Trust but are pari passu in right of payment with the
    Mortgage Loans included in the Trust.

LOAN-TO-VALUE RATIO AT MATURITY (%)(a)
------------------------------------------------------
                      NO. OF      AGGREGATE
                    MORTGAGE   CUT-OFF DATE      % OF
                       LOANS    BALANCE ($)      POOL
------------------------------------------------------
 0.00% -- 29.99%        5        10,929,317      1.26
 30.00% -- 39.99%       1         1,796,580      0.21
 40.00% -- 49.99%      18       249,416,264     28.71
 50.00% -- 59.99%      20       219,591,332     25.28
 60.00% -- 69.99%      24       254,808,957     29.33
 70.00% -- 77.71%       6       132,104,485     15.21
------------------------------------------------------
 TOTAL                 74       868,646,937    100.00
------------------------------------------------------
 Min: 0.00          Max: 77.71         Average: 56.50
------------------------------------------------------

(a) In the case of three Mortgage Loans with one or more companion loans that are not included in the Trust, calculated only with respect to the Mortgage
    Loans that are included in the Trust and the companion loans that are not included in the Trust but are pari passu in right of payment with the
    Mortgage Loans included in the trust.

DEBT SERVICE COVERAGE RATIOS (X) (a)(b)
------------------------------------------------------
                     NO. OF      AGGREGATE
                   MORTGAGE   CUT-OFF DATE      % OF
                      LOANS    BALANCE ($)      POOL
------------------------------------------------------
 1.00x+ -- 1.19x       6        61,867,466      7.12
 1.20x+ -- 1.29x      13       194,152,053     22.35
 1.30x+ -- 1.39x      18       146,804,766     16.90
 1.40x+ -- 1.49x      11       129,505,656     14.91
 1.50x+ -- 1.59x       6        50,811,324      5.85
 1.60x+ -- 1.74x       4        30,516,365      3.51
 1.75x+ -- 1.99x       5        60,016,936      6.91
 2.00x+ -- 2.49x       5        73,479,580      8.46
 2.50x+ -- 3.62x       6       121,492,792     13.99
------------------------------------------------------
 TOTAL                74       868,646,937    100.00
------------------------------------------------------
 Min: 1.00         Max: 3.62           Average: 1.69
------------------------------------------------------

(a) Unless otherwise indicated, calculated on Mortgage Loan balances after netting out a holdback amount for 2 Mortgage Loans (4.89% of the Initial
    Outstanding Pool Balance as of the Cut-off Date and 6.88% of the Initial
    Loan Group 1 Balance). With respect to two Mortgage Loans known as
    "Crossings at Corona" and "Inver Grove", representing 6.75% of the Initial
    Outstanding Pool Balance and 9.49% of the Initial Loan Group 1 Balance,
    $10,200,000 and $500,000, respectively, have been escrowed until certain conditions under the Mortgage Loan Documents are satisfied. The LTV and
    DSCRs of such Mortgage Loans were calculated assuming these conditions have been met. Notwithstanding the foregoing, the DSCR for such Mortgage Loans net of holdback amounts and without assuming such conditions have been satisfied are 1.20x and 1.27x, respectively.

(b) In the case of three Mortgage Loans with one or more companion loans that are not included in the Trust, calculated only with respect to the Mortgage
    Loans that are included in the Trust and the companion loans that are not included in the Trust but are pari passu in right of payment with the
    Mortgage Loans included in the Trust.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-7

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

V. LOAN GROUP 2

CUT-OFF DATE BALANCE ($)
--------------------------------------------------------------
                            NO. OF        AGGREGATE
                          MORTGAGE     CUT-OFF DATE      % OF
                             LOANS      BALANCE ($)      POOL
--------------------------------------------------------------
 1,097,115 -- 1,999,999        8         10,924,459      3.09
 2,000,000 -- 2,999,999        2          4,765,568      1.35
 3,000,000 -- 3,999,999        7         23,105,805      6.54
 4,000,000 -- 6,999,999       11         59,596,492     16.86
 7,000,000 -- 9,999,999        5         43,783,898     12.39
 10,000,000 -- 14,999,999      2         21,400,000      6.05
 15,000,000 -- 29,999,999      8        156,375,000     44.24
 30,000,000 -- 33,500,000      1         33,500,000      9.48
--------------------------------------------------------------
 TOTAL                        44        353,451,221    100.00
--------------------------------------------------------------
 Min: 1,097,115       Max: 33,500,000      Average: 8,032,982
--------------------------------------------------------------

STATE
------------------------------------------------------------
                           NO. OF      AGGREGATE
                        MORTGAGED   CUT-OFF DATE        % OF
                       PROPERTIES    BALANCE ($)        POOL
------------------------------------------------------------
 Georgia                    4         61,325,000       17.35
 Kansas                     2         35,178,590        9.95
 Florida                   14         35,080,000        9.92
 South Carolina             6         30,475,313        8.62
 North Carolina             3         28,638,720        8.10
 Alabama                    1         23,500,000        6.65
 Virginia                   1         20,500,000        5.80
 New Mexico                 1         20,200,000        5.72
 Texas                      4         13,487,523        3.82
 Connecticut                3         13,000,000        3.68
 New York                   2         11,350,000        3.21
 Mississippi                2         11,107,293        3.14
 Wisconsin                  1         10,400,000        2.94
 Other States(a)           11         39,208,781       11.09
--------------------------------------------------------------
 TOTAL                     55        353,451,221      100.00
--------------------------------------------------------------

(a) Includes 10 states.

PROPERTY TYPE
---------------------------------------------------------------
                              NO. OF      AGGREGATE
                           MORTGAGED   CUT-OFF DATE      % OF
                          PROPERTIES    BALANCE ($)      POOL
---------------------------------------------------------------
 Multifamily                  51        345,175,592     97.66
 Manufactured Housing          4          8,275,629      2.34
---------------------------------------------------------------
 TOTAL                        55        353,451,221    100.00
---------------------------------------------------------------

MORTGAGE RATE (%)
--------------------------------------------------------
                      NO. OF      AGGREGATE
                    MORTGAGE   CUT-OFF DATE       % OF
                       LOANS    BALANCE ($)       POOL
--------------------------------------------------------
 4.700% -- 4.999%       2        38,625,000      10.93
 5.000% -- 5.249%       4        22,326,718       6.32
 5.250% -- 5.449%       4        18,812,038       5.32
 5.450% -- 5.749%      16       150,292,655      42.52
 5.750% -- 5.999%      16       118,704,085      33.58
 6.000% -- 6.223%       2         4,690,725       1.33
--------------------------------------------------------
 TOTAL                 44       353,451,221     100.00
--------------------------------------------------------
 Min: 4.700         Max: 6.223         Average: 5.537
--------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS)(a)
--------------------------------------------------
                NO. OF      AGGREGATE
              MORTGAGE   CUT-OFF DATE       % OF
                 LOANS    BALANCE ($)       POOL
--------------------------------------------------
 60 -- 80         7        81,182,396      22.97
 81 -- 100        4        10,049,318       2.84
 101 -- 120      32       260,729,737      73.77
 121 -- 180       1         1,489,769       0.42
--------------------------------------------------
 TOTAL           44       353,451,221     100.00
--------------------------------------------------
 Min: 60        Max: 180            Average: 105
--------------------------------------------------

(a) Calculated with respect to the anticipated repayment date for 1 mortgage loan, representing 0.14% of the outstanding pool balance as of the cut-off date and 0.47% of the Initial Loan Group 2 Balance.

REMAINING TERM TO STATED MATURITY (MOS)(a)
--------------------------------------------------
                NO. OF      AGGREGATE
              MORTGAGE   CUT-OFF DATE       % OF
                 LOANS    BALANCE ($)       POOL
--------------------------------------------------
 56 -- 84        11        91,231,714      25.81
 85 -- 119       29       220,629,737      62.42
 120 -- 178       4        41,589,769      11.77
--------------------------------------------------
 TOTAL           44       353,451,221     100.00
--------------------------------------------------
 Min: 56         Max: 178           Average: 104
--------------------------------------------------

(a) Calculated with respect to the anticipated repayment date for 1 mortgage loan, representing 0.14% of the outstanding pool balance as of the cut-off date and 0.47% of the Initial Loan Group 2 Balance.

LOANS WITH RESERVE REQUIREMENTS(a)
-----------------------------------------------------------
                     NO. OF        AGGREGATE
                   MORTGAGE     CUT-OFF DATE          % OF
                      LOANS      BALANCE ($)          POOL
-----------------------------------------------------------
 Tax                  41         322,361,451         91.20
 Replacement          40         314,262,593         88.91
 Insurance            36         301,023,451         85.17
-----------------------------------------------------------

(a) Includes upfront or on-going reserves.

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)(a)
-------------------------------------------------------
                      NO. OF      AGGREGATE
                    MORTGAGE   CUT-OFF DATE      % OF
                       LOANS    BALANCE ($)      POOL
-------------------------------------------------------
 33.30% -- 49.99%       2         2,688,628      0.76
 50.00% -- 59.99%       2         6,840,328      1.94
 60.00% -- 69.99%       6        44,081,757     12.47
 70.00% -- 74.99%       8        62,432,061     17.66
 75.00% -- 80.00%      26       237,408,447     67.17
-------------------------------------------------------
 TOTAL                 44       353,451,221    100.00
-------------------------------------------------------
 Min: 33.30          Max: 80.00        Average: 75.54
-------------------------------------------------------

(a) Unless otherwise indicated, calculated on Mortgage Loan balances after netting out a holdback amount for 2 Mortgage Loans (1.87% of the Initial
    Outstanding Pool Balance, and 6.48% of the Initial Loan Group 2 Balance).

LOAN-TO-VALUE RATIO AT MATURITY (%)
-------------------------------------------------------
                       NO. OF      AGGREGATE
                     MORTGAGE   CUT-OFF DATE     % OF
                        LOANS    BALANCE ($)     POOL
-------------------------------------------------------
 0.46% - 29.99%         2          2,688,628     0.76
 40.00% - 49.99%        3         31,774,492     8.99
 50.00% - 59.99%        6         24,634,772     6.97
 60.00% - 69.99%       18        133,169,739    37.68
 70.00% - 79.93%       15        161,183,590    45.60
-------------------------------------------------------
 TOTAL                 44        353,451,221   100.00
-------------------------------------------------------
 Min: 0.46            Max: 79.93           66.31
-------------------------------------------------------

DEBT SERVICE COVERAGE RATIOS (X)(a)
-------------------------------------------------------
                     NO. OF      AGGREGATE
                   MORTGAGE   CUT-OFF DATE      % OF
                      LOANS    BALANCE ($)      POOL
-------------------------------------------------------
 1.20x+ -- 1.29x      14       119,673,179     33.86
 1.30x+ -- 1.39x      15       100,149,360     28.33
 1.40x+ -- 1.49x       5        58,250,000     16.48
 1.50x+ -- 1.59x       2        23,246,718      6.58
 1.60x+ -- 1.74x       1        18,425,000      5.21
 1.75x+ -- 2.49x       6        32,508,105      9.20
 2.50x+ -- 3.20x       1         1,198,859      0.34
-------------------------------------------------------
 TOTAL                44       353,451,221    100.00
-------------------------------------------------------
 Min: 1.20   Max: 3.20                 Average: 1.40
-------------------------------------------------------

(a) Unless otherwise indicated, calculated on Mortgage Loan balances after netting out a holdback amount for 2 Mortgage Loans (1.87% of the Initial
    Outstanding Pool Balance and 6.48% of the Initial Loan Group 2 Balance).

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-8

                          $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

VI. LARGE LOAN DESCRIPTION

                    TEN LARGEST LOANS OR CROSSED LOAN GROUP

-----------------------------------------------------------------------------------
   NO.                     PROPERTY NAME                        CITY        STATE
-----------------------------------------------------------------------------------

      1.  Crossings at Corona-Phase I & II                Corona              CA
-----------------------------------------------------------------------------------
      2.  731 Lexington Avenue - Bloomberg Headquarters   New York            NY
-----------------------------------------------------------------------------------
      3.  Strategic Hotel Portfolio                       Various          Various
-----------------------------------------------------------------------------------
      4.  Woodyard Crossing Shopping Center               Clinton             MD
-----------------------------------------------------------------------------------
      5.  Metro I Building                                Hyattsville         MD
-----------------------------------------------------------------------------------
      6.  280 Trumbull Street                             Hartford            CT
-----------------------------------------------------------------------------------
      7.  Deer Creek Apartments                           Overland Park       KS
-----------------------------------------------------------------------------------
      8.  GMAC Building                                   Winston-Salem       NC
-----------------------------------------------------------------------------------
      9.  2901 West Alameda Avenue                        Burbank             CA
-----------------------------------------------------------------------------------
     10.  Fort Henry Mall                                 Kingsport           TN
-----------------------------------------------------------------------------------
          TOTAL/WEIGHTED AVERAGE
-----------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                           CUT-OFF DATE                            LOAN PER                 CUT-OFF      BALLOON
   NO.     PROPERTY TYPE      BALANCE     % OF POOL   UNITS/SF     UNITS/SF     DSCR(1)   DATE LTV(1)     LTV(1)
------------------------------------------------------------------------------------------------------------------

      1.       Retail       $79,500,000      6.51%    503,037        $158.04      1.24x       79.90%       71.46%
------------------------------------------------------------------------------------------------------------------
      2.       Office        74,000,000      6.06     694,634        $106.53      1.48        58.69        42.01
------------------------------------------------------------------------------------------------------------------
      3.       Hotel         69,718,968      5.70       2,315     $30,116.18      2.74        46.35        41.40
------------------------------------------------------------------------------------------------------------------
      4.       Retail        48,045,008      3.93     483,724         $99.32      1.16        75.48        51.68
------------------------------------------------------------------------------------------------------------------
      5.       Office        39,889,008      3.26     310,282        $128.56      1.32        73.87        62.50
------------------------------------------------------------------------------------------------------------------
      6.       Office        34,000,000      2.78     664,479         $51.17      1.84        51.59        45.26
------------------------------------------------------------------------------------------------------------------
      7.    Multifamily      33,500,000      2.74         404     $82,920.79      1.21        79.38        70.52
------------------------------------------------------------------------------------------------------------------
      8.       Office        33,000,000      2.70     532,012         $62.03      2.47        55.00        55.00
------------------------------------------------------------------------------------------------------------------
      9.       Office        30,225,000      2.47     116,081        $260.38      1.27        76.71        70.50
------------------------------------------------------------------------------------------------------------------
     10.       Retail        27,442,640      2.25     530,193         $51.76      1.38        70.37        65.41
------------------------------------------------------------------------------------------------------------------
                           $469,320,625     38.40%                                1.64X       66.01%       56.03%
------------------------------------------------------------------------------------------------------------------

(1)   Unless otherwise indicated, for purposes of calculating Cut-Off Date LTV
      Ratio, LTV Ratio at Maturity and DSCR, the loan amount used for the 731
      Lexington Avenue-Bloomberg Headquarters Loan, The Strategic Hotel
      Portfolio Loan and the DDR-Macquarie Portfolio Loan is the principal balance of the Mortgage Loan included in the trust and the principal balance of their respective companion loans that are pari passu in right of payment to the subject Mortgage Loans that are not included in the
      Trust. With respect to Strategic Hotel Portfolio Loan, LTV is calculated based on the original principal balance of the Mortgage Loan together with its respective pari passu companion loans. With respect to the
      Crossings at Corona Loan the DSCR and LTV are calculated assuming certain conditions have been met. With respect to Woodyard Crossing Shopping
      Center, DSCR and LTV is calculated net of a $2,000,000 earnout reserve.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-9

                          $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

VII. COLLATERAL DESCRIPTION

                       PARI PASSU AND COMPANION LOANS(A)

--------------------------------------------------------------------------------------------
 CONTROL
 NUMBER                    PROPERTY NAME                   A-NOTE BALANCES     TRANSACTION
--------------------------------------------------------------------------------------------

                                                             $125,000,000    COMM 2004-LNB3
                                                              $65,000,000      GE 2004-C3
 [ ]     731 Lexington Avenue -- Bloomberg Headquarters       $50,000,000     GMAC 2004-C2
                                                              $74,000,000    COMM 2004-LNB4
--------------------------------------------------------------------------------------------
                                                              $50,000,000      GE 2004-C3
 [ ]     Strategic Hotel Portfolio                            $70,000,000    COMM 2004-LNB4
                                                              $55,000,000          TBD
--------------------------------------------------------------------------------------------
                                                              $75,000,000    COMM 2004-LNB3
                                                              $66,000,000      GE 2004-C3
 [ ]     DDR-Macquarie Portfolio                              $24,250,000    COMM 2004-LNB4
                                                              $49,750,000          TBD
--------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 CONTROL
 NUMBER                      SERVICER                     SPECIAL SERVICER     B-NOTE BALANCE
------------------------------------------------------------------------------------------------

                                                               Lennar
 [ ]     Midland Loan Services, Inc.(b)                    Partners, Inc.        $86,000,000

------------------------------------------------------------------------------------------------

 [ ]     Primary: GMAC Commercial Mortgage Corporation         Lennar
         Master: GEMSA Loan Services, L.P. (b)             Partners, Inc.        $33,500,000(c)
------------------------------------------------------------------------------------------------

 [ ]     Midland Loan Services, Inc. (b)                       Lennar
                                                           Partners, Inc.                 $0
------------------------------------------------------------------------------------------------

(a)        Does not include one mortgage loan with a subordinate companion loan: FedEx Reno Airport ($8,111,463 mortgage loan and $1,373,848 subordinate loan).

(b)        Being serviced pursuant to a separate pooling and servicing agreement.

(c)        B loans were deposited into the GE 2004-C3 securitization.

                                      B-10

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

                       THIS PAGE INTENTIONALLY LEFT BLANK

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-11

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                COLLATERAL TERM SHEET                   TMA BALANCE: $79,500,000
                                                        TMA DSCR:    1.24x
         CROSSINGS AT CORONA -- PHASE I & II            TMA LTV:     79.90%
--------------------------------------------------------------------------------

             [CROSSINGS AT CORONA - PHASE I & II PICTURES OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-12

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                COLLATERAL TERM SHEET                   TMA BALANCE: $79,500,000
                                                        TMA DSCR:    1.24x
         CROSSINGS AT CORONA -- PHASE I & II            TMA LTV:     79.90%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

  LOAN SELLER:            NCCI

  LOAN PURPOSE:           Refinance

  ORIGINAL TMA BALANCE:   $79,500,000

  CUT-OFF TMA BALANCE:    $79,500,000

  % BY INITIAL UPB:       6.51%

  INTEREST RATE:          5.5700%

  PAYMENT DATE:           11th of each month

  FIRST PAYMENT DATE:     November 11, 2004

  MATURITY DATE:          October 11, 2014

  AMORTIZATION:           Interest only through and including the payment date
                          in September, 2007 and thereafter monthly amortization
                          on a 30-year schedule.

  CALL PROTECTION:        Lockout for 24 months from the securitization closing
                          date, then defeasance is permitted. After April 11,
                          2014, prepayment permitted without penalty on any
                          payment date.

  SPONSOR:                David H. Murdock, both individually and as Trustee of
                          the David H. Murdock Living Trust dated May 28, 1986

  BORROWER:               Castle & Cooke Corona Crossings I, Inc.

  SUBORDINATE DEBT:       None

  LOCKBOX:                Soft at Closing/Springing Hard

  INITIAL RESERVES(1):    Letter of Credit:    $10,200,000
                          Other Reserves:      $ 2,721,201

  MONTHLY RESERVES(2):    None

--------------------------------------------------------------------------------

1.  Real Estate and Insurance escrows will be waived as long as Castle & Cooke,
    Inc. (or any affiliate of Castle and Cooke, Inc.) is the managing member and majority owner. At closing, the Borrower posted a letter of credit in the amount of $10,200,000. Portions of the letter of credit may be released periodically upon certain conditions including the completion and leasing of the additional improvements on the subject property, provided that such letter of credit may not be reduced below a minimum of $2,500,000 until the last portion of the planned improvements have been substantially completed.
    Other Reserves consist of an Ethan Allen Reserve ($2,500,000) and, with respect to certain tenants currently in a free rent period, a Rental
    Collection Reserve ($221,201).

2.  At any time that the borrower is not owned by Castle & Cooke, Inc. or managed and controlled by Castle & Cooke, Inc. or if an event of default exists, in accordance with the loan documents, the lender is permitted to implement a TILC Reserve in the amount of $10,000 per month (capped at
    $400,000).

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

  LOAN BALANCE / SQ. FT.(3):      $158.04

  BALLOON BALANCE / SQ. FT.(3):   $141.36

  LTV:                            79.90%

  BALLOON LTV:                    71.46%

  DSCR(4):                        1.24x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

  SINGLE ASSET / PORTFOLIO:        Single Asset

  PROPERTY TYPE:                   Retail Anchored

  COLLATERAL(3):                   Fee simple interest in a 503,037 SF
                                   retail center

  LOCATION:                        Corona, CA

  YEAR BUILT / RENOVATED:          2004 / NAP

  COLLATERAL SF(3):                503,037 sq. ft.

  PROPERTY MANAGEMENT:             Castle & Cooke Corona, Inc.
                                   (Borrower affiliate)

  OCCUPANCY (AS OF 9/16/04)(3):    89.1%

  UNDERWRITTEN NET CASH FLOW(4):   $6,746,295

  APPRAISED VALUE:                 $99,500,000

  APPRAISAL DATE:                  July 17, 2004

--------------------------------------------------------------------------------

3.  Square footage calculation assumes the completion of the additional improvements and includes ground leased buildings.

4.  The financials presented above assume the completion and leasing of additional improvements. Notwithstanding the foregoing, the DSCR as of the
    Cut-off date net of the letter of credit and without assuming such conditions have been satisfied, is 1.20x.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-13

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                COLLATERAL TERM SHEET                   TMA BALANCE: $79,500,000
                                                        TMA DSCR:    1.24x
         CROSSINGS AT CORONA -- PHASE I & II            TMA LTV:     79.90%
--------------------------------------------------------------------------------

THE CROSSINGS AT CORONA LOAN

THE LOAN. The Crossings at Corona Loan is secured by a first mortgage on the fee simple interest in an anchored retail center located in Corona, California.
The loan is interest only for 35 months and then amortizes based on a 30-year amortization schedule. The estimated total cost to develop the subject property is approximately $103,300,000 (approximately 77.0% loan to cost).

THE BORROWER. The subject property is currently 100% owned by Castle & Cooke
Corona Crossings I, Inc., a California S-Corporation and an affiliate of Castle
& Cooke, Inc., a privately held company. David H. Murdock, the Chairman and CEO of Castle and Cooke, Inc., is consistently listed on the Forbes 400 list of wealthiest people. Castle & Cooke, Inc., founded in 1851, is involved in the real estate, transportation and manufacturing industries. Castle & Cooke, Inc.
owns and operates 12 million square feet of commercial space, including almost
3 million square feet of retail space.

THE PROPERTY. The subject property is an anchored retail center built in 2003 and 2004, situated on a 51.50-acre site in Corona, Riverside County, CA. The subject property is anchored by Kohl's, Gart's Sportmart, Marshall's, Bed Bath
& Beyond and Ross and is shadow-anchored by a Target store. In addition, the collateral includes five ground-leased sites. The subject property is a portion of a larger power center that is projected to contain a total of 878,261 square feet, including a Target, a 16 screen Edward's movie theater, a Toys R Us and a
Borders Bookstore (none of which are the loan collateral). The subject property
(Phases I and II) is currently 89.1% occupied and 91.0% leased. The remainder of the center (including portions of the subject property) is scheduled for completion by 2005.

SIGNIFICANT TENANTS. The subject property is anchored by Kohl's, Best Buy,
Gart's Sportmart, Marshall's, Bed Bath & Beyond and Ross and is shadow-anchored by a 128,163 square foot Target store. Other national tenants at the subject property include Cost Plus, Aaron Brothers, Ethan Allen, Romano's Macaroni
Grill, Chili's Grill & Bar, Chick Fil-A, Wendy's, Famous Footwear, Bombay,
Pacific Sunwear, Lane Bryant, Anchor Blue, Old Navy, Staples, Michael's, and
Petco.The subject property is 65.4% occupied by investment grade tenants, while the rest of the center is occupied or leased by various national and regional tenants. The leases are generally written on a triple-net basis. At closing, the borrower posted a letter of credit in the amount of $10,200,000. Portions of the letter of credit may be released periodically upon certain conditions contained in the loan documents, provided that such letter of credit may not be reduced below $2,500,000 until the last portion of the planned improvements at the subject property have been substantially completed.

-----------------------------------------------------------------------------------------------------------------------------
                                                       ANCHOR TENANTS
-----------------------------------------------------------------------------------------------------------------------------
                                          % OF TOTAL                                               2002 SALES     2003 SALES
          TENANTS                SF          NRSF        LEASE EXPIRATION     RATINGS (S/M/F)(1)      PSF2           PSF2
-----------------------------------------------------------------------------------------------------------------------------

 Kohl's                        87,050         17.3%        01/31/2024           A- / A3 / A             NAP           NAP
-----------------------------------------------------------------------------------------------------------------------------
 Best Buy                      45,000          8.9%        01/31/2014        BBB- / Baa3 / BBB          NAP           NAP
-----------------------------------------------------------------------------------------------------------------------------
 Gart's Sportmart              37,633          7.5%        01/31/2014            - / - / -              NAP           NAP
-----------------------------------------------------------------------------------------------------------------------------
 Ross                          30,187          6.0%        01/31/2015           BBB / - / -             NAP           NAP
-----------------------------------------------------------------------------------------------------------------------------
 Marshall's                    30,000          6.0%        10/31/2013            A / A3 / -             NAP           NAP
-----------------------------------------------------------------------------------------------------------------------------
 Bed Bath & Beyond, Inc.       24,000          4.8%        01/31/2014           BBB / - / -             NAP           NAP
-----------------------------------------------------------------------------------------------------------------------------
 TOTAL/WA                     253,870         50.5%                                                     NAP           NAP
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                       MAJOR IN-LINE TENANTS
-----------------------------------------------------------------------------------------------------------------------------
                                 % OF TOTAL                                                2002 SALES     2003 SALES
      TENANTS           SF          NRSF        LEASE EXPIRATION     RATINGS (S/M/F)(1)       PSF(2)         PSF(2)
-----------------------------------------------------------------------------------------------------------------------------

 Michaels            23,716         4.7%           02/28/2014          BB+ / Ba1 / -            NAP           NAP
-----------------------------------------------------------------------------------------------------------------------------
 Staples             20,388         4.1%           05/31/2019        BBB- / Baa2 / BBB          NAP           NAP
-----------------------------------------------------------------------------------------------------------------------------
 Ethan Allen(3)      20,000         4.0%           04/28/2030           A- / Ba1 / -            NAP           NAP
-----------------------------------------------------------------------------------------------------------------------------
 Cost Plus, Inc.     18,300         3.6%            1/31/2014            - / - / -              NAP           NAP
-----------------------------------------------------------------------------------------------------------------------------
 Old Navy            16,800         3.3%            10/1/2014         BB+ / Ba1 / BB+           NAP           NAP
-----------------------------------------------------------------------------------------------------------------------------
 TOTAL/WA            99,204        19.7%                                                        NAP           NAP
-----------------------------------------------------------------------------------------------------------------------------

1.  Ratings provided are for the tenant's parent company whether or not the parent company guarantees the lease.

2.  Property was constructed in 2004.

3. Ground lease parcel.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-14

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                COLLATERAL TERM SHEET                   TMA BALANCE: $79,500,000
                                                        TMA DSCR:    1.24x
         CROSSINGS AT CORONA -- PHASE I & II            TMA LTV:     79.90%
--------------------------------------------------------------------------------

   KOHL'S DEPARTMENT STORE (NYSE: KSS) -- The company operates more than 480 discount department stores in 34 states. About half of its stores are in the Midwest. Its stores sell moderately priced name brand and private-label apparel, shoes, accessories, and housewares. Centrally located cash registers in the stores are designed to expedite checkout and keep staff costs down. Kohl's competes with both discount and mid-level department stores. It stocks names such as Nike, Levi, OshKosh B'Gosh, and other brands. Kohl's is rated A- by S&P.

   BEST BUY (NYSE: BBY) -- Best Buy, a leading consumer electronics retailer, sells consumer electronics (televisions, DVD players, audio systems), home office products (computers, telephones, copiers), entertainment software
   (CDs, video games, DVDs), and appliances (microwaves, vacuums). Best Buy has more than 550 stores in 48 states and Canada with concentrations in the
   Midwest, Texas, California, and Florida. Best Buy is rated BBB- by S&P.

   SPORTMART (NYSE:TSA) -- Gart Sports Company, headquartered in Denver,
   Colorado, is a large full-line sporting goods retailer in the Western
   United States. The Company was established in 1928 and offers a comprehensive assortment of brand name sporting apparel and equipment at competitive prices. Gart Sports Company operates 183 stores in 25 states under the Gart Sports, Sportmart and Oshman's names. Sportmart is not rated.

   ROSS (NASDAQ: ROST) -- Ross Stores operates a discount clothing chain with about 550 outlets. The company sells mostly closeout merchandise, including men's, women's, and children's clothing, at prices generally below those of department and specialty stores. Although apparel accounts for about two-thirds of sales, the stores also sell small furnishings, educational toys and games, luggage, and gourmet foods in select stores. Featuring the
   Ross "Dress for Less" trademark, the chain targets 25- to 54-year-old white-collar shoppers from primarily middle-income households. Ross stores are located in strip malls in 23 states, mostly in the Western United
   States and Guam. Ross is rated BBB by S&P.

   MARSHALL'S (NYSE: TJX) -- Marshall's, a leading off-price family apparel and home fashion retailer with over 650 stores spanning 42 states and
   Puerto Rico, offers a selection of current season, top quality, brand name fashions for the entire family as well as giftware and domestics for the family and home at prices generally below those of department stores, specialty boutiques and catalogs. Marshall's is rated A by S&P.

   BED BATH AND BEYOND (NASDAQ: BBBY) -- Bed Bath and Beyond, a superstore domestics retailer, with about 500 stores in 44 states and Puerto Rico, stocks brand name and private-label goods in two main categories: domestics
   (bed linens, bathroom and kitchen items) and home furnishings (cookware and cutlery, small household appliances, picture frames, and more). Bed Bath &
   Beyond relies exclusively on circulars, mailings, and word-of-mouth for advertising. Bed Bath & Beyond is rated BBB by S&P.

THE MARKET(1). Riverside County, part of the Inland Empire, is located in the southern portion of California, adjacent to the most highly urbanized areas of
Southern California. As vacant land becomes more scarce and expensive in Los
Angeles and Orange Counties, it is anticipated that the vacant land in the
Inland Empire's west end will capture a large share of future housing and population growth.

The subject property is located in the southern portion of the city of Corona having close proximity to Highway 15 and the surrounding residential community.
In addition the site is located on Cajalco Road, which provides direct freeway access at the Highway 15 and Cajalco Road interchange. The surrounding area includes a mixture of vacant land, retail and commercial properties along
Highway 15 and residential uses in the surrounding streets and hillsides.

It is anticipated that the subject property will be the primary retail and entertainment development in the area and therefore will draw patronage not only from the residents of Corona but also from the surrounding cities in
Riverside County. The site has good visibility and access, which enhances its ability to attract retail users.

In the second quarter of 2004, the average triple net lease rate for retail space in the Inland Empire submarket ranged from $15.24 per square foot to
$17.04 per square foot. In comparison to the second quarter of 2003, the average high lease rate has increased 3% from $16.56 per square foot, and the average low lease rate also increased 3% from $14.76 per square foot.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-15

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4
--------------------------------------------------------------------------------
                COLLATERAL TERM SHEET                   TMA BALANCE: $79,500,000
                                                        TMA DSCR:    1.24x
         CROSSINGS AT CORONA -- PHASE I & II            TMA LTV:     79.90%
--------------------------------------------------------------------------------

Among the five major sub-markets for the Inland Empire, the East End sub-market carried the lowest average asking lease rate at $12.00 per square foot, while the Low Desert area recorded the highest rate of $21.00 per square foot. Of the
Center types, Strip Centers demonstrated the lowest average asking rate of
$10.80, whereas Power Centers possess the highest rate of $20.52 per square foot.

CASH MANAGEMENT. The loan is structured with a soft lockbox. Upon the occurrence of certain "trigger events" as defined in the loan documents, the tenants will be required to deliver rents to a lender controlled account.

PROPERTY MANAGEMENT. The subject is managed by Castle & Cooke Corona, Inc., an affiliate of the borrower. Castle & Cooke Corona Crossings, Inc. is a
California S-Corporation and an affiliate of Castle & Cooke, Inc., a privately held company led by David H. Murdock.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Mezzanine financing (secured by partnership interests, or associated equity interests) is permitted, subject to the satisfaction of certain conditions contained in the loan documents including a minimum total DSCR of 1.20 and a maximum total LTV not exceed 80%.

1.  The market information was obtained from The Crossings at Corona appraisal dated 07/17/2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-16

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                COLLATERAL TERM SHEET                   TMA BALANCE: $79,500,000
                                                        TMA DSCR:    1.24x
         CROSSINGS AT CORONA -- PHASE I & II            TMA LTV:     79.90%
--------------------------------------------------------------------------------

               [CROSSINGS AT CORONA -- PHASE I & II MAP OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-17

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                   COLLATERAL TERM SHEET                TMA BALANCE: $74,000,000
                                                        TMA DSCR:    1.48x
      731 LEXINGTON AVENUE -- BLOOMBERG HEADQUARTERS    TMA LTV:     58.69%
--------------------------------------------------------------------------------

       [731 LEXINGTON AVENUE -- BLOOMBERG HEADQUARTERS PICTURES OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-18

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                   COLLATERAL TERM SHEET                TMA BALANCE: $74,000,000
                                                        TMA DSCR:    1.48x
      731 LEXINGTON AVENUE -- BLOOMBERG HEADQUARTERS    TMA LTV:     58.69%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

  LOAN SELLER:            GACC

  LOAN PURPOSE:           Refinance

  ORIGINAL TMA BALANCE:   $74,000,0001

  CUT-OFF TMA BALANCE:    $74,000,0001

  SHADOW RATINGS:
   (FIRST MORTGAGE)       AAA / AAA / A3 / AAA (S/F/M/D)

  SHADOW RATINGS:
    (WHOLE LOAN)          BBB- / A- (S/F)

  % BY INITIAL UPB:       6.06%

  INTEREST RATE:          5.3625238854% initially, then by
                          schedule per Annex A-4

  PAYMENT DATE:           1st of each month

  FIRST PAYMENT DATE:     April 1, 2004

  ANTICIPATED REPAYMENT
    DATE:                 March 1, 2014

  MATURITY DATE:          March 1, 2029

  AMORTIZATION:           Interest only through and including the payment date
                          occurring on March 1, 2006. Thereafter the A-Note
                          amortizes on a schedule per the loan documents which
                          is equivalent to a 19.75-year schedule (See Annex A-4)

  CALL PROTECTION:        Lockout for 24 months from the securitization closing
                          date, then defeasance is permitted. After December 1,
                          2013, prepayment can be made without penalty on any
                          Payment Date

  SPONSOR:                Alexander's, Inc. (NYSE: ALX), a REIT controlled by
                          Vornado Realty Trust

  BORROWERS:              731 Office One LLC

  PARI PASSU DEBT:        $240,000,0001

  SUBORDINATE DEBT:       A $86,00,000 investment grade B-note, held outside the
                          trust(1,2)

  LOCKBOX:                Hard

  INITIAL RESERVES(3):    Debt Service: $11,169,694
                                        (current balance:
                                        $283,240)
                          Tax:          $382,217

  MONTHLY RESERVES(4):    None

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION1
--------------------------------------------------------------------------------

                                TMA + PARI      TMA + PARI PASSU
                                PASSU DEBT   DEBT + SUBORDINATE DEBT
                               ------------ ------------------------
  LOAN BALANCE / SQ. FT.:         $452.04            $575.84
  BALLOON BALANCE / SQ. FT.:      $323.54            $447.35
  LTV:                             58.69%             74.77%
  BALLOON LTV:                     42.01%             58.08%
  DSCR:                             1.48x              1.25x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

  SINGLE ASSET / PORTFOLIO:       Single Asset

  PROPERTY TYPE:                  Office

  COLLATERAL:                     Fee simple interest in an office condominium

  LOCATION:                       New York, NY

  YEAR BUILT / RENOVATED:         2004 / NAP

  COLLATERAL SF:                  694,634 sq. ft.

  PROPERTY MANAGEMENT:            Vornado Management Corporation
                                  (Borrower affiliate)

  OCCUPANCY (AS OF 2/9/04):       100.0%

  UNDERWRITTEN NET CASH FLOW(5):  $35,990,430

  APPRAISED VALUE (AS OF FINAL    $535,000,000
    RENT COMMENCEMENT DATE)(6):

--------------------------------------------------------------------------------

1.  The trust mortgage asset ("TMA") represents the A-4 note from a $400,000,000 first mortgage loan consisting of a $314,000,000 senior loan (evidenced by pari passu A-1, A-2, A-3 and A-4 notes), an $86,000,000 subordinate B note and an $86,000,000 (notional balance) I/O note. The A-1, A-2 and A-3 notes, the subordinate B note, and the I/O note are not included in the trust.

2.  The subordinate B note is held by an affiliate of the tenant -- Bloomberg,
    L.P.

3.  Initial Reserves for debt service and taxes on whole loan until the final rent commencement date.

4.  So long as the tenant complies with the obligations under the NNN lease, there will be no monthly reserves for taxes, insurance, operating expenses and capital expenditures past the final rent commencement date.

5.  Calculated based on the average rent for the period commencing on the rent commencement date and ending on the Anticipated Repayment Date. The final rent commencement date is expected to occur on or about November 9, 2004.

6.  Valuation Date as of building construction completion. Appraisal date is
    January 9, 2004.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-19

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                   COLLATERAL TERM SHEET                TMA BALANCE: $74,000,000
                                                        TMA DSCR:    1.48x
      731 LEXINGTON AVENUE -- BLOOMBERG HEADQUARTERS    TMA LTV:     58.69%
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                          MAJOR TENANT
-------------------------------------------------------------------------------------------------
      TENANT            NRSF        % NRSF      RENT PSF     LEASE EXPIRATION     RATINGS (S/M/F)
-------------------------------------------------------------------------------------------------

 Bloomberg, L.P.      694,634       100.0%       $ 49.71        11/1/2028          - / - / - 1
-------------------------------------------------------------------------------------------------

1.  See "Tenant" Section herein.

THE 731 LEXINGTON AVENUE -- BLOOMBERG HEADQUARTERS LOAN

THE LOAN. The 731 Lexington Avenue -- Bloomberg Headquarters Loan is secured by a first mortgage on the borrower's fee simple interest in a 694,634 sq. ft.,
Class-A office condominium within a larger complex comprising the full square block from 58th to 59th Street between Lexington Avenue and Third Avenue in the
Plaza District of midtown Manhattan. The Bloomberg condominium consists of floors 3 -- 19, the exclusive lobby and the lower level space, and is triple-net leased to Bloomberg, L.P. ("Bloomberg"), which will utilize the space as its global headquarters.

The subject $74 million loan (shadow rated AAA / AAA / A3 / AAA by S&P, Fitch,
Moody's and DBRS, respectively) has an Anticipated Repayment Date of March 1,
2014 with amortization commencing April 1, 2006, based on a 19.75-yr schedule.
The loan is one of four pari passu senior notes totaling $314 million. The remaining three A-notes, totaling $240 million, have the same interest rate, maturity date, amortization term, and shadow rating as the subject loan and are held outside of the trust. There also exists an $86 million investment grade
(shadow rated investment grade by S&P and Fitch), subordinate B-note, which is held outside of the trust and which is held by an affiliate of the tenant.

THE BORROWER. The borrower is a single-purpose, bankruptcy-remote entity sponsored by ALEXANDER'S, INC. Alexander's is a publicly traded REIT (NYSE:
ALX, Rated BB+ by S&P) engaged in leasing, managing, developing and redeveloping properties in the metropolitan and suburban areas of New York City where its department stores had previously been located.

Alexander's activities are conducted through its manager, Vornado Realty Trust
(NYSE: VNO). As of September 30, 2003, Vornado (33%) and an affiliate,
Interstate Properties (27%), owned a combined 60% of Alexander's common stock.
Steven Roth is CEO of Alexander's, Chairman/CEO of Vornado, and a general partner in Interstate Properties. The other two general partners in Interstate
Properties, David Mandelbaum and Russell B. Wight, Jr., are also directors of
Alexander's and trustees of Vornado.

VORNADO REALTY TRUST (rated BBB+/BBB by S&P and Fitch, respectively) has been traded on the New York Stock Exchange for over 40 years and is currently the fourth largest REIT in the United States with a total market capitalization of approximately $6 billion. Vornado owns, operates, develops, and manages offices, retail centers, merchandise and furniture marts,
temperature-controlled logistics and real estate properties totaling over 75 million square feet, primarily in the Northeast and mid-Atlantic regions of the
United States. Vornado is one of the largest property owners in the New York
City metropolitan area, with ownership interests in 21 office buildings aggregating more than 13.6 million square feet of space. With its recent purchase of Charles E. Smith Commercial Realty and Kaempfer Company, Vornado is
also one of the largest owners of commercial properties in the Washington D.C.
region.

Vornado Realty Trust and Interstate Properties are both previous sponsors of a
Deutsche Bank borrower.

THE PROPERTY. Vornado took control of Alexander's and the subject site, formerly home to Alexander's flagship department store, in 1991. The department store was demolished in 1998 and construction of the current project began in
2001. The subject property features newly constructed Class A office and studio space with column free floor plates with feature floor to ceiling windows with excellent views of Central Park, the East River, and surrounding city views.
Collateral for the subject loan consists of the fee simple interest in the
694,634 sq. ft. office condominium. The condominium interest consists of floors
3-19, the exclusive lobby and lower level space, of a 1.39 million sq. ft.
development that is comprised of a 54-story tower attached to a nine-story building around a central courtyard, which covers the full square block from
58th to 59th Street between Lexington Avenue and Third Avenue in Manhattan. The full development contains 900,000 sq. ft. of office space, 160,000 sq.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-20

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                   COLLATERAL TERM SHEET                TMA BALANCE: $74,000,000
                                                        TMA DSCR:    1.48x
      731 LEXINGTON AVENUE -- BLOOMBERG HEADQUARTERS    TMA LTV:     58.69%
--------------------------------------------------------------------------------

ft. of retail space, and 105 luxury residential condominiums (see diagram for stacking plan). Alexander's Inc. currently owns all the condominium units but each unit will be sold off to individual condominium owners and are currently being marketed for sale.

In all, the 731 Lexington Avenue property will be divided into a total of four condominium units: (i) a retail condominium consisting of 160,000 sq. ft. that will include a Home Depot Expo, H&M, Bank of America, Wachovia, a high-end restaurant and several other smaller retail spaces (not collateral for the mortgage loan), (ii) a residential condominium consisting of 105 units (not collateral for the mortgage loan), (iii) a speculative office condominium consisting of 205,000 sq. ft. that is currently being marketed for lease
(collateral for the mortgage loan as described below under the section
"Additional Collateral"), and (iv) the Bloomberg office condominium (collateral for the loan). Portions of the 731 Lexington Avenue property are currently under construction.

The triple-net lease to Bloomberg, the sole tenant at the mortgaged property, has a term of 25 years, commenced in stages as outlined below, and has an average rental rate of $49.71 per sq. ft. Construction costs for the loan collateral were approximately $442 million, exclusive of Bloomberg's build out.
There is a nine-month free rent period after acceptance of space ("Possession
Date"), with the end of the free rent period on November 9, 2004, as more specifically shown in the schedule below:

--------------------------------------------------------------------------------
      LEASE COMMENCEMENT:   RENT COMMENCEMENT:   SQ. FT.:   % OF TOTAL:
--------------------------------------------------------------------------------
      11/14/2003                 8/14/2004       608,426         87.6%
--------------------------------------------------------------------------------
      12/26/2003                 9/26/2004        81,947         11.8%
--------------------------------------------------------------------------------
      2/9/2004                   11/9/2004         4,261          0.6%
--------------------------------------------------------------------------------
                                                 694,634        100.0%
--------------------------------------------------------------------------------

A debt service reserve ($11,169,694) was funded at closing which covers all debt service during the free rent period. Current balance for the debt service reserve is $283,240.

THE TENANT. Bloomberg is a global information services, news and media company, serving customers in 126 countries around the world. Headquartered in New York, the company employs more than 8,200 people in 110 offices. Bloomberg is the
49th largest private company in the US with 2003 revenues estimated at $3 billion according to Forbes. Bloomberg is the second largest news-syndicate
(behind Associated Press and ahead of Reuters and Dow Jones). Its global headquarters is located at 731 Lexington Avenue.

BLOOMBERG L.P, IS CURRENTLY PRIVATELY RATED `A-MINUS' (LONG-TERM SENIOR
UNSECURED DEBT RATING) BY FITCH, INC. WITH A POSITIVE OUTLOOK.

STANDARD & POOR'S RATING SERVICES' THREE-YEAR (2000-2002) ADJUSTED KEY U.S.
INDUSTRIAL FINANCIAL RATIOS FOR SINGLE-`A' RATED COMPANIES INCLUDE A MEDIAN
EBITDA INTEREST COVERAGE RATIO OF 8.5X AND A MEDIAN FREE OPERATING CASH FLOW /
TOTAL DEBT RATIO OF 22.3%. BLOOMBERG L.P. MET OR EXCEEDED BOTH OF THESE RATIOS
AS OF JUNE 30, 2003.

Bloomberg provides worldwide financial communication via the Bloomberg
Professional (Registered Trademark)  service, Bloomberg Television (Registered
Trademark) , Bloomberg RadioSM, several magazines, a book publishing division, and websites. Clients include the central banks, investment institutions, commercial banks, government offices and agencies, corporations and news organizations.

BLOOMBERG PRODUCTS

Bloomberg Professional (Registered Trademark)  service has forged an enviable position within the financial services industry and is the world's second-largest provider of global financial data to market professionals with
37% market share. The Professional service provides an excellent combination of data, analytics, electronic trading and straight-through processing tools on a single platform. The Bloomberg Professional (Registered Trademark)  service's terminals provide real-time, around-the-clock financial news, market data, analysis and provides access to more than 3.6 million financial instruments via
170,000 terminals to 260,000 users.

Bloomberg News (Registered Trademark)  has more than 1,600 journalists and editors reporting from 94 bureaus and serves as an electronic newspaper with unlimited updates and editions. In addition to being a central element of the
Professional service, and providing

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-21

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                   COLLATERAL TERM SHEET                TMA BALANCE: $74,000,000
                                                        TMA DSCR:    1.48x
      731 LEXINGTON AVENUE -- BLOOMBERG HEADQUARTERS    TMA LTV:     58.69%
--------------------------------------------------------------------------------

the content for Bloomberg Television (Registered Trademark)  and Bloomberg
Radio(SM), more than 350 leading newspapers worldwide use Bloomberg News as a key source for business news stories. The news service produces more than 4,000 news stories daily.

Bloomberg Television (Registered Trademark)  delivers information via 10 networks in seven languages and reaches more than 200 million homes around the world. Bloomberg also delivers market reports -- integrated into local newscasts -- to more than 100 television stations in major markets across the country. Globally syndicated and custom reports are produced for many other television networks. Bloomberg Radio (Registered Trademark)  delivers information via a 24-hour business station in the New York-metropolitan area and is available in the U.S. through satellite radio and is distributed as far away as Singapore and Japan. Bloomberg Radio (Registered Trademark)  also distributes syndicated reports to more than 840 affiliates worldwide in four languages.

THE MARKET. The subject property is located within Midtown Manhattan's Plaza
District, occupying the entire city block bounded by Lexington and Third
Avenues and 58th and 59th Streets. This location may be seen as a gateway between New York's top residential and retail addresses and its world famous midtown office district. The subject property is strategically located within
New York City's subway system, with the 4, 5 express subway line stop located adjacent to the property and the N, R, W subway line stops also located within close proximity.

According to the appraisal, the subject property is statistically located in the East Side subdistrict, which is classified within the Plaza District, and considered one of Manhattan's premier office and retail locations. The subject property is also surrounded by many New York landmarks, restaurants, hotels, retail shops and tourist attractions. It is located near various bus and subway lines. The Plaza District is generally bound by 47th Street to the south and
65th Street to the north and to the west from Avenue of the Americas to the
East River. The Plaza District is comprised of four statistical areas tracked by Cushman & Wakefield: East Side, Park Avenue, Madison/Fifth, and Sixth
Avenue/Rockefeller Center.

As of fourth quarter 2003, the four office subdistricts that comprise the Plaza
District contained 96,519,139 sq. ft. of Class A office space and 5,010,082 sq.
ft. of Class B office space. There is little Class C office space in these subdistricts, with Class C space totaling 281,400 sq. ft., or less than one percent.

According to the appraisal, the Plaza District has historically evidenced the highest rents in midtown Manhattan due to the demand generated by its location and quality office space. The direct primary (Class A) asking rental rate in the four Plaza District subdistricts averaged $57.34 in the fourth quarter of
2003, above the overall direct primary midtown Manhattan average of $52.83. The direct primary vacancy rate for the four Plaza District subdistricts averaged
7.0 percent in fourth quarter 2003, and the direct secondary (Class B) vacancy rate averaged 5.3 percent. In comparison, the direct primary vacancy rate for midtown Manhattan as a whole was 7.6%, while Midtown's direct secondary vacancy rate was 10.1%. Recent sale prices of comparable office properties include the
GM Building ($730 per sq. ft.) in Manhattan, One Lincoln ($675 per sq. ft.) in
Boston and 399 Park Avenue ($570 per sq. ft.) in Manhattan.

The attractiveness of the Plaza District is reflected by the presence of numerous top firms in a diverse array of businesses, including domestic and international banking, legal services, manufacturing, printing and publishing, advertising and communications. Seventeen Fortune 500 Industrial companies have headquarters in the Plaza District, including RJR Nabisco Holdings,
Bristol-Myers Squibb and Colgate-Palmolive. There are approximately two dozen
Fortune 500 Service companies in the Plaza District as well, notably, Chase
Manhattan Bank, Citicorp, Time Warner and Bear Stearns & Co., Inc.

The Plaza District boasts several first class hotels that offer luxury accommodations to business travelers and tourists. Several of New York's finer hotels are located in the immediate vicinity of the subject, including the
Parker Meridian, the Ritz-Carlton, The Plaza, and the Essex House. Within
walking distance are the New York Palace, the St. Regis Hotel, the Four
Seasons, as well as the Waldorf-Astoria. The presence of many fine hotels in the area serves as an important inducement to national and international firms seeking space in midtown Manhattan.

The comparable properties, as determined by the appraiser, contain a total net rentable area of 16,216,736 sq. ft. The direct occupancy rate for these buildings is 89.9%, compared to 91.9% for the East Side subdistrict direct inventory. The asking rental rates range from $58.00 to $130.00. These average rental rates are well above the $49.71psf that Bloomberg averages over the length of the 25 year lease term.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-22

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                   COLLATERAL TERM SHEET                TMA BALANCE: $74,000,000
                                                        TMA DSCR:    1.48x
      731 LEXINGTON AVENUE -- BLOOMBERG HEADQUARTERS    TMA LTV:     58.69%
--------------------------------------------------------------------------------

RESERVES. On a whole loan basis:

     Debt service -- $11,169,694 to pay debt service through the free rent period of the Bloomberg L.P. lease.

     Taxes -- $382,217 to pay real estate taxes through the free rent period of the Bloomberg L.P. lease.

CASH MANAGEMENT. The loan has been structured with a hard lockbox.

PROPERTY MANAGEMENT. The subject property will be managed by Vornado Management
Corporation, an affiliate of the borrower.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. $86,000,000 investment grade
B-note held outside of the trust (shadow rated BBB- by S&P and A- by Fitch). An affiliate of Bloomberg, L.P. holds the subordinate debt.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. None permitted.

ADDITIONAL COLLATERAL. The 731 Lexington Loan is also secured by the borrower's fee simple interest in a 205,000 sq. ft. speculative office condominium ("Unit
2") in the building; the lender received this additional collateral because
Bloomberg has certain expansion rights into Unit 2 which arise under the
Bloomberg Condo lease. The Unit 2 collateral is subject to release if space in
Unit 2 is no longer required to be available to Bloomberg pursuant to the
Bloomberg Condo lease; rents and other cash flows from Unit 2 are not required to be deposited in the lockbox and may be separately financed by the borrower's parents; and the lender has agreed not to foreclose on the Unit 2 collateral unless certain Unit 2-specific defaults occur. In addition, subject to the consent of the holder of the subordinate B-Note and certain other conditions, the loan documents permit the borrower to transfer Unit 2 to another wholly-owned subsidiary of the sponsor. If such loan modification becomes effective, Unit 2 may be separately financed, and, under certain circumstances, the Unit 2 owner may obtain the release of Unit 2 from the lien of the mortgage of the 731 Lexington Loan. No value is attributed to the Unit 2 collateral and no information on Unit 2 (or any rents or cash flows from Unit 2) is included in this Collateral Term Sheet. While this speculative office space serves as additional collateral for this loan, it is excluded from all valuation calculations such as loan balance per square foot and balloon balance per square foot.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-23

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                   COLLATERAL TERM SHEET                TMA BALANCE: $74,000,000
                                                        TMA DSCR:    1.48x
      731 LEXINGTON AVENUE -- BLOOMBERG HEADQUARTERS    TMA LTV:     58.69%
--------------------------------------------------------------------------------

 [731 LEXINGTON AVENUE -- BLOOMBERG HEADQUARTERS BUILDING DESCRIPTION OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-24

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                   COLLATERAL TERM SHEET                TMA BALANCE: $74,000,000
                                                        TMA DSCR:    1.48x
      731 LEXINGTON AVENUE -- BLOOMBERG HEADQUARTERS    TMA LTV:     58.69%
--------------------------------------------------------------------------------

          [731 LEXINGTON AVENUE -- BLOOMBERG HEADQUARTERS MAP OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-25

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                       COLLATERAL TERM SHEET            TMA BALANCE: $69,718,968
                                                        TMA DSCR:    2.74x
                     STRATEGIC HOTEL PORTFOLIO          TMA LTV:     46.35%
--------------------------------------------------------------------------------

                               [PICTURE OMITTED]

                       HYATT REGENCY PHOENIX, PHOENIX, AZ

                               [PICTURE OMITTED]

                HYATT REGENCY LA JOLLA AT AVENTINE, LA JOLLA, CA

                               [PICTURE OMITTED]

                  HYATT REGENCY NEW ORLEANS, NEW ORLEANS, LA

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-26

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                       COLLATERAL TERM SHEET            TMA BALANCE: $69,718,968
                                                        TMA DSCR:    2.74x
                     STRATEGIC HOTEL PORTFOLIO          TMA LTV:     46.35%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

  LOAN SELLER:            GACC

  LOAN PURPOSE:           Refinance

  ORIGINAL TMA BALANCE:   $70,000,000(1)

  CUT-OFF TMA BALANCE:    $69,718,968

  % BY INITIAL UPB:       5.70%

  INTEREST RATE:          5.1575268171%

  PAYMENT DATE:           1st of each month

  FIRST PAYMENT DATE:     August 1, 2004

  MATURITY DATE:          July 1, 2011

  AMORTIZATION:           360 months (see Annex A-5)

  CALL PROTECTION:        Lockout until the earlier of (a) 24 months from the
                          last securitization date of the pari passu notes and
                          (b) June 29, 2007, then defeasance is permitted. On
                          and after April 1, 2011, prepayment permitted without
                          penalty.

  SPONSOR:                Strategic Hotel Funding, L.L.C.

  BORROWER:               SHC New Orleans, L.L.C., SHC Phoenix III, L.L.C., New
                          Aventine, L.L.C.

  PARI PASSU DEBT:        $105,000,000(1)

  SUBORDINATE DEBT:       $33,500,000(1) (not included in trust)

  LOCKBOX:                Hard

  INITIAL RESERVES:       Deferred Maintenance
                          and Environmental
                          Conditions:                      $1,125

                          Liquidity Reserve
                          Account:(2)                    $1,885,535

  MONTHLY RESERVES:       FF+E(3)
                          Incentive Fee(4)

--------------------------------------------------------------------------------

1.  The Trust Mortgage Asset ("TMA") amount of $70,000,000 represents the A-2 note from a $208,500,000 first mortgage loan consisting of a $175,000,000 senior loan (evidenced by pari passu A-1, A-2, A-3, and A-4 notes) and a
    $33,500,000 subordinate loan (evidenced by B-1, B-2, B-3 and B-4 notes). The
    A-1, A-3, and A-4 notes are not included in the trust. The B notes (shadow rated Ba1/BB by Moody's and S&P, respectively) are subordinate to the A notes and were included in the GE 2004-C3 trust but do not back any certificates other than Class SHP certificates in the GE 2004-C3 trust.

2.  Equals two months of debt service. The loan documents permit the release of this amount to the borrower, beginning January 22, 2005, in an amount equal to 1/6th of the initial reserve amount each month that trailing twelve month
    NOI exceeds 100% of closing date NOI.

3.  Monthly reserves will be collected based on total revenues in the amount of
    5% for the New Orleans property, 3% for the Phoenix property, and 4% for the
    La Jolla property. Monthly reserves will only be collected for FF&E to the extent such fees are not withheld by the property manager.

4.  Monthly reserves will only be collected for incentive fees to the extent such fees are not withheld by the property manager. Incentive fees are fully subordinate to debt service.

5.  The LTV is calculated based on the original TMA balance.

6.  Excludes incentive fees which are fully subordinate to debt service.

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION(1)
--------------------------------------------------------------------------------

                                                TMA + PARI PASSU
                            TMA + PARI         DEBT + SUBORDINATE
                            PASSU DEBT                DEBT
                            ----------                ----
  LOAN BALANCE:            $175,000,000           $208,500,000

  LOAN BALANCE/KEY:           $75,594               $90,065

  LTV(5):                      46.35%                55.22%

  BALLOON LTV:                 41.40%                49.32%

  DSCR:                        2.74x                 2.21x

  SHADOW RATING (S/M):       AA-/Baa2                BB/Ba1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

  SINGLE ASSET / PORTFOLIO:        Portfolio

  PROPERTY TYPE:                   Full Service Hotel

  COLLATERAL:                      Fee simple interests in three luxury hotels

  LOCATION:                        New Orleans, LA
                                   Phoenix, AZ
                                   La Jolla, CA

  YEAR BUILT / RENOVATED:          Various

  PORTFOLIO NO. OF KEYS:           2,315

  PROPERTY MANAGEMENT:             Hyatt Corporation

  PORTFOLIO OCCUPANCY:             63.7%

  UNDERWRITTEN NET CASH FLOW(6):   $31,127,593

  PORTFOLIO APPRAISED VALUE:       $377,600,000

  PORTFOLIO APPRAISAL DATE:        March 9, 2004 -- April 1, 2004

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-27

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                       COLLATERAL TERM SHEET            TMA BALANCE: $69,718,968
                                                        TMA DSCR:    2.74x
                     STRATEGIC HOTEL PORTFOLIO          TMA LTV:     46.35%
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                      PORTFOLIO HOTELS
------------------------------------------------------------------------------------------------------------------------------
                                                     # OF     YEAR BUILT/       APPRAISED       APPRAISED     ALLOCATED LOAN
        PROPERTY NAME               LOCATION         KEYS      RENOVATED          VALUE         VALUE/KEY         AMOUNT
------------------------------------------------------------------------------------------------------------------------------

 Hyatt Regency New Orleans     New Orleans, LA     1,184      1976/2001      $185,000,000      $156,250      $31,894,485
------------------------------------------------------------------------------------------------------------------------------
 Hyatt Regency Phoenix           Phoenix, AZ         712      1976/2002      $102,700,000      $144,242      $15,947,242
------------------------------------------------------------------------------------------------------------------------------
 Hyatt Regency La Jolla          La Jolla, CA        419      1989/2001       $89,900,000      $214,558      $22,158,273
------------------------------------------------------------------------------------------------------------------------------
 TOTAL/WTD. AVG.                                   2,315                      377,600,000      $163,110      $70,000,000
------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                         SIGNIFICANT FIGURES
----------------------------------------------------------------------------------------------------------

 HYATT REGENCY NEW ORLEANS                2001            2002            2003          T-12(1)
----------------------------------------------------------------------------------------------------------
  Occupancy                               67.2%           63.2%           65.0%           62.4%
----------------------------------------------------------------------------------------------------------
  ADR                                   $150.75         $147.02         $142.75          $142.81
----------------------------------------------------------------------------------------------------------
  Rev Par                               $101.30         $ 92.98         $ 92.79          $ 89.08
----------------------------------------------------------------------------------------------------------
 HYATT REGENCY PHOENIX
----------------------------------------------------------------------------------------------------------
  Occupancy                              60.2%           61.3%           59.7%            61.1%
----------------------------------------------------------------------------------------------------------
  ADR                                   $146.35         $144.85         $136.33          $134.44
----------------------------------------------------------------------------------------------------------
  Rev Par                               $ 88.03         $ 88.74         $ 81.34          $ 82.09
----------------------------------------------------------------------------------------------------------
 HYATT REGENCY LA JOLLA AT AVENTINE
----------------------------------------------------------------------------------------------------------
  Occupancy                              69.5%           73.1%           69.0%            72.1%
----------------------------------------------------------------------------------------------------------
  ADR                                   $177.34         $157.32         $155.73          $147.24
----------------------------------------------------------------------------------------------------------
  Rev Par                               $123.22         $114.97         $107.47          $106.16
----------------------------------------------------------------------------------------------------------

1.  Trailing 12 months numbers through 6/30/04.

STRATEGIC HOTEL PORTFOLIO LOAN

THE LOAN. The Strategic Hotel Portfolio Loan is secured by a first mortgage on the fee simple interests in three luxury hotels totaling 2,315 rooms. The hotels were constructed between 1976 and 1989 and renovated in 2001 and 2002.
The hotels are located in New Orleans, Louisiana, Phoenix, Arizona, and La
Jolla, California. There is a $33.5 million B-note which is subordinate to the
A-note but does not back any certificates other than Class SHP certificates in the GE 2004-C3 trust. Based on the portfolio cost basis of $397.8 million, there is $189.4 million (47.6%) of implied equity in the properties.

THE BORROWERS. The borrowers, SHC New Orleans L.L.C., SHC Phoenix III, L.L.C., and New Aventine, L.L.C., are single-purpose, bankruptcy-remote entities for which non-consolidation opinions were obtained. The loan sponsor is Strategic
Hotel Capital, Inc. ("SHCI"), a newly formed public real estate investment trust which trades on the NYSE under the ticker symbol "SLH". In June 2004 SHCI successfully raised $246.4 million in an initial public offering and has a market capitalization of approximately $369 million as of June 30, 2004. No cash dividend was distributed to the investors from the IPO proceeds. SHCI was incorporated in January 2004 to own and manage luxury hotels in North America and Europe. The company's predecessor, Strategic Hotel Capital, L.L.C. ("SHC
LLC"), was founded in 1997 by Laurence S. Geller with an aggregate investment of approximately $927 million from investors such as Prudential Insurance
Company of America, Whitehall Street Real Estate Limited Partnerships VII and
IX and Security Capital (which sold its interest to SHC LLC in 1999).

SHCI does not operate any of their hotels directly; instead it employs internationally known hotel management companies to operate them under management contracts or operating leases. SHCI's existing hotels are operated under the brands of Embassy Suites, Four Seasons, Hilton, Hyatt,
InterContinental, Loews and Marriott.

SHCI seeks to maximize asset value and operating results through systematic asset management. The company also seeks to acquire additional properties that meet their investment criteria. Given the company's history of rigorous asset management, strategic acquisitions and selective dispositions, they believe that they are well-positioned not only to take advantage of the market recovery, but also to continue to reap the benefits of their value-added asset management systems. Based on their past

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-28

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                       COLLATERAL TERM SHEET            TMA BALANCE: $69,718,968
                                                        TMA DSCR:    2.74x
                     STRATEGIC HOTEL PORTFOLIO          TMA LTV:     46.35%
--------------------------------------------------------------------------------

experience, SHCI also believes that full-service properties, such as the hotels within their portfolio in the upper-upscale and luxury segments of the hotel industry, may benefit disproportionately well relative to properties in other segments during periods of economic recovery.

SHCI manages or has investments in 14 hotels and resorts that have a total of approximately 5,931 rooms. SHCI had net income of $67.7 million in the three months ended March 31, 2004.

THE PROPERTIES.

HYATT REGENCY NEW ORLEANS.

PROPERTY INFORMATION. The Hyatt Regency New Orleans, a 31-story atrium style hotel, opened in 1976 and is comprised of 1,184 guestrooms, including 305 king rooms, 566 double/doubles rooms and 313 suites. Guest rooms average 450 square feet in size and are located on floors 6 through 27 of the atrium tower and on floors 6 through 11 of the Lanai wing. Approximately $16.7 million was spent on capital improvements between 1999 and 2003. The hotel also purchased a new trolley and expanded its telecommunications technology in 2003. Capital expenditures for 2004 are expected to be approximately $4.0 million and predominately include the replacement of soft goods in the Courtyard Restaurant and the improvement of mechanical equipment and property systems. During 2005, a major guestroom renovation is scheduled with an estimated cost of $15 million. The hotel offers over 108,000 SF of meeting space and includes a parking garage with 300 spaces. Food and beverage outlets at the hotel include two restaurants, a lounge and a sports bar. Other amenities include an outdoor pool, health club, sauna, business center and a gift shop.

The hotel is situated in the northwestern section of the New Orleans central business district. The Louisiana Superdome and the New Orleans Sports Arena are
situated in the immediate vicinity of the Hyatt Regency New Orleans. The hotel is also connected to the New Orleans Mall which is a 600,000-square-foot retail mall anchored by Macy's and Lord & Taylor. Nearby attractions include the
Ernest N. Morial Convention Center, the French Quarter and the Riverfront. The
Hyatt Regency New Orleans benefits from convenient access. By virtue of the building's height and clear signage on top of the structure, the Hyatt Regency
New Orleans hotel is highly visible from either direction on Poydras Street.
The Hyatt Regency New Orleans is located approximately 12 miles from Louis
Armstrong New Orleans International Airport.

THE MARKET: New Orleans is a key metropolitan area in the Gulf South region of the United States, serving as a transportation hub and vital seaport. The city lies approximately 90 miles from the mouth of the Mississippi River in southeast Louisiana, and provides access to U.S. markets, as well as to Latin
America and the entire global marketplace. The Port of New Orleans is one of
America's leading general cargo ports and holds the nation's top market share for import steel, natural rubber, plywood, and coffee.

New Orleans is a unique tourist destination that features a distinct culture, heritage, and cuisine that have been indigenous to the area for more than two centuries. The French Quarter, or "Vieux Carre," is an 84-square-block district bounded by the Mississippi River and located in the center of downtown New
Orleans. Contained within this distinct area are hotels, bars, restaurants, museums, a brewery, a French Market, and retail facilities all consistent in their preserved architecture and small scale. The French Quarter is home to
Bourbon Street, renowned as the birthplace of jazz, and the site of the annual
Mardi Gras celebration. It is also an attraction for attendees of the festivals, events, and conventions held in New Orleans throughout the year. In
2003, the New Orleans area reportedly attracted over 8.5 million visitors, an increase of 3.3% from 2002, and spending increased from roughly $3.8 billion to
$4.5 billion.

In 2003, the subject property's competitive market recorded an average occupancy of 69.3% at an average rate of $145.76, thereby yielding a RevPAR of
$100.96. The market demand has a meeting and group orientation; in 2003, this segment contributed 69% of the overall occupancy. The leisure segment constituted 20% of the total, followed by the commercial segment (at 11%).

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-29

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                       COLLATERAL TERM SHEET            TMA BALANCE: $69,718,968
                                                        TMA DSCR:    2.74x
                     STRATEGIC HOTEL PORTFOLIO          TMA LTV:     46.35%
--------------------------------------------------------------------------------

In 2003, the subject property achieved an occupancy of 65.0% at an average rate of $142.75 thereby yielding a RevPAR of $92.79. This performance resulted in an occupancy penetration of 93.8% and RevPAR penetration of 97.9%. Penetration is the ratio between a specific hotel's operating results and the corresponding data for the market. If the penetration factor is greater than 100%, the property is performing better than the market as a whole; conversely, if the penetration is less than 100%, the hotel is performing at a level below the marketwide average. In 2003, the subject property's meeting and group orientation segment contributed 75% of the overall occupancy. The leisure segment constituted 10% of the total, followed by the commercial segment (at
15%).

HYATT REGENCY PHOENIX:

PROPERTY INFORMATION. The Hyatt Regency Phoenix, completed in 1976, is comprised of 712 guest rooms including 286 king rooms, 205 queen rooms, 152 double rooms, 36 studio suites, 25 two bedroom suites, 5 hospitality suites and
3 one bedroom suites. The hotel guestrooms were refurbished in 1999. Capital expenditures for 2003 were approximately $788,000 and major projects included refurbishment of the food and beverage equipment, guestroom thermostats and the replacement of the boiler tube and replacement of an escalator. Capital expenditures for 2004 are expected to be approximately $1.4 million, including elevator improvements at the hotel. The Hyatt Regency Phoenix is located in downtown Phoenix, Arizona. The property is directly adjacent to the Phoenix
Downtown Civic Plaza Convention Center and thus serves as the convention headquarters hotel for the majority of conventions held in Phoenix. Other nearby attractions include the America West Arena, Bank One Ballpark, and the
Orpheum Theatre, as well as local, national and multinational businesses in the downtown area. Additionally, the property offers a rotating rooftop restaurant and lounge, a bar and grill, and two cafes. The hotel offers approximately
47,000 square feet of meeting space. The subject property is readily accessible to a variety of local, county, state and interstate highways, including
Interstates 10 and 17. The Hyatt Regency Phoenix is located approximately six miles northwest of the Phoenix Sky Harbor International Airport.

THE MARKET. The Phoenix metropolitan area is the 15th largest in the country.
The greater Phoenix area is strategically located between California and Texas.
The greater Phoenix metropolitan area enjoys a diverse economy built on a base of various industries including aerospace, electronics manufacturing, business services, travel and tourism, and information processing. In addition, Phoenix is home to the state capital, county government, and many federal government services. Many financial services and banking institutions have established data processing, credit card, and customer service operations in the greater
Phoenix area over the past five years. Some of the businesses represented include American Express, Discover Card, Ernst and Young, Merrill Lynch,
Charles Schwab, and Sprint.

The Phoenix market area is a dynamic area for both business and leisure travel.
Millions of people are attracted to the city's recreational facilities, shopping activities, and natural sites. The Greater Phoenix Convention &
Visitors Bureau estimates that over twelve million people visit the Phoenix region each year, which accounts for over $5 billion in annual tourism-related expenditures. The metropolitan area features over 50,000 hotel rooms, over 200 golf courses, a dozen or more luxury spas, museums, art galleries, and outstanding shopping. The city's focus on increasing downtown entertainment venues, such as the sports complexes, symphony hall, Arizona Center, and the expansion of the Civic Plaza indicate the desire to revitalize downtown Phoenix into a living city that not only houses business during the week, but social and entertainment functions during non-business hours.

In 2003, the subject property's competitive market recorded an average occupancy of 61.9% at an average rate of $122.53, thereby yielding a RevPAR of
$75.89. The market demand has a meeting and convention orientation; in 2003, the convention segments contributed 25% of the overall marketwide occupancy and the in-house group segment constituted an additional 26% of business.
Commercial demand was significant at 35% of the market demand, and leisure demand accounted for the remaining 14%. This compares to the subject property's substantially higher convention segment of 39%, in-house segment of 30%, commercial segment with 23% and the leisure segment with 8% of demand. In 2003, the subject property achieved an occupancy of 59.7% at an average rate of
$136.33 thereby yielding a RevPAR of $81.34. This performance resulted in an occupancy penetration of 96.3% and a RevPAR penetration of 107.2%.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-30

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                       COLLATERAL TERM SHEET            TMA BALANCE: $69,718,968
                                                        TMA DSCR:    2.74x
                     STRATEGIC HOTEL PORTFOLIO          TMA LTV:     46.35%
--------------------------------------------------------------------------------

HYATT REGENCY LA JOLLA AT AVENTINE:

PROPERTY INFORMATION. The Hyatt Regency La Jolla at Aventine, completed in
1989, has 419 guest rooms including 24 suites, 220 king rooms and 175 double rooms. Guest rooms are located in a 16-story building. The subject property is part of a larger, mixed-use development known as the Aventine that was constructed in 1989 and includes a six-story office building with an adjacent
11-story office tower, a three-story health club building, the 16-story Hyatt
Regency La Jolla hotel, a restaurant complex housing four individual restaurants, two parking garages, an outdoor swimming pool, and two lighted tennis courts. The subject property includes the hotel facilities (including the free standing Pavillion meeting space), the hotel motor court/entrance, the swimming pool and the 32,000-square-foot health club. The freestanding restaurant Japengo in the restaurant complex which is managed by Hyatt is leased from a third party. Additionally, the hotel offers approximately 30,500 square feet of meeting and banquet space. Between 1997 and 2001, approximately
$8.0 million was invested in the Hyatt Regency La Jolla at Aventine for the addition of new facilities and the refurbishment of existing improvements.
Capital expenditures for 2003 were approximately $2.1 million and included a major guestroom and corridor renovation at the hotel while $2.0 million has been budgeted for 2004 improvements.

The Hyatt Regency La Jolla at Aventine is located approximately 10 miles north of the San Diego International Airport within an area commonly referred to as the "Golden Triangle", a triangular region in north San Diego that is bordered by Interstates 5 (I-5) and 805 (I-805) and State Route 52. Specifically, the
hotel is located in the southeast quadrant formed by the intersection of I-5 and La Jolla Village Drive. The hotel is located in close proximity to beaches on the Pacific Ocean, Sea World, Del Mar Racetrack, Fairgrounds, Qualcomm
Stadium, UCSD and University Center Shopping Mall.

THE MARKET. The subject property is located in the city of La Jolla and county of San Diego, California. San Diego County covers 2,147 square miles and is located in Southern California. The county's economy is supported by the following key industries: agriculture, defense, fishing, technology, international trade, manufacturing, medical research, retail sales, and tourism. According to the San Diego Convention and Visitor's Bureau, 2003
convention delegate attendance was up 35.7% to 450,000 attendees and 2003 delegate room nights were up 16.0% to 667,007. Presently, the convention center's capacity is somewhat constrained by the number of available hotel rooms in the downtown area, which allows for compression into other San Diego markets such as the subject's market area. Commercial lodging demand provided roughly 47% of marketwide occupancy in 2003, followed by the meeting and group segment at roughly 31%, driven by the competitive properties' ample meeting and group facilities. Leisure demand accounted for the remainder of the balance, at roughly 22%, supported by the area's wide array of tourist attractions. In
2003, the subject property's commercial segment accounted for approximately 47%
of the hotel's total demand. The subject property accommodated 36% of its total demand from the meeting and group segment; this is above the market average and reflects the Hyatt's superior meeting facilities. The leisure segment contributed 17%. Per the appraisal, marketwide occupancy for the primarily competitive set increased moderately from 70.6% in 2001 to 71.5% in 2003.
However, average rate declined from $159.37 to $143.45, a decline of roughly
10%. Note also that despite a decline of roughly $22.00 from 2001 to 2003, the subject property's average rate was at 111% of the marketwide average. The subject property underwent a guestroom refurbishment in the fourth quarter of
2003, which will have a positive impact on management's ability to grow average rate. In 2003 occupancy penetration was 98.2% and RevPar penetration was
108.8%.

PROPERTY MANAGEMENT. The subject properties are managed by Hyatt Corporation.
Hyatt Corporation opened its first hotel on September 27, 1957 and now owns and operates 207 Hyatt Hotels and Resorts worldwide. Hyatt Regency Hotels are
Hyatt's core brand of hotels, lobbies and rooms are designed to reflect the best of the local cultures, the food and beverage outlets are inventive, and exceptional technology, meeting, and fitness facilities are available. Hyatt
Hotels Corporation, a separate company, and its subsidiaries operate, lease and franchise 122 hotels and resorts in the United States, Canada, and the
Caribbean. Today, Hyatt specializes in deluxe hotels with meeting facilities and special services for the business traveler near airports, and leading resort areas throughout the world.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. The Trust Mortgage Asset amount of $70,000,000 represents the A-2 note from a $208,500,000 first mortgage loan consisting of a $175,000,000 senior loan (evidenced by pari passu A-1, A-2, A-3 and A-4 notes) and a $33,500,000 subordinate loan (evidenced by four separate B notes). The A-1, A-3 and A-4 notes are not

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-31

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                       COLLATERAL TERM SHEET            TMA BALANCE: $69,718,968
                                                        TMA DSCR:    2.74x
                     STRATEGIC HOTEL PORTFOLIO          TMA LTV:     46.35%
--------------------------------------------------------------------------------

included in the trust. The B notes (shadow rated Ba1/BB by Moody's and S&P, respectively) are subordinate to the A notes and were included in the GE
2004-C3 trust but do not back any certificates other than Class SHP certificates in the GE 2004-C3 trust.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. None permitted.

RELEASE PROVISIONS. On one or more occasions, subject to satisfaction of the following conditions, the borrowers may obtain the release of any Strategic
Hotel Portfolio Loan property or properties. From and after April 1, 2011, the borrower may prepay the loan subject to the payment of debt service through the end of the interest accrual period in which the prepayment is to occur. In connection with such prepayment, any property may be released provided that the amount of the prepayment equals or exceeds 120% of the property's allocated loan amount and subject to the satisfaction of certain conditions set forth in the loan agreement.

At any time after the earlier to occur of 24 months from the last securitization date of the pari passu notes and June 29, 2007, and subject to the satisfaction of certain requirements set forth in the loan documents, the borrower may obtain a release of any applicable Strategic Hotel Portfolio Loan property by defeasance with U.S. Treasuries equal to 120% of the allocated loan amount for such property, provided that the aggregate DSCR, as of the date of the proposed release for all properties then remaining subject to the liens of the mortgages, is not less than the greater of (i) 2.66 to 1.0 and (ii) the aggregate DSCR for the mortgaged properties immediately prior to the applicable release. In the event the DSCR test is not satisfied, the borrowers may repay a portion of the loan in excess of the 120% of the allocated loan amount generally required so that the loan is in compliance with the DSCR requirement.
In connection with a sale, provided the aggregate DSCR requirement immediately prior to the release in question is satisfied, the borrowers will not be obligated to defease the loan by more than 100% of the net sale proceeds received from a bona-fide third party purchaser in connection with a release of a property, however, in no event will the principal amount of the loan defeased be less than 120% of the allocated loan amount for such property.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-32

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                       COLLATERAL TERM SHEET            TMA BALANCE: $69,718,968
                                                        TMA DSCR:    2.74x
                     STRATEGIC HOTEL PORTFOLIO          TMA LTV:     46.35%
--------------------------------------------------------------------------------

                         [STRATEGIC HOTEL MAP OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-33

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                          COLLATERAL TERM SHEET            BALANCE: $48,045,008
                                                           DSCR1:   1.16x
                    WOODYARD CROSSING SHOPPING CENTER      LTV:     75.48%
--------------------------------------------------------------------------------

              [WOODYARD CROSSING SHOPPING CENTER PICTURES OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-34

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                          COLLATERAL TERM SHEET            BALANCE: $48,045,008
                                                           DSCR1:   1.16x
                    WOODYARD CROSSING SHOPPING CENTER      LTV:     75.48%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

  LOAN SELLER:          GACC

  LOAN PURPOSE:         Refinance

  ORIGINAL BALANCE:     $48,350,000

  CUT-OFF BALANCE:      $48,045,008

  % BY INITIAL UPB:     3.93%

  INTEREST RATE:        5.8590%

  PAYMENT DATE:         1st of each month

  FIRST PAYMENT DATE:   September 1, 2004

  MATURITY DATE:        August 1, 2014

  AMORTIZATION:         Amortization on a 20-year schedule

  CALL PROTECTION:      Lockout for 24 months from the securitization closing
                        date, then defeasance is permitted. After April 1, 2014,
                        prepayment permitted without penalty on any payment
                        date.

  SPONSOR:              Schottenstein Stores Corporation1

  BORROWERS:            Jubilee-Clinton II LLC

  SUBORDINATE DEBT:     $3,100,000

  LOCKBOX:              Soft at Closing/Springing Hard

  INITIAL RESERVES(2):  Earnout Reserve: $2,000,000

  MONTHLY RESERVES(3):  Real Estate Taxes: $50,912
                        Replacement Reserves: $4,304

--------------------------------------------------------------------------------

1.  Parent of Jubilee Limited Partnership.

2.  See "Reserves" section below.

3.  The borrower maintains blanket insurance policies covering multiple properties, consequently, the lender has agreed to suspend monthly deposits to the insurance reserve provided certain conditions in the loan documents are satisfied.

4.  DSCR is calculated net of the $2,000,000 Earnout Reserve. Based on a 30-year amortization schedule, the DSCR, net of earnout, would be 1.39x.

5.  As of 7/8/04, the collateral is 87.4% occupied.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

  LOAN BALANCE / SQ. FT.:        $140.03

  BALLOON BALANCE / SQ. FT.:     $91.88

  LTV:                           75.48%

  BALLOON LTV:                   51.68%

  DSCR(4):                       1.16x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

  SINGLE ASSET / PORTFOLIO:       Single Asset

  PROPERTY TYPE:                  Retail Anchored

  COLLATERAL:                     Fee simple interest in a 343,099
                                  SF retail building

  LOCATION:                       Clinton, MD

  YEAR BUILT / RENOVATED:         1966 / 2004

  COLLATERAL SF:                  343,099 sq. ft.

  PROPERTY MANAGEMENT:            Schottenstein Management
                                  Company (Borrower affiliate)

  ECONOMIC OCCUPANCY (AS OF
    7/8/04)(5):                   96.1%

  UNDERWRITTEN NET CASH FLOW:     $4,580,924

  APPRAISED VALUE:                $61,000,000

  APPRAISAL DATE:                 June 2, 2004

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-35

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                          COLLATERAL TERM SHEET            BALANCE: $48,045,008
                                                           DSCR1:   1.16x
                    WOODYARD CROSSING SHOPPING CENTER      LTV:     75.48%
--------------------------------------------------------------------------------

THE WOODYARD CROSSING SHOPPING CENTER LOAN

THE LOAN. The Woodyard Crossing Shopping Center Loan is secured by a first mortgage on the borrower's fee simple interest in a 343,099 sq. ft., retail anchored center located in Clinton, Maryland. The subject $48.35 million loan amortizes based on a 20-yr schedule, which provides a Balloon LTV of 51.68%.
The borrower acquired the subject property in March 1999 at a cost of $30.3 million. Since acquiring the subject property, the borrower has expanded the center with the construction of a Wal-Mart, Lowe's, IHOP, Ruby Tuesdays and
24,000 SF of in-line retail space. Upon completion of the Staples and lease-up of vacant space, the borrower's total cost basis will be approximately
$54,000,000, resulting in implied equity of $5.65 million (10.5%).

THE BORROWER. The borrower is a special-purpose entity sponsored by Jubilee
Limited Partnership which is owned by Schottenstein Stores Corporation. The borrower delivered a non-consolidation opinion at closing. Schottenstein Stores
Corporation owns interests in several retail businesses, including nearly 50%
of Retail Ventures (the operator of 115 Value City stores, 20 Filene's Basement stores, and some 125 DSW Shoe Warehouse stores). Schottenstein Stores also owns
Value City Furniture (about 80 superstores in the Midwest and East Coast states), 26% of casual clothing chain American Eagle Outfitters (750 mall stores in the US and Canada), and retail liquidator Schottenstein Bernstein
Capital Group, as well as 50 shopping centers. The company launched American
Signature Home stores in 2002 with plans for 25 of the furniture outlets throughout the Southeast. The company is private with 100% of stock owned by members of the Schottenstein family. For the fiscal year ended 7/31/03,
Schottenstein Stores Corporation had sales in excess of $3.2 billion and net income of $47.9 million; as of 7/31/03, the company had stockholders' equity of
$447.5 million including liquidity of $84.4 million. As of 12/31/03, Jubilee
Limited Partnership had a net worth of approximately $9.02 million, with cash and marketable securities of $16.9 million and $362.72 million in real estate assets. Jubilee Limited Partnership is a repeat sponsor of a Deutsche Bank borrower.

THE PROPERTY. Woodyard Crossing Shopping Center is a 483,724 SF community shopping center (of which 343,099 SF is loan collateral) located at the northwest corner of Branch Avenue (State Route 5) and Woodyard Road (State
Route 223). The 99.3-acre site is improved with 12 (soon to be 14) retail buildings constructed between 1966 and 2004. Nine of the 14, including the two buildings under construction, buildings totaling 343,099 SF are part of the collateral; the other five buildings (total of 140,625 SF) are tenant-owned buildings constructed on land ground leased from the borrower (Lowe's, Ruby
Tuesdays, IHOP, Wendy's and Exxon Mobil). The subject is anchored by Wal-Mart,
Safeway Supermarket, Lowe's Home Center, Fashion Bug, a CVS Drugstore, and a
to-be-completed Staples office supply store.

SIGNIFICANT TENANTS. Based on the 7/8/04 rent roll, the subject is 96.1% leased and 87.4% occupied. Four tenants are projected to take occupancy between
November 2004 and February 2005. Panda Express is expected to take occupancy and commence paying rent in November 2004; Starbucks and Verizon are scheduled to take occupancy and commence paying rent in February 2005; and it is estimated that Staples will take occupancy and begin paying rent January 1,
2005. To mitigate the risk associated with these tenants not yet in occupancy, the borrower deposited $2 million into an escrow account at the loan closing.
Tenant sales are not available for Wal-Mart or Lowe's Home Center, however,
2003 sales for the following tenants are available: Safeway ($417/SF), CVS
($327/SF), Fashion Bug ($123/SF), Dress Barn ($169/SF), Payless Shoesource
($253/SF), Radio Shack ($482/SF), and Wendy's ($625/SF).

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-36

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                          COLLATERAL TERM SHEET            BALANCE: $48,045,008
                                                           DSCR1:   1.16x
                    WOODYARD CROSSING SHOPPING CENTER      LTV:     75.48%
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                    ANCHOR TENANTS
-----------------------------------------------------------------------------------------------------------------------
                           % OF TOTAL        LEASE                              2003 RENT     2003 SALES     OCCUPANCY
  TENANTS         SF          NRSF         EXPIRATION    RATINGS (S/M/F)(1)        PSF            PSF        COSTS (%)
-----------------------------------------------------------------------------------------------------------------------

 Wal-Mart     134,247          39.1%      10/24/2020        AA / Aa2 / AA          $8.23           NAV            NAV
-----------------------------------------------------------------------------------------------------------------------
 Safeway       60,106          17.5%      12/31/2019       BBB / Baa2 / BBB        $9.50          $417           3.0%
-----------------------------------------------------------------------------------------------------------------------
 Staples(2)    20,000           5.8%     12/31/2019(2)     BBB- / Baa2 / BBB         NAP           NAP            NAP
-----------------------------------------------------------------------------------------------------------------------
 CVS           11,486           3.3%     12/31/2007(3)       A- / A3 / NR          $6.75          $327           3.0%
-----------------------------------------------------------------------------------------------------------------------
 Lowe's(4)          0           0.0%      04/27/2021         A / A2 / A            $6.70           NAV            NAV
-----------------------------------------------------------------------------------------------------------------------
 TOTAL/WA     225,839          65.7%                                               $8.36          $403
-----------------------------------------------------------------------------------------------------------------------

1.  If Tenant is not a rated entity ratings are of the parent company whether or not the parent company guarantees the lease.

2.  The Staples store is still under construction; Staples is scheduled to take occupancy and commence paying rent in January 2005 under a 15-year lease.
    See "Reserves" section herein.

3.  The lease to CVS permits CVS to terminate at any time with 12 months prior notice.

4.  Lowe's Companies, Inc. owns the improvements and leases the parcel from the borrower. As such, it is not part of the loan collateral.

   WAL-MART has nearly 4,800 stores, including discount stores (Wal-Mart), combination discount and grocery stores (Wal-Mart Supercenters and ASDA in the U.K.), and membership-only warehouse stores (Sam's Club). Most of its stores are in the U.S., however, Wal-Mart is expanding internationally and is now the largest retailer in Canada and Mexico. Wal-Mart also has operations in South America, Asia, and Europe. As of 1/31/04, Wal-Mart had
   total assets of $104.9 billion and, for the 12 months then ended, reported sales of $256.3 billion. Wal-Mart signed a 20-year lease at the subject
   (expiration of 10/24/2020); the lease has six 5-year renewal options.

   LOWE'S COMPANIES, INC. (not part of the collateral) constructed its own store (118,000 SF) on land ground leased from the borrower. Lowe's is the second largest home improvement chain in the U.S. (after Home Depot) with more than 930 superstores in more than 45 states. The company's stores sell
   40,000 products including plumbing, electrical, and building supplies, hardware, home decor and garden products, major appliances, lumber, tools, paint, and consumer electronics. As of 1/30/04, Lowe's reported total assets of $19.0 billion, shareholders' equity of $10.3 billion, and for the
   12 months then ended, total sales of $30.8 billion. Lowe's 20-year ground lease expires on 4/27/2021, and in addition, has eight 5-year renewal options.

   SAFEWAY is one of North America's largest food retailers with approximately
   1,800 stores located mostly in the western, mid-western and mid-Atlantic regions of the U.S. as well as western Canada. Safeway also operates regional supermarket companies including The Vons Companies (primarily in
   Southern California), Dominick's Finer Foods (Chicago), Carr-Gottstein
   Foods (Alaska), Genuardi's Family Markets (eastern U.S.) and Randall's Food
   Markets (Texas). Outside of the U.S., Safeway owns 49% of Casa Ley, which operates approximately 100 food and variety stores in western Mexico. As of
   12/31/03, Safeway reported total assets of $15.1 billion, shareholders'
   equity of $3.6 billion, and for the 12 months then ended, sales of $35.5 billion. Safeway's 25-year lease (expiring 12/2019) has eight 5-year renewal options.

   STAPLES is the second largest office supply superstore company in the U.S.
   (behind Office Depot), sells office products, furniture, computers, and printing and photocopying services at more than 1,500 Staples and Staples
   Express stores in the U.S., Canada, Germany, the U.K., Netherlands, and
   Portugal. As of 1/31/04, Staples reported total assets of $6.5 billion, shareholders' equity of $3.6 billion, and, for the 12 months then ended, sales of $13.1 billion. Staples is scheduled to take occupancy and commence paying rent in January 2005 under a 15-year lease expiring on 12/31/2019.

   CVS operates more drugstores than any other drugstore chain. It operates nearly 4,100 stores primarily in the eastern U.S. and has total sales roughly equivalent to its rival Walgreen's. Prescription sales account for nearly 70% of its revenues. Subsidiary PharmaCare Management Services offers managed-care drug programs. CVS went online when it bought Soma.com
   (renamed CVS.com). CVS ProCare stores serve patients with long-term conditions requiring complex drug therapies. CVS is the survivor of
   Melville, once a diversified retailer that discontinued its other operations in the mid-1990s and took the name of its top performer. As of
   1/3/03, CVS reported total assets of $10.5 billion,

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-37

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                          COLLATERAL TERM SHEET            BALANCE: $48,045,008
                                                           DSCR1:   1.16x
                    WOODYARD CROSSING SHOPPING CENTER      LTV:     75.48%
--------------------------------------------------------------------------------

   shareholders' equity of $6.0 billion, and for the 12 months then ended, sales of $26.5 billion. CVS has been in occupancy at the subject property since 1966; its lease expires on 12/31/2007, has one 5-year renewal option, and is cancelable anytime with 12 months written notice.

THE MARKET. Prince George's County is one of 25 counties within the Washington
D.C. MSA. It encompasses nearly 500 square miles, more than 801,500 residents
(2000 Census), and wraps around the northeastern, eastern, and southeastern borders of Washington D.C. Prince George's County is a community of diverse neighborhoods with 27 unique municipalities ranging in population from less than 100 to as many as 50,000 people. Proximity to Washington, D.C. has been a considerable benefit in attracting important federal facilities to Prince
George's County. Nearly a dozen federal agencies, many with research-focused activities, are located in the northern and southern part of the county.
According to CB Richard Ellis as of the first quarter 2004, the Suburban
Maryland Retail Market contained 29.09 million SF of neighborhood and community shopping center space which had an overall vacancy rate of 5.7%.

Woodyard Crossing Shopping Center is located within the southwestern section of the county which includes the areas of Oxon Hill, Temple Hills, Camp Springs,
Fort Washington and Clinton. This area consists of a mixture of commercial and residential development. The immediate area surrounding the subject is an older area of development consisting primarily of residential uses; much of the development occurred during the 1960's. Within a five-mile radius of the subject, the 2003 average household income was $75,432. The population of
122,246 represented a 15.2% increase over the 1990 population.

The subject property is specifically located within the Southern Prince
George's County Retail sub-market. As of the first quarter 2004, this sub-market included 7.49 million square feet of space in neighborhood and community shopping centers and had an overall average vacancy rate of 5.7%. CB
Richard Ellis reviewed rental rates within the subject's market area. The subject's rents appear to be at or below market levels: Market rental rates for anchor space range from $9.00 SF to $22.50 SF; the subject's anchor tenants pay rents ranging from $6.75/SF to $15.13/SF. Market rental rates for in-line space ranges from $20.00/SF to $40.00/SF; tenants of the subject's in-line space pay rents ranging from $10.50/SF to $35.00/SF and averaging $20.07/SF.

CASH MANAGEMENT. The loan has been structured with a soft lockbox. Upon a monetary default under the loan documents, the tenants will be required to send rents directly to a lender controlled lockbox account and a cash flow sweep will be instituted.

PROPERTY MANAGEMENT. The subject property is managed by Schottenstein
Management Company ("SMC"), an affiliate of the sponsor. SMC's services include property management, leasing, maintenance, surplus property disposition, site analysis and construction/renovation. SMC has a successful track record of new development and of acquiring and `turning around' distressed properties. SMC's real estate holdings include over 16 million square feet of retail, office and industrial space located in 17 states.

RESERVES. At the closing of the loan, $2,000,000 was deposited into the Earnout
Reserve escrow account. Funds held in escrow will be released to the borrower, subject to the following conditions: (i) $150,000 will be released to borrower once Staples has taken occupancy, is open for business and is paying rent and
(ii) the remaining $1,850,000 will be released to the borrower in minimum increments of $300,000 (other than the final release) subject to among other things, other new tenant(s) taking occupancy, being open for business and paying rent under their respective lease agreement.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. In connection with the borrower's 1999 acquisition of the subject property, the seller of the property required, to avoid adverse tax consequences, that a debt /deed of trust lien of
$3.1 million remain on the property for 10 years. The borrower delivered a $3.1 million note in favor of Jubilee Limited Partnership (the sponsor and co-managing member of the borrower) and at loan closing, the $3.1 million deed of trust was subordinated to the subject loan. Jubilee Limited Partnership, the holder of the $3.1 million note, agreed it would not accelerate or foreclose on the subordinate lien without lender's consent. The subordinate $3.1 million note and deed of trust were assigned to the lender as collateral for the subject loan.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. None permitted.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-38

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                          COLLATERAL TERM SHEET            BALANCE: $48,045,008
                                                           DSCR1:   1.16x
                    WOODYARD CROSSING SHOPPING CENTER      LTV:     75.48%
--------------------------------------------------------------------------------

                 [WOODYARD CROSSING SHOPPING CENTER MAP OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-39

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $39,889,008
                                                            DSCR:    1.32x
                                METRO I BUILDING            LTV:     73.87%
--------------------------------------------------------------------------------

                      [METRO I BUILDING PICTURES OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-40

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $39,889,008
                                                            DSCR:    1.32x
                                METRO I BUILDING            LTV:     73.87%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

  LOAN SELLER:          GACC

  LOAN PURPOSE:         Refinance

  ORIGINAL BALANCE:     $40,000,000

  CUT-OFF BALANCE:      $39,889,008

  % BY INITIAL UPB:     3.26%

  INTEREST RATE:        5.8300%

  PAYMENT DATE:         1st of each month

  FIRST PAYMENT DATE:   September 1, 2004

  MATURITY DATE:        August 1, 2014

  AMORTIZATION:         Amortization on a 30-year schedule

  CALL PROTECTION:      Lockout for 24 months from the securitization closing
                        date, then defeasance is permitted. After April 1, 2014,
                        prepayment permitted without penalty on any payment
                        date.

  SPONSOR:              Herschel Blumberg; Prince George's Metro Center, Inc.

  BORROWERS:            Prince George's Center I, Inc.

  PARI PASSU DEBT:      None

  SUBORDINATE DEBT:     None

  LOCKBOX:              Soft at Closing/Springing Hard

  INITIAL RESERVES:     Insurance:                  $14,922
                        TI/LC                       $1,500,000

  MONTHLY RESERVES:     Taxes:                      $14,552
                        Insurance:                  $1,658
                        Replacement:                $ 5,171
                        TI/LC(1):                   $28,701

--------------------------------------------------------------------------------

1.  The initial TI/LC reserve is fully funded. Monthly deposits will be required if: (i) the cap on the amount held in the TI/LC reserve is removed in accordance with the loan documents or (ii) the Borrower draws on the TI/LC reserve.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

  LOAN BALANCE / SQ. FT.:        $128.56

  BALLOON BALANCE / SQ. FT.:     $108.77

  LTV:                           73.87%

  BALLOON LTV:                   62.50%

  DSCR:                          1.32x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

  SINGLE ASSET / PORTFOLIO:       Single Asset

  PROPERTY TYPE:                  Office

  COLLATERAL:                     Fee simple interest in a 8 story
                                  office building

  LOCATION:                       Hyattsville, MD

  YEAR BUILT / RENOVATED:         1961 / 1996

  COLLATERAL SF:                  310,282 sq. ft.

  PROPERTY MANAGEMENT:            QDC Property Management, Inc.

  OCCUPANCY (AS OF 7/1/04):       97.7%

  UNDERWRITTEN NET CASH FLOW:     $3,725,863

  APPRAISED VALUE:                $54,000,000

  APPRAISAL DATE:                 May 12, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                              MAJOR TENANT
--------------------------------------------------------------------------------------------------------
                    TENANT                         NRSF       % NRSF      RENT PSF     LEASE EXPIRATION
--------------------------------------------------------------------------------------------------------

 Federal Emergency Management Agency(2)          128,660      41.47%       $20.53         11/30/06(3)
--------------------------------------------------------------------------------------------------------
 The State of Maryland's Department of Human
  Resources and Social Services                   51,224      16.51%       $17.95         06/04/08(4)
--------------------------------------------------------------------------------------------------------
 University of Maryland University College        49,960      16.10%       $17.83         12/31/05(5)
--------------------------------------------------------------------------------------------------------
 TOTAL/WA                                        229,844      74.08%       $19.37
--------------------------------------------------------------------------------------------------------

2.  If the government fails to occupy any portion of the premises, the lease provides for a proportionate reduction in rent due.

3.  97,510 NRSF expire in November 2006; 31,150 NRSF expire in December 2007.

4.  Tenant has termination rights if funds are not appropriated, upon notice to the borrower effective at the beginning of the fiscal year such funds are not appropriated.

5.  18,080 NRSF expires in December 2005; 31,880 NRSF expires in December 2008.
    In addition, tenant has termination rights in the event funds are not appropriated or otherwise made available, effective at the beginning of the fiscal year such funds are not appropriated. In the event the tenant terminates the lease, the master lease between the borrower and Prince
    George's Metro Center, Inc. will be operative and rent payments will be made pursuant to this master lease.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-41

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $39,889,008
                                                            DSCR:    1.32x
                                METRO I BUILDING            LTV:     73.87%
--------------------------------------------------------------------------------

THE METRO I BUILDING LOAN

THE LOAN. The Metro I Buidling Loan is secured by a first mortgage on the borrower's fee simple interest in a 310,282 SF, Class-A office building located in the central business district of Hyattsville, MD. The subject $40 million loan amortizes based on a 30-yr schedule. Based on the appraised value of $54 million the borrower has implied equity of $14 million (25.9%) in the subject property.

THE BORROWER. The borrower is a single-purpose bankruptcy-remote entity sponsored by Prince George's Metro Center, Inc. The Borrower is owned by UTC,
Inc., a Delaware Corporation which is owned by Hershel and Goldene Blumberg
(husband/wife). Herschel W. Blumberg is the president and sole owner of Prince
George's Metro Center, Inc., the developer of University Town Center. Since
1948, Mr. Blumberg has been involved in the design, construction and management of a large number of varied real estate ventures. In 1961, Mr. Blumberg developed the Metro I Building, the first of a four-building 1.29 million SF office development known as the University Town Center. In addition to the
University Town Center Development, Mr. Blumberg has participated in the acquisition, engineering, zoning, development and sale of over 10,000 single family detached and attached lots, as well as apartments and condo conversions.

THE PROPERTY. The Metro I Building is an 8-story, 310,282 SF, Class "A" office building located in Hyattsville (Prince George's County) Maryland, approximately 10 miles northeast of downtown Washington, D.C. The building is situated on a 1.7-acre site within an expanding mixed-use development known as
University Town Center. At present, University Town Center consists of the subject property, three other office buildings and a 1,455 space parking garage
(1.29 million SF total). Future development plans for the Town Center Complex include a 244-unit student housing building (housing for 910 University of
Maryland students) and an additional 1,170-space parking garage (to be completed by July 2006, and May 2005, respectively), a 16-screen movie theater
(scheduled to commence construction in early 2005) and 250,000 square feet of retail space. Metro I Building was developed by the owners of the borrower in
1961. The subject property has been well-maintained and upgraded over the years. Between 1996 and 2003, the subject property was renovated at a cost of approximately $13.5 million ($7.23 million in base building improvements, and
$6.25 million in tenant improvements). The building has large floor plates that can accommodate both large and small space users and it is of particular appeal to government-related tenants looking for large blocks of space with convenient access to public transportation.

SIGNIFICANT TENANTS. Metro I Building is currently leased to and occupied by eight tenants. In addition, AT&T leases rooftop space for antenna placement.
Tenants of the subject are the Federal Emergency Management Agency ("FEMA")
(128,660 SF; 41.5% of NRA; 41.8% of GPR), The State of Maryland-Department of
Human Resources (51,224 SF; 16.5% of NRA; 14.5% of GPR), University of Maryland
University College ("UMUC") (49,960 SF; 16.1% of NRA; 14.1% of GPR), Prince
George's Community College (31,150 SF; 10.0% of NRA; 10.3% of GPR), Access
Worldwide (24,525 SF; 7.9% of NRA; 10.0% of GPR), Defense Intelligence Agency
("DIA"; 4.4% of NRA; 5.2% of GPR), Deli Corner (2,205 SF; 0.7% of NRA; 0.5% of
GPR), and Mark Sugar, D.P.M. (1,509 SF; 0.5% of NRA; 0.6% of GPR). The General
Services Administration ("GSA") executed the leases for FEMA and the Defense
Intelligence Agency. Approximately 62.4% of the subject's NRA is tenanted by
Federal or State agencies with another 26.1% occupied by the University of
Maryland and Prince George's Community College. In addition, the tenants have a weighted average lease term of nine years. Provided below is a brief profile of the three largest tenants:

   FEDERAL EMERGENCY MANAGEMENT AGENCY ("FEMA") occupies two different spaces at the subject. The larger space consists of approximately 97,510 square feet and houses one of FEMA's National Processing Service Centers. These
   centers process applications for disaster relief, determine eligibility, schedule inspections, and manage the associated records. FEMA has only two other processing service centers, one located in Mt. Weather, Virginia, and one in Denton, Texas. The use of the remainder of FEMA's space, 31,150 SF, is classified. Overall, FEMA has more than 2,600 full-time employees.
   FEMA's 10-year lease for the larger space expires in November 2006; the small space was leased for a 5-year term expiring in December 2007.

   THE STATE OF MARYLAND'S DEPARTMENT OF HUMAN RESOURCES AND SOCIAL SERVICES
   occupies approximately 51,224 SF (16.5% of NRA; 14.5% of GPR) under a
   10-year lease that expires in June 2008. Some of the departments and services

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-42

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $39,889,008
                                                            DSCR:    1.32x
                                METRO I BUILDING            LTV:     73.87%
--------------------------------------------------------------------------------

   conducted from offices at the subject include the food stamp office and a child abuse report hotline. A representative of the Department of Human
   Services indicated that the State is satisfied with its space and cited the benefits of being adjacent to the College Park Metro rail station.

   UNIVERSITY OF MARYLAND UNIVERSITY COLLEGE ("UMUC") leases a total of approximately 49,960 SF (16.1% of NRA; 14.1% of GPR). One 5-year lease covers 18,080 SF and expires in December 2005; a second 5-year lease for the remaining 31,880 SF expires in 2009. UMUC specializes in providing access to public higher education for Maryland's adult learners through traditional and innovative instruction and delivery of graduate and undergraduate degree programs, non-credit professional development programs, and conference services. The total number of students enrolled in
   UMUC's stateside programs has grown by 83% in the last five years - from
   14,142 in Fall 1998 to 25,857 in Fall 2003. UMUC has become the second largest university in Maryland. The Maryland Higher Education Commission
   projects that UMUC's enrollment will grow by another 120% by 2010. The
   University's main campus is located approximately two miles from the subject, but has insufficient housing and office space, requiring alternative locations. There are currently no plans to build housing or office space on campus that would compete with the facilities at University
   Town Center.

THE MARKET. Prince George's County is one of twenty-five counties within the
Washington D.C. MSA, encompassing nearly 500 square miles, more than 801,500 residents (2000 Census), and wraps around the northeastern, eastern, and southeastern borders of Washington, D.C. Prince George's County is a community of diverse neighborhoods with 27 unique municipalities ranging in population from less than 100 to as many as 50,000 people. Proximity to Washington, D.C.
has been a considerable benefit in attracting important federal facilities to
Prince George's County. Nearly a dozen federal agencies, many with research-focused activities, are located in the northern part of the county.
According to CB Richard Ellis, as of year-end 2003 the Metropolitan Washington
D.C. Area office market consisted of 340.7 million square feet of competitive multi-tenanted office space, and had an overall direct vacancy rate of 9.9%
(10.9% including sub-lease space).

The Suburban Maryland market is divided into 20 sub-markets including the
College Park sub-market in which the subject property is located. The subject property is within two miles of I-495 (the Capital Beltway) and across the street from the Prince George's Plaza metrorail station. Tenants at the subject have a variety of retail stores, restaurants and entertainment options within walking distance. The retail development will include a 16-screen multiplex theater and 250,000 SF of retail space (anticipated completion 2006-2007).

Within the College Park sub-market, there are only six Class "A" office buildings (totaling 1.6 million square feet) in addition to the subject property. According to CB Richard Ellis, five of the six buildings were 100%
occupied as of May 2004. Excluding one of the spaces currently under renovation, the subject property's competitive set within the College Park sub-market has an average occupancy rate of 96.9%. The appraiser estimated that market rent for office space at the subject on a full service/gross basis to be
$24.00/SF.

CASH MANAGEMENT. The loan is structured with a soft lockbox. Upon the occurrence of an event of default under the loan documents, the tenants will be required to deliver rents directly to a lockbox account and a cash flow sweep will be instituted by lender.

PROPERTY MANAGEMENT. The Metro I Building is managed by QDC Property
Management, Inc., an independent third party management company based in the
Washington, D.C. area. Founded in 1971, Quadrangle Development Corp. is one of
Washington's largest full-service commercial real estate developers, owners and managers.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. None permitted.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-43

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $39,889,008
                                                            DSCR:    1.32x
                                METRO I BUILDING            LTV:     73.87%
--------------------------------------------------------------------------------

                         [METRO I BUILDING MAP OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-44

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

                       THIS PAGE INTENTIONALLY LEFT BLANK

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-45

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $34,000,000
                                                            DSCR:    1.84x
                              280 TRUMBULL STREET           LTV:     51.59%
--------------------------------------------------------------------------------

                     [280 TRUMBULL STREET PICTURES OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-46

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $34,000,000
                                                            DSCR:    1.84x
                              280 TRUMBULL STREET           LTV:     51.59%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

  LOAN SELLER:              GACC

  LOAN PURPOSE:             Acquisition

  ORIGINAL BALANCE:         $34,000,000

  CUT-OFF BALANCE:          $34,000,000

  SHADOW RATINGS:           BBB/Baa2 (S/M)

  % BY INITIAL UPB:         2.78%

  INTEREST RATE:            5.5600%

  PAYMENT DATE:             1st of each month

  FIRST PAYMENT DATE:       September 1, 2004

  MATURITY DATE:            August 1, 2014

  AMORTIZATION:             Interest only through and including the payment date
                            occurring on August 1, 2006, and thereafter monthly
                            amortization on a 30-year schedule.

  CALL PROTECTION:          Lockout for 24 months from the securitization
                            closing date, then defeasance is permitted. On or
                            after May 1, 2014, prepayment permitted without
                            penalty on any payment date.

  SPONSOR:                  Fanny Grunberg, Michael Grunberg

  BORROWERS:                FGA 280 Trumbull, LLC and Grunberg
                            280 Trumbull, LLC

  ADDITIONAL FINANCING:     None

  LOCKBOX:                  None

  INITIAL RESERVES:         Taxes:             $369,351
                            Insurance:         $ 28,443
                            Rollover(1):       $933,540

  MONTHLY RESERVES:         Taxes:             $184,676
                            Insurance:         $ 14,221

--------------------------------------------------------------------------------

1.  Rollover reserve for tenant Robinson & Cole.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

  LOAN BALANCE / SQ. FT.:      $51.17

  BALLOON BALANCE / SQ. FT.:   $44.89

  LTV:                         51.59%

  BALLOON LTV:                 45.26%

  DSCR:                        1.84x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

  SINGLE ASSET / PORTFOLIO:     Single Asset

  PROPERTY TYPE:                Office

  COLLATERAL:                   Fee interest in a 28 story office building

  LOCATION:                     Hartford, CT

  YEAR BUILT / RENOVATED:       1984 / 1999

  COLLATERAL SF:                664,479 sq. ft.

  PROPERTY MANAGEMENT:          Grunberg Management, LLC
                                (Borrower affiliate)

  OCCUPANCY (AS OF 7/22/04):    95.2%

  UNDERWRITTEN NET CASH FLOW:   $4,294,128

  APPRAISED VALUE:              $65,900,000

  APPRAISAL DATE:               June 18, 2004

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-47

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $34,000,000
                                                            DSCR:    1.84x
                              280 TRUMBULL STREET           LTV:     51.59%
--------------------------------------------------------------------------------

THE 280 TRUMBULL STREET LOAN

THE LOAN. The 280 Trumbull Street Loan is secured by a first mortgage on the borrower's fee simple interest in a 664,479 SF Class-A office building located in the central business district of Hartford, Connecticut. The subject $34 million loan (shadow rated BBB/Baa2 by S&P and Moody's respectively) is interest only for two years and then amortizes based on a 30-yr schedule. Based on the acquisition cost of $65 million (52% Loan to Cost) the borrower has hard equity of $31 million (48%) in the subject property.

THE BORROWER. The borrower consists of two special-purpose bankruptcy-remote entities that own the subject property as tenants-in-common. The borrower delivered a non-consolidation opinion at loan closing. The loan is sponsored by
Fanny Grunberg and her son Michael Grunberg. The Grunberg family owns a New
York City-based real estate company, Grunberg Realty, established over 40 years ago. The Grunberg family currently owns six multifamily and three commercial properties located in New York City and Hartford, Connecticut. As of May 31,
2004, the sponsors reported combined net worth of approximately $71 million and liquidity of $23 million.

THE PROPERTY. The subject property is situated on a approximately 2.0-acre site, and contains 664,479 SF of net rentable area on 28 floors, with a basement level that provides parking and storage space. The subject property, developed in 1984, has a facade of beige pre-cast concrete panels with bronze tinted windows. The main two-story atrium lobby is a modern well-lit design consisting of wood and travertine paneled walls, large storefront windows, granite tiled floors and a collection of potted plants. A retail bank branch is located in the lobby and the borrower is interested in leasing additional lobby space to add a deli and full-service restaurant. Tenant spaces contain standard commercial grade finishes. The building has 13 passenger elevators, one freight elevator and two escalators between the lower-level and lobby. The subject property includes 52 parking spaces in the basement of the building and 20 surface spaces. Additional parking is available in multiple public garages including a city-owned garage situated directly across Church Street. The subject property and the garage are connected by a climate-controlled pedestrian bridge. Six hundred spaces in the city-owned garage are reserved for tenants of the subject property under a long-term license agreement. No license fee payment is required of the borrower; tenants using the garage pay parking fees directly to the garage operator.

SIGNIFICANT TENANTS. The subject property is 95.2% occupied as of July 22, 2004 with 17 tenants, some of which are investment grade by one or more of the rating agencies. The largest tenant is Prudential Insurance Company of America,
(50.3% of NRSF, under a 10-year lease expiring 12/31/2007). The subject property's second largest tenant is Robinson & Cole (20.8% of NRSF, primary lease expiring 12/31/2016), a major corporate law firm with over 200 lawyers in eight offices nationally. Other tenants include First International (financial subsidiary of United Parcel Post; parent company rated AAA/Aaa by S&P/Moody's),
Hudson United Bank (retail branch; rated BBB-/BBB by S&P/Fitch), multiple law firms, several financial/  insurance advisors, a federal agency, and an educational institute.

---------------------------------------------------------------------------------------------------------------------------
                                                       MAJOR TENANT
---------------------------------------------------------------------------------------------------------------------------
                  TENANT                        NRSF       % NRSF      RENT PSF     LEASE EXPIRATION     RATINGS (S/M/F)(1)
---------------------------------------------------------------------------------------------------------------------------

 Prudential Insurance Company of America      333,924      50.3%        $15.01          12/31/2007          A- / A3 / A
---------------------------------------------------------------------------------------------------------------------------
 Robinson & Cole                              138,110      20.8%        $18.16         12/31/2016(2)         - / - / -
---------------------------------------------------------------------------------------------------------------------------
 First International                           50,287       7.6%        $20.00          12/31/2006         AAA / Aaa / -
---------------------------------------------------------------------------------------------------------------------------
 Chase                                         25,170       3.8%        $11.92           3/31/2005         A+ / Aa3 / A+
---------------------------------------------------------------------------------------------------------------------------
 O'Connel, Flaherty & Attmore                  23,285       3.5%        $22.07          11/30/2008           - / - / -
---------------------------------------------------------------------------------------------------------------------------
 TOTAL/WA                                     570,776      85.9%        $16.36
---------------------------------------------------------------------------------------------------------------------------

1.  Credit ratings are of the parent company, whether or not the parent company guarantees the lease.

2.  Robinson & Cole has 99,778 SF expiring 12/31/2016 with rent of $22.40 PSF,
    17,829 SF expiring 12/31/2016 with rent of $15.50, 14,720 SF expiring
    1/31/2005 with rent of $17.50 and 5,792 SF expiring 12/31/2016 with rent of
    $18.00 PSF.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-48

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $34,000,000
                                                            DSCR:    1.84x
                              280 TRUMBULL STREET           LTV:     51.59%
--------------------------------------------------------------------------------

   PRUDENTIAL INSURANCE COMPANY OF AMERICA occupies approximately 333,922 SF
   (50.25% of NRSF) under a 10-year lease that expires in December 2007. The company is one of the largest life insurance companies in the U.S. and is a division of Prudential Financial, Inc. (NYSE: PRU). Prudential Financial,
   Inc. provides financial services throughout the United States and several locations worldwide. The company offers a variety of products and services, including life insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, real estate brokerage, and relocation services. Prudential has two 5-year renewal options at 95% of the then fair market rent, requiring
   12-months prior written notice of tenant's intent to renew. In the event
   Prudential does not exercise its renewal option on or before December 31,
   2006 for a minimum of nine of the thirteen floors that it currently occupies (i) the borrower will provide the lender with a letter of credit in the amount of $1,000,000 or (ii) a cash flow sweep will be triggered and excess cash flow, up to $1,000,000 will be deposited in the TI/LC reserve account. The cash sweep provision applies to the expiration of Prudential's current lease term as well as the expiration of any subsequent lease extension. The majority of the Prudential space is occupied by a retirement/investment subsidiary in occupancy since 1997. The subsidiary, which Prudential acquired from Cigna Corporation in 1st Quarter 2004, is headquartered at the subject property. The acquisition doubled Prudential's retirement assets under management. Prudential recently posted two large company signs on two walls at the top of the building, announcing the company's presence in Hartford. Approximately 102,000 SF of Prudential's
   total space has been subleased to and is occupied by Cigna Corporation
   (rated BBB by S&P). Prudential has an early termination option, effective
   June 2005, for 29,793 SF (less than 5% of NRSF), consisting of space on the
   20th floor and ground floor. The borrower has been exploring plans to convert the ground floor portion to retail/restaurant use. To exercise this option, Prudential is required to provide 8-months early termination notice and pay a termination fee equal to unamortized TI/LC costs. The early termination fee shall be assigned to the lender.

   ROBINSON & COLE occupies 138,110 SF (20.8% of NRSF) and is headquartered at the subject property. Founded in 1845, Robinson & Cole is a leading New
   England law firm that employs over 200 lawyers in eight offices in
   Connecticut, Massachusetts, New York City and Sarasota, Florida. The firm's areas of practice include antitrust and trade regulation, tax planning and representation, business litigation, bankruptcy, finance, health law, immigration, labor relations, construction and land use, real estate finance and development, and mergers and acquisitions. Robinson & Cole occupies the top five floors of the subject property (floors 25-29) in addition to several spaces on lower floors. In occupancy since 1988, the law firm extended its primary lease in 2002 for 15 years (99,778 SF expiring in 12/2016, more than two years beyond the loan term). The remaining space has the following partial early termination options: (i)
   12,900 SF on 1/1/2007, (ii) 13,500 SF on 1/1/2012 and (iii) 25,500 SF
   effective 1/1/2012. The exercise of options (i) and (ii) require 12 months notice and payment of a termination fee equal to 6-months rent; the exercise of option (iii) requires 9 months notice and a fee equal to 9 months of rent. Any early termination fee is required to be assigned to lender. The tenant recently invested $3 million in tenant improvement upgrades ($130/SF) and is planning to invest an additional $1 million
   ($40/SF) to upgrade another of its floors.

THE MARKET. The subject property is well located in Hartford's central business district ("CBD") at the intersection of two major downtown thoroughfares, near the State Capitol and other governmental office buildings, cultural centers, retail/  restaurant amenities and other CBD office towers. The Hartford Civic
Center, Connecticut's largest sports arena, is situated directly adjacent to the subject. The subject is situated across the street from the Civic Center redevelopment, a major $160 million mixed-use project. Upon completion, the development will offer 53,000 SF of entertainment/retail/restaurant space together with 262 luxury rental units contained in what will be New England's tallest residential high-rise building (36 stories). Also adjacent to the subject is a 400-room Hilton Hotel currently undergoing a $22 million renovation. Interstates 84 and 91 are accessible within blocks, providing quick links between the CBD and other destination points both within and outside of the Hartford metro area.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-49

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $34,000,000
                                                            DSCR:    1.84x
                              280 TRUMBULL STREET           LTV:     51.59%
--------------------------------------------------------------------------------

The Hartford Capitol Region consists of the City of Hartford and 28 towns surrounding the city center. The 2003 Hartford MSA population was estimated at
1.21 million residents, up 5% over 1995, with the growth concentrated in the
MSA's many exclusive suburban communities. Hartford has enjoyed an historic concentration of insurance companies headquartered in the city center. Hartford also benefits from its position as the State Capitol. With several major hospital complexes, the health care industry is another key economic driver, as is the defense industry. The four largest employment sectors are services
(26%), government (17%), trade (14.5%) and financial activities (12%). In addition to the state government, major employers include United Technologies,
Hartford Financial, Aetna, Prudential, Hartford and St. Francis Hospitals and
ING. As of May 2004, the MSA unemployment rate stood at 5.2%, slightly below the national rate of 5.6%.

According to the 1st Quarter 2004 CB Richard Ellis Greater Hartford Office
Market report, the Hartford CBD contained a total of 7.1 million SF in 42 office buildings including 5.1 million SF in 13 Class A properties. The appraiser identified five comparable Class A office buildings considered directly competitive with the subject property. The buildings ranged in size from 297,000 SF to 782,000 SF and had average occupancy of 92.2%. This compares favorably with the total Hartford CBD Class A sector which averaged 85.2%
occupancy. The CBD market occupancy rate has remained stable since 1st Quarter
2003; no new office space is under construction or proposed.

Rental rates at the comparable office buildings ranged from $20.25 to $23.50
PSF and averaged $23.00 PSF. The appraiser determined a market range for the subject property of $20.00 to $24.00 PSF with an average of $21.00 PSF. As of the July 22, 2004 rent roll, the subject property's 17 office tenants had rental rates ranging from $11.92 PSF to $24.00 PSF for an overall average of
$17.33 PSF, approximately 16.5% below market. The Prudential lease, averaging
$15.01 PSF, is 28.5% below market.

CASH MANAGEMENT. Springing, as described above under "--Significant
Tenants--Prudential Insurance Company of America."

PROPERTY MANAGEMENT. The subject property will be managed by Grunberg
Management LLC, an affiliate of the borrower.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Future mezzanine financing is permitted, subject to the following conditions in the loan documents including:
(i) the pledge securing such mezzanine loan consists only of membership interests in the borrower, (ii) an aggregate maximum LTV of 70%, (iii) delivery of an inter-creditor/subordination agreement acceptable to lender and (iv)
rating agency review of mezzanine debt structure and confirmation of no ratings downgrade of related CMBS securities.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-50

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $34,000,000
                                                            DSCR:    1.84x
                              280 TRUMBULL STREET           LTV:     51.59%
--------------------------------------------------------------------------------

                       [280 TRUMBULL STREET MAP OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-51

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $33,500,000
                                                            DSCR:    1.21x
                             DEER CREEK APARTMENTS          LTV:     79.38%
--------------------------------------------------------------------------------

                    [DEER CREEK APARTMENTS PICTURES OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-52

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $33,500,000
                                                            DSCR:    1.21x
                             DEER CREEK APARTMENTS          LTV:     79.38%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

  LOAN SELLER:                  NCCI

  LOAN PURPOSE:                 Refinance

  ORIGINAL PRINCIPAL BALANCE:   $33,500,000

  CUT-OFF PRINCIPAL BALANCE:    $33,500,000

  % BY INITIAL UPB:             2.74%

  INTEREST RATE:                5.5100%

  PAYMENT DATE:                 11th of each month

  FIRST PAYMENT DATE:           October 11, 2004

  MATURITY DATE:                September 11, 2014

  AMORTIZATION:                 Interest only through and including the payment
                                date in September, 2007, and thereafter monthly
                                amortization on a 30 year schedule.

  CALL PROTECTION:              Lockout for 24 months from securitization date,
                                then defeasance is permitted. On and after July
                                11, 2014, prepayment permitted without penalty.

  SPONSOR:                      Douglas M. Price and Kent A. Price

  BORROWERS:                    Deer Creek SPE, LLC

  ADDITIONAL FINANCING:         None

  LOCKBOX:                      None

  INITIAL RESERVES:             Tax:                     $161,077
                                Insurance:               $74,250

  MONTHLY RESERVES:             Tax:                     $32,215
                                Insurance:               $6,750

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

  LOAN BALANCE / UNIT:        $82,921

  BALLOON BALANCE / UNIT:     $73,661

  LTV:                        79.38%

  BALLOON LTV:                70.52%

  DSCR:                       1.21x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

  SINGLE ASSET/PORTFOLIO:         Single Asset

  PROPERTY TYPE:                  Multifamily

  COLLATERAL:                     Fee simple interest in a multifamily property
                                  situated on a 34.77-acre site

  LOCATION:                       Overland Park, KS

  YEAR BUILT / RENOVATED:         2002 / NAP

  TOTAL UNITS:                    404

  PROPERTY MANAGEMENT:            Price Management Company, Inc.
                                  (Borrower affiliate)

  OCCUPANCY (8/10/04):            95.8%

  UNDERWRITTEN NET CASH FLOW:     $2,760,806

  APPRAISED VALUE:                $42,200,000

  APPRAISAL DATE:                 July 27, 2004

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                             PROPERTY DESCRIPTION
---------------------------------------------------------------------------------------------------------------
                                        NUMBER      AVERAGE SQUARE     AVERAGE RENT     COMPARABLE MARKET RENT
             UNIT TYPE                 OF UNITS        FEET/UNIT        (PER MONTH)       RANGE (PER MONTH)
---------------------------------------------------------------------------------------------------------------

 1 bdrm / 1 bath                           72              672              $698             $633 - $819
---------------------------------------------------------------------------------------------------------------
 1 bdrm / 1 bath                            4              802              $790             $670 - $855
---------------------------------------------------------------------------------------------------------------
 1 bdrm / 1 bath - garage                  24              848              $895             $670 - $870
---------------------------------------------------------------------------------------------------------------
 1 bdrm / 1 bath - garage                  60              876              $902             $670 - $870
---------------------------------------------------------------------------------------------------------------
 1 bdrm / 1 bath - study & garage          72              998              $955            $807 - $1,125
---------------------------------------------------------------------------------------------------------------
 2 bdrm / 2 bath                           76            1,010              $935             $809 - $995
---------------------------------------------------------------------------------------------------------------
 2 bdrm / 2 bath - garage                  48            1,228            $1,163            $809 - $1,315
---------------------------------------------------------------------------------------------------------------
 2 bdrm / 2 bath - garage                  28            1,348            $1,278            $809 - $1,315
---------------------------------------------------------------------------------------------------------------
 3 bdrm / 2 bath - garage                  20            1,393            $1,290           $1,010 - $1,650
---------------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVG.                      404              984              $956           $757 - $1,052(1)
---------------------------------------------------------------------------------------------------------------

1.  Calculated based on a straight average of the comparable market rent ranges on a weighted average for the subject number of units.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-53

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $33,500,000
                                                            DSCR:    1.21x
                             DEER CREEK APARTMENTS          LTV:     79.38%
--------------------------------------------------------------------------------

THE DEER CREEK APARTMENTS LOAN

THE LOAN. The Deer Creek Apartments Loan is secured by a first mortgage on a
Class A, 404-unit multifamily property situated on a 34.77-acre site in
Overland Park, Johnson County, Kansas. The loan is structured with a ten-year term, with the first three years interest only, followed by a 30-year amortization schedule. The loan amount represents 79.38% of the MAI appraised value of $42,200,000.

THE BORROWER. The borrowing entity, Deer Creek SPE LLC, is a single-purpose, bankruptcy-remote entity with an independent director. A non-consolidation opinion was also obtained in connection with the loan closing. The borrowing entity's sole member is Deer Creek Apartments, LLC. Doug Price and Kent Price
are the sponsors of the borrower. They have over 25 years of real estate experience and are co-chairmen of Price Brothers Realty, a real estate company involved in the development, acquisition and management of multifamily, single-family, condominium and retail properties. The company has a current portfolio consisting of 7,449 units among 30 multifamily complexes.

THE PROPERTY. The subject property includes 404 multifamily units among 37 two-story buildings, as well as a 7,504 square foot one-story clubhouse building including a business center, fitness center with shower/changing facilities, party room with kitchen accommodations, and leasing office. In addition to those amenities found in the clubhouse building, the subject offers an outdoor swimming pool, gated controlled access, security intercom access system for each building, and garage parking for 276 vehicles, with an additional 681 surface parking spaces, for a total of 957 spaces. The subject property's unit mix is comprised of 160 one-bedroom/one-bath units, 72 one-bedroom/one-bath units with den, 152 two-bedroom/two-bath units, and 20 three-bedroom/two-bath units. Each unit is equipped with an amenity package that includes a patio or balcony, washer & dryer, refrigerator, dishwasher, microwave, central air, and electric range with self-cleaning oven. As of
August 10, 2004, the subject property was 95.8% occupied.

THE MARKET.(1) The subject property is located in Johnson County within the
Kansas City MSA, which ranks 31st in the nation in population, with a 2003 estimated population of 1,843,550. There are approximately 40,000 firms located in the metropolitan area representing a wide diversification of job categories.
Kansas City is the home of several well-known companies including Sprint
Corporation, Ford Motor Company, Hallmark Cards, Inc., and DST Systems. As of
May 2004, the unemployment rate for the Kansas City MSA was reported at approximately 5.60%, which is slightly lower than the nation's unemployment rate of 5.65%. Within the Kansas City MSA there has been significant growth in the residential market over the last several years. Single-family residential units account for most of the new housing constructed in the past three years.
Out of 191 metropolitan areas surveyed by the National Association of Home
Buildings, Kansas City ranks thirteenth in housing affordability as of fourth quarter 2004. The median sale price for a single family home in the Kansas City
MSA was $125,000 as of the first quarter of 2004.

The subject property is located within a growing and affluent neighborhood with an average household income of approximately $225,841 within a one-mile radius.
The subject is also located in an area of substantial growth within the fastest growing county in the Kansas City Metropolitan Statistical Area ("MSA").
Additionally, the subject property's location is within close proximity (less than two miles) to the intersections of 119th and 135th Streets with Metcalf
Avenue, which are among the most desirable intersections within the Kansas City
MSA. Within the immediate area of the subject property, there are several office parks, new retail development, and single-family housing, along with other multi-family properties.

The subject property is located within the Overland Park South submarket, which is estimated by the appraiser to have an occupancy rate of 91.9% as of the 2nd
Quarter of 2004. In order to estimate an accurate submarket occupancy for the subject property, the appraiser's vacancy rate was considered along with surveying the current vacancy rate among the rental comparables. Vacancy at comparable properties ranged for 2% to 8%, with an average of 4.7%. Placing more emphasis on the comparable property survey, as their vacancy rates are more current, the properties are all similar to the subject property, and the market area surveyed is narrower, the appraiser concluded a stabilized market vacancy rate of 5% to be appropriate for the subject property's submarket.

(1) Market information was obtained from the Deer Creek Apartments appraisal dated 07/27/2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-54

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $33,500,000
                                                            DSCR:    1.21x
                             DEER CREEK APARTMENTS          LTV:     79.38%
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT. Price Management Company, Inc., an affiliate of the borrower, manages the subject property. Price Management Company is a subsidiary of Price Brothers Realty, and handles the management of all multifamily projects held within the company's portfolio. Price Management
Company currently has 7,449 multifamily units among 30 multifamily complexes under management, all of which are owned by Price Brothers Realty.

CASH MANAGEMENT. None.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. None permitted.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-55

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $33,500,000
                                                            DSCR:    1.21x
                             DEER CREEK APARTMENTS          LTV:     79.38%
--------------------------------------------------------------------------------

                      [DEER CREEK APARTMENTS MAP OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-56

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-57

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $33,000,000
                                                            DSCR:    2.47x
                                 GMAC BUILDING              LTV:     55.00%
--------------------------------------------------------------------------------

                        [GMAC BUILDING PICTURES OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-58

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $33,000,000
                                                            DSCR:    2.47x
                                 GMAC BUILDING              LTV:     55.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

  LOAN SELLER:            LaSalle Bank National
                          Association

  LOAN PURPOSE:           Acquisition

  SHADOW RATING:
  (S&P/MOODY'S/DBRS)      NAP

  ORIGINAL TMA BALANCE:   $33,000,000

  CUT-OFF TMA BALANCE:    $33,000,000

  % BY INITIAL UPB:       2.70%

  INTEREST RATE:          4.6100%

  PAYMENT DATE:           1st of each month

  FIRST PAYMENT DATE:     November 1, 2004

  MATURITY DATE:          October 1, 2009

  AMORTIZATION:           Interest only for the entire term

  CALL PROTECTION:        Lockout until 24 months from the origination date,
                          then prepayment is permitted subject to a prepayment
                          premium equal to the greater of 1% or yield
                          maintenance.

  SPONSOR:                Inland Western Retail Real Estate Trust, Inc.

  BORROWER:               Inland Western Winston-Salem 5th Street, L.L.C.

  ADDITIONAL FINANCING:   None

  LOCKBOX:                None

  INITIAL RESERVES:       None

  MONTHLY RESERVES:       None(1)

--------------------------------------------------------------------------------

1.  None required at closing. Upon the occurrence of an event of default, monthly reserves will be required.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

  LOAN BALANCE / SQ. FT.:        $62.03

  BALLOON BALANCE / SQ. FT.:     $62.03

  LTV:                           55.00%

  BALLOON LTV:                   55.00%

  DSCR:                          2.47x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

  SINGLE ASSET / PORTFOLIO:        Single Asset

  PROPERTY TYPE:                   CBD Office

  COLLATERAL:                      Fee simple interest in a 4 building
                                   office complex

  LOCATION:                        Winston-Salem, NC.

  YEARS BUILT:                     1951

  YEARS RENOVATED:                 1992

  COLLATERAL SF:                   532,012 sq. ft.

  PROPERTY MANAGEMENT:             Inland Northwest Management Corp.
                                   (Borrower affiliate)

  OCCUPANCY (AS OF 10/1/2004):     100.0%

  UNDERWRITTEN NET CASH FLOW:      $3,763,314

  APPRAISED VALUE:                 $60,000,000

  APPRAISAL DATE:                  August 27, 2004

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                    % OF          NET          LEASE
SIGNIFICANT TENANTS                     SF       TOTAL NRA     RENT PSF     EXPIRATION     RATINGS (S/M)
---------------------------------------------------------------------------------------------------------

 GMAC Insurance Mangement Corp.     532,012       100.0%        $9.71        9/30/2014         NA/NA
---------------------------------------------------------------------------------------------------------
 TOTAL OCCUPIED SPACE/WA            532,012       100.0%        $9.71
---------------------------------------------------------------------------------------------------------
 TOTAL RENTABLE SPACE               532,012
---------------------------------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-59

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $33,000,000
                                                            DSCR:    2.47x
                                 GMAC BUILDING              LTV:     55.00%
--------------------------------------------------------------------------------

THE GMAC BUILDING LOAN

THE LOAN. The GMAC Building Loan is an interest only loan secured by a first mortgage on a 532,012 SF that serves as the corporate headquarters for GMAC
Insurance Management Corp. The complex was acquired by the borrower for
$60,000,000 resulting in a loan to cost ratio of 55.0% and cash equity of approximately $27.0 million (45%).

THE BORROWERS. The borrower, Inland Western Winston-Salem 5th Street, L.L.C., is structured as a single-purpose, bankruptcy-remote entity, with an independent director, for which a non-consolidation opinion was obtained. The sponsor of the borrower, Inland Western Retail Real Estate Trust, Inc. was formed in March of 2003, as a Maryland corporation created to acquire and manage a diversified portfolio of real estate, primarily west of the
Mississippi River. It is structured as a traditional REIT with no operating partnership. It is a public company registered with the SEC and sells shares privately to individuals through a private broker dealer network. The common stock is not traded on any stock exchange and therefore, the stock price is not determined daily. The company started raising equity capital in September 2003, and as of March 31, 2004, had raised more than $240 million.

The REIT's strategy is to acquire high-quality, well-located, properties with minimal lease rollover. As of March 31, 2004 the Company had $1.174 billion in assets (at cost). Given Inland's track record and the success of the West REIT offering, the REIT is expected to grow to over $2 billion in total assets during 2004.

THE PROPERTY. GMAC Building is a multi-building corporate headquarters property
100% master-leased by GMAC Insurance Management Corp. The primary structure is an 18-story office building containing 349,438 SF (North Office Tower) built in
1980 and an attached 6-story office building containing 135,800 SF (South
Office Tower) that was built in 1951. The property also includes a 5-level,
735-space parking deck with an attached two-story office building containing
30,498 SF that was constructed in 1992. The two-story office building is partially subleased to the Winston-Salem Chamber of Commerce and is referred to as the "Chamber Building". The remaining structure is a two-story Daycare
Center containing 15,826 SF. The property also includes three surface parking lots. The site consists of six, non-contiguous parcels totaling 6.41 acres located in the vicinity of 5th and Poplar Streets in downtown Winston-Salem,
North Carolina.

THE TENANT. GMAC Insurance Management Corp. is part of GMAC Insurance Holdings,
Inc., which is in turn a subsidiary of GMAC. GMAC Insurance Holdings, Inc.
guarantees the subject lease. GMAC Insurance Holdings, Inc. is an underwriter in the preferred and nonstandard automobile insurance markets. GMAC Insurance sells insurance to about one million policyholders a year through 14,000 independent agencies throughout the U.S. With more than $1.3 billion in annual written premiums, GMAC Insurance Holdings, Inc. is the 15th largest underwriter of personal lines of insurance in the U.S. A.M. Best, an independent worldwide insurance-rating and information agency, rates GMAC Insurance Holdings, Inc.
"A" (Excellent) for financial strength and claims paying ability.

THE MARKET. The subject property is located at the southwest corner of 5th
Street and Spruce Street in the western portion of the Winston-Salem central business district ("CBD"). The subject property has strong access via
Interstate 40, which is the primary east/west roadway serving the CBD. The subject property is also located less than a mile off of US Route 52, which runs north/south through the center of the CBD. Salt Creek Parkway forms a bypass around downtown linking I-40, Business I-40 and US Route 52. This location is considered to be one of the premier office corridors within
Metropolitan Winston-Salem.

The immediate neighborhood remains the primary center of office development in the metropolitan statistical area. New development has occured with the creation of "Restaurant Row" along 4th street and Libby Street, the development of the Nissen Building, a residential/retail development at 4th and Cherry
Street, the current construction of Unity Place, a mixed use development with office, retail and residential uses, the completion of One West Fourth Street office building and the ongoing renovation of the Winston Tower office building. The area immediately surrounding the subject property is developed with a variety of retail and commercial uses including office buildings, restaurants and hotels.

The area economy has traditionally been based on manufacturing, led by textiles, cigarettes and furniture manufacturing. These industries remain important components of the economy with Greensboro containing over 20 percent of the nation's

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-60

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $33,000,000
                                                            DSCR:    2.47x
                                 GMAC BUILDING              LTV:     55.00%
--------------------------------------------------------------------------------

tobacco workers and High Point remaining the center of the nation's furniture industry. However, in recent years, the area's economic base has become more diversified with medical, high-tech, banking industries and higher education fueling much of the economic growth. The largest employment sector in the City of Winson-Salem is currently the services industry with approximately 29.7% of the workforce. The City of Winston-Salem is home to several major area employers including Wake Forest University/Baptist Medical Center, Novant
Health Care, Sara Lee Corportation, RJ Reynolds, Wachovia Bank, BB&T
Corporation, and USAirways.

The appraiser indicates that the Winston-Salem office market consists of
3,919,821 SF of office space located in 48 buildings. The overall vacancy rate in the market is currently 21%, which is an improvement from 23.1% in January
2004 and 23.5% one year prior. The subject property is located in the Downtown submarket, which consists of 1,638,943 SF in 11 buildings. The appraiser determined a competitive set of 7 properties, resulting in a vacancy rate for the competitive set of 23%. This is primarily due to the Winston Tower building, which is currently undergoing significant renovations and is only 35%
occupied. The Winston Tower building property is inferior to the subject property with respect to age and condition. Removing the Winston Tower building from the survey results in an occupancy rate among the subject's competitive set of 92%.

Reis surveys a much larger market for the overall Greensboro/Winston-Salem office market consisting of 15.3 million SF of space. According to Reis the subject property is located in the West-Northwest Forsyth submarket, which has
3,172,000 SF of office space accounting for 21% of the office market in
Greensboro-WInston Salem. Reis has determined an overall submarket vacancy rate of 13.1% for the 2nd Quarter of 2004.

Currently asking rents among comparable properties in the submarket range from
$7.00 to $19.00 per square foot, NNN, with a weighted average of $12.91 per square foot, NNN. The subject property is currently 100% master leased by GMAC
Insurance Management Corp. for $9.71/SF, NNN, which is at the low end of the market range.

PROPERTY MANAGEMENT. The subject property will be managed by Inland Northwest
Management Corp., an affiliate of the borrower.

CASH MANAGEMENT. None.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. None permitted.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-61

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $33,000,000
                                                            DSCR:    2.47x
                                 GMAC BUILDING              LTV:     55.00%
--------------------------------------------------------------------------------

                          [GMAC BUILDING MAP OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-62

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-63

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $30,225,000
                                                            DSCR:    1.27x
                            2901 WEST ALAMEDA AVENUE        LTV:     76.71%
--------------------------------------------------------------------------------

                  [2901 WEST ALAMEDA AVENUE PICTURES OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-64

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4
                             COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $30,225,000
                                                            DSCR:    1.27x
                            2901 WEST ALAMEDA AVENUE        LTV:     76.71%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

  LOAN SELLER:            GACC

  LOAN PURPOSE:           Acquisition

  ORIGINAL BALANCE:       $30,225,000

  CUT-OFF BALANCE:        $30,225,000

  % BY INITIAL UPB:       2.47%

  INTEREST RATE:          5.9400%

  PAYMENT DATE:           1st of each month

  FIRST PAYMENT DATE:     October 1, 2004

  MATURITY DATE:          September 1, 2014

  AMORTIZATION:           Interest only through and including the payment date
                          occurring on September 1, 2008, and thereafter monthly
                          amortization on a 30-year schedule.

  CALL PROTECTION:        Lockout for 24 months from securitization closing
                          date, then defeasance is permitted. After May 1, 2014,
                          prepayment permitted without penalty on any payment
                          date.

  SPONSOR:                Kevin S. Green

  BORROWERS:              Alameda 2901 West, LLC, Alameda
                          10474 Associates, LLC and Alameda JJ
                          Burbank, LLC

  ADDITIONAL FINANCING:   $3,000,000 mezzanine debt

  LOCKBOX:                Hard

  INITIAL RESERVES:       Insurance:           $  8,055
                          Enginnering:         $258,429

  MONTHLY RESERVES:       Insurance:           $  2,685
                          Replacement:         $    967
                          Rollover:            $ 11,511

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

  LOAN BALANCE / SQ. FT.:        $260.38

  BALLOON BALANCE / SQ. FT.:     $239.29

  LTV:                           76.71%

  BALLOON LTV:                   70.50%

  DSCR:                          1.27x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

  SINGLE ASSET / PORTFOLIO:       Single Asset

  PROPERTY TYPE:                  Office

  COLLATERAL:                     Fee simple interest in a 7 story
                                  office building

  LOCATION:                       Burbank, CA

  YEAR BUILT / RENOVATED:         1981 / NAP

  COLLATERAL SF:                  116,081 SF

  PROPERTY MANAGEMENT:            George Elkins Property Management Company,
                                  Inc. (Borrower affiliate)

  OCCUPANCY (AS OF 8/12/04):      100.0%

  UNDERWRITTEN NET CASH FLOW:     $2,738,950

  APPRAISED VALUE:                $39,400,000

  APPRAISAL DATE:                 May 28, 2004

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      S-65

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $30,225,000
                                                            DSCR:    1.27x
                            2901 WEST ALAMEDA AVENUE        LTV:     76.71%
--------------------------------------------------------------------------------

THE 2901 WEST ALAMEDA AVENUE LOAN

THE LOAN. The 2901 West Alameda Avenue Loan is secured by a first mortgage on the borrower's fee simple interest in a 116,081 SF, Class-A- office building located in Burbank, California. The subject $30.2 million loan is interest only for four years and then amortizes based on a 30-yr schedule. Based on the acquisition cost of $39.5 million and including the mezzanine financing
(described below under "--Current Mezzanine or Subordinate Indebtedness"), the
borrower has hard equity of $6.2 million (excluding closing costs) in the subject property.

THE BORROWER. The borrower consists of three single-purpose bankruptcy remote entities that own the property as tenants-in-common: Alameda 2901 West, LLC,
Alameda 10474 Associates, LLC and Alameda JJ Burbank, LLC. The loan sponsor is
Kevin S. Green, owner of George Elkins Property Management Company, Inc.
Founded in 1922, George Elkins Property Management Company, Inc. is one of the
oldest real estate firms in California. Since acquisition of the company in
1996, Mr. Green has more than tripled the size of its California-based portfolio which consists of mid-size Class A and boutique office, multifamily, retail, and industrial properties. The firm currently manages approximately 8 million square feet of space and has offices in Los Angeles and San Francisco.
In addition to property management, Mr. Green is active in the acquisition and repositioning of value-added commercial properties on behalf of third-party investors and his own account. As of June 22, 2004, Mr. Green reported a net worth of $14.9 million, liquidity of approximately $1.0 million and ownership interests in 13 commercial properties with a total market value of $256.5 million.

THE PROPERTY. 2901 West Alameda Avenue is a single-tenant, Class A- office building located in Burbank, California (12 miles northwest of the Los Angeles central business district via I-5). The subject property, a 7-story rectangular building with a partial basement level, contains 116,081 SF of net rentable area. The subject property was developed in 1981 and built-to-suit Ascent Media
Group, Inc., its current single-tenant. The subject property forms part of a three-building campus that is occupied entirely by Ascent Media Group Inc. The subject property has visibility and pedestrian/vehicular access on Alameda
Avenue, an east-west commercial thoroughfare, approximately one-quarter mile east of a Ventura Freeway (US 134) interchange. This provides a rapid link to the Los Angeles interstate network (I-5, I-405, SR 170) for access to destination points throughout the Los Angeles metropolitan area.

The building, situated on 1.19 acres, was constructed to the tenant's specifications at considerable expense to the tenant. Tenant-specific improvements include 20-foot ceilings, raised computer flooring, extra electric and HVAC capacity, back-up generators and satellite communication installations. The building consists of a steel-frame structure, tinted glass facade on the upper floors, grey brick veneer at ground level, three passenger elevators, 100% sprinklering and flat roof equipped with multiple satellite communication dishes, antennae and HVAC equipment. The main lobby is accessed via a covered driveway that passes under the second floor of an abutting building (also occupied by Ascent Media). The driveway leads to the subject property's rear 4-story parking garage. The lobby is designed with terrazzo flooring, wood paneled concierge desk and modern furniture The common area hallways and meeting spaces have a similar modern design including curved walls, spot lighting fixtures, cappuccino bars, and flat-screen TVs.

The interior office spaces are a mix of standard open floor plans with cubicles and perimeter offices. Approximately 50% of the building is improved with studio and post-production facilities. These facilites provide a full complement of satellite services for domestic and international video, audio and data uplink and downlink capabilities to and from all U.S. domestic and
Canadian satellites. In addition, these facilites aid in the distribution of live events, multi-format videotape playback, and have multiple fiber interconnects to all major southern California venues. Clients include: Carsey
Werner Manderbach, Classic Arts Showcase,Crystal Cathedral, Don Cornelius
Productions,Integrity Media,NBC Enterprises,Sony Pictures Television, TVN,
Universal Television, and Warner Brothers Television.

According to the Property Condition and Site Inspection reports, the subject property is in very good condition with minimal reported deferred maintenance.
Recent renovations include a new roof, boiler, elevators, cooling tower, lobby interior and bathroom interiors. Landscaping consists of mature perimeter trees and a lushly landscaped inner courtyard with tropical plantings and beige pebble ground cover. Parking totals 296 garage spaces in a detached 4-story pre-cast concrete garage.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      S-66

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $30,225,000
                                                            DSCR:    1.27x
                            2901 WEST ALAMEDA AVENUE        LTV:     76.71%
--------------------------------------------------------------------------------

THE TENANT. The subject property is 100% occupied by Ascent Media Group, Inc., pursuant to a triple net lease expiring on 12/31/2016. The lease provides for a
3% annual base rent increase and one 8-year renewal option. Ascent Media, an international media post-production company, is a wholly-owned subsidiary of
Liberty Media Corporation (parent company rated BBB-/Baa3 by S&P/Moody's).
Liberty Media Corp. is an international media holding company that reported year-end 2003 consolidated revenues of $4.0 billion and operating cash flow of
$832 million. In addition to Ascent Media, Liberty Media's major businesses include the QVC cable-TV shopping channel and several other cable networks
(e.g., Discovery Channel, Court TV). Ascent Media provides audio and video post-production media services. Ascent Media customers include major motion picture studios (feature films), advertising agencies (commercials), television production companies (TV episodes and mini-series), major record labels and other entertainment-related businesses. Ascent Media also provides satellite program distribution services for major broadcast and cable networks (news, sports, etc.). For year-end 2003, Ascent Media generated revenues of $508 million and operating cash flow of $75 million. For 1st quarter ending March
31, 2004, Ascent Media reported revenues of $145 million, up 19% over 2003 and operating cash flow of $22 million, up 16% over 2003.

----------------------------------------------------------------------------------------------------------------
                                                  MAJOR TENANT
----------------------------------------------------------------------------------------------------------------
           TENANT                NRSF        % NRSF       RENT PSF      LEASE EXPIRATION      RATINGS (S/M/F)
----------------------------------------------------------------------------------------------------------------

 Ascent Media Group, Inc.       116,081       100.0%      $25.46(1)       12/31/2016(2)    BBB- / Baa3 / BBB-(3)
----------------------------------------------------------------------------------------------------------------

1.   The lease provides for a 3% annual base rent increase.

2.   The tenant has the option to terminate the lease in December 2011, upon 12 months prior notice and payment of a $2,000,000 termination fee. In addition, the loan is structured with a cash flow sweep provision that will be triggered in the event the tenant exercises its early termination option or vacates the premises. The cash flow sweep will terminate subject to a satisfactory replacement tenant/lease and minimum 1.25x DSCR.

3.   Ratings of parent company, Liberty Media Corporation.

THE MARKET. The subject property is located in Burbank California's Media
District, one of several densely developed commercial districts constituting the Burbank office submarket. The Media District is one of the world's media capitals. Many global media companies (movies, television, records) are headquartered in the city or the immediately adjacent Los Angeles communities of Universal City and Studio City. The subject property has visibility and access on an east-west commercial thoroughfare (Alameda Avenue). NBC Studios and Warner Brother Studios each have office/studio campuses immediately across
Alameda Avenue from the subject property, while Walt Disney and Universal
Studios are situated nearby.

Burbank, Los Angeles County, California is situated 12 miles northwest of the
Los Angeles central business district. Los Angeles County, together with large sections of Orange, Ventura, Riverside and San Bernardino Counties, comprise the Greater Los Angeles metropolitan area. As of the 2000 Census, the population for these five counties totaled 16.4 million residents, up 1.8 million residents or nearly 13% over 1990. The region's population base is projected to expand rapidly by 2010 to 18.9 million residents, up an additional
2.5 million (1.5% average annual growth rate).

The city of Burbank has 103,874 residents (as of 2003), up approximately 11%
over 1990. As Burbank is fully urbanized, future growth will be accommodated by the redevelopment of older obsolete structures to higher density uses. Burbank has established several master planned redevelopment zones to encourage the redevelopment of blighted or underutilized industrial areas to higher-grade retail, multifamily and office use. A growth-control plan is, however, in place for the city's Media District, where the subject is located, in order to preserve the district's residential quality of life. Burbank's has an unemployment rate of 4.2% (as of March 2004), which is significantly lower than the Los Angeles metropolitan rate of 6.5%, the state rate of 6.3% and the national rate of 5.6%. Burbank benefits from a concentration of media companies and hospital complexes. Major media companies in Burbank include Warner
Brothers (3,736 employees), Walt Disney Studios (2,758), NBC Studios (1,545)
and Columbia Pictures (700). Other Burbank employers include St. Joseph's
Medical Center (1,775), 1928 Jewelry Company (984) and IBM (546). Located in
adjacent Glendale and Universal City are Amblin Entertainment, Universal
Studios, Dreamworks, Sega Gameworks and the Glendale Memorial Hospital.

According to a 1st Quarter 2004 office market report issued by CB Richard
Ellis, the Tri-Cities market totaled 24.1 million SF in 214 office buildings at
88.7% occupancy. The Burbank submarket totaled 5.3 million SF in 45 office buildings at 86.4% occupancy. The appraiser identified seven comparable office properties considered directly competitive with the subject. The comparable properties totaled 1.5 million SF (range: 41,991 SF -- 420,950 SF) at 85.5%
occupancy. No Burbank office

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      S-67

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $30,225,000
                                                            DSCR:    1.27x
                            2901 WEST ALAMEDA AVENUE        LTV:     76.71%
--------------------------------------------------------------------------------

properties were completed in 2003, and no projects are scheduled for completion in 2004. The subject property is 100% occupied by a single-tenant under a long-term lease that expires in 2016 with an 8-year extension option.

In 1st Quarter 2004, the Burbank submarket averaged $26.16 PSF gross. The comparable office buildings, all located in Burbank's Media District, had rental rates that ranged from $30.00 PSF to $36.60 PSF gross and averaged
$33.28 PSF, well above the submarket's average rental rate. On a net equivalent basis, the comparables ranged from $20.76 PSF NNN to 26.64 PSF NNN. For the subject property, the appraiser determined a market rental rate of $22.80 PSF
NNN. Factoring in an annual charge of $2.52 PSF for use of the subject's parking garage, the appraiser concluded an all-in market rental rate of $25.32
PSF NNN. The tenant's current rate of $25.46 PSF NNN is in line with the appraiser's estimate of market.

CASH MANAGEMENT. The loan has been structured with a hard lockbox.

PROPERTY MANAGEMENT. The property is managed by George Elkins Property
Management Company, Inc., an affiliate of the borrower.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. The sole owner of each of the tenant-in-common borrowers has pledged 100% of its interest in the borrower to
HAR-Alameda Mezz, LLC, to secure a mezzanine loan in the original principal amount of $3,000,000.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. None permitted.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      S-68

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $30,225,000
                                                            DSCR:    1.27x
                            2901 WEST ALAMEDA AVENUE        LTV:     76.71%
--------------------------------------------------------------------------------

                     [2901 WEST ALAMEDA AVENUE MAP OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      S-69

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET      TMA BALANCE: $27,442,640
                                                        TMA DSCR:    1.38x
                                FORT HENRY MALL         TMA LTV:     70.37%
--------------------------------------------------------------------------------

                       [FORT HENRY MALL PICTURES OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-70

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET      TMA BALANCE: $27,442,640
                                                        TMA DSCR:    1.38x
                                FORT HENRY MALL         TMA LTV:     70.37%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

  LOAN SELLER:            GACC

  LOAN PURPOSE:           Acquisition

  ORIGINAL BALANCE:       $27,500,000

  CUT-OFF BALANCE:        $27,442,640

  % BY INITIAL UPB:       2.25%

  INTEREST RATE:          5.4000%

  PAYMENT DATE:           1st of each month

  FIRST PAYMENT DATE:     October 1, 2004

  MATURITY DATE:          September 1, 2009

  AMORTIZATION:           360 months

  CALL PROTECTION:        Lockout for 24 months from the securitization closing
                          date, then defeasance is permitted. On or after April
                          1, 2009, prepayment permitted without penalty on any
                          payment date.

  SPONSOR:                Mark Schleicher, Stephen Salzman, Mark Stebbins, and
                          John M. Kane

  BORROWER:               Baltry LLC

  ADDITIONAL FINANCING:   None

  LOCKBOX:                Soft at Closing/Springing Hard

  INITIAL RESERVES:       Taxes:                       $353,626
                          Insurance:                   $13,991
                          TI/LC (Letter of Credit):    $1,000,000
                          Environmental:               $18,750

  MONTHLY RESERVES:       Taxes:                       $44,203
                          Insurance:                   $6,996
                          Replacement:                 $16,775
                          Rollover:                    $37,291

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

  LOAN BALANCE / SF:        $51.76

  BALLOON BALANCE / SF:     $48.12

  LTV:                      70.37%

  BALLOON LTV:              65.41%

  DSCR:                     1.38x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

  SINGLE ASSET / PORTFOLIO:                 Single Asset

  PROPERTY TYPE:                            Retail Anchored

  COLLATERAL:                               Fee/Leasehold interest in a
                                            regional mall

  LOCATION:                                 Kingsport, TN

  YEAR BUILT / RENOVATED:                   1976 / 1989

  TOTAL MALL SF:                            530,193 SF

  PROPERTY MANAGEMENT:                      Boardwalk Management
                                            Company, Inc.

  OVERALL MALL OCCUPANCY (AS OF 8/19/04):   98.3%

  UNDERWRITTEN NET CASH FLOW:               $2,552,580

  APPRAISED VALUE:                          $39,000,000

  APPRAISAL DATE:                           July 8, 2004

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-71

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET      TMA BALANCE: $27,442,640
                                                        TMA DSCR:    1.38x
                                FORT HENRY MALL         TMA LTV:     70.37%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                      ANCHOR TENANTS
--------------------------------------------------------------------------------------------------------------------------
                              % OF TOTAL      LEASE                                   OCCUPANCY       2003      2003 SALES
      TENANTS          SF        NRSF      EXPIRATION   RATINGS (S/M/F)(1)  RENT PSF     COST     TOTAL SALES      PSF
--------------------------------------------------------------------------------------------------------------------------

 Proffitt's         101,547       19.2%     3/31/2006    BB / Ba3 / BB-(2)   $2.50       1.5%      $17,051,219   $167.91
--------------------------------------------------------------------------------------------------------------------------
 Sears               93,750       17.7%     3/31/2006   BBB / Baa1 / BBB     $1.09       0.6%      $15,808,205   $168.62
--------------------------------------------------------------------------------------------------------------------------
 JC Penney           87,623       16.5%     2/28/2007    BB+ / Ba3 / BB+     $2.61       1.6%      $14,736,168   $168.18
--------------------------------------------------------------------------------------------------------------------------
 Proffitt's Home     41,400        7.8%     3/31/2006    BB / Ba3 / BB-(2)   $2.99       3.9%       $3,131,443    $75.64
--------------------------------------------------------------------------------------------------------------------------
 TOTAL/WA           324,320       61.2%                                                            $50,727,035   $156.41
--------------------------------------------------------------------------------------------------------------------------

1.   Credit ratings are of the parent company whether or not the parent company guarantees the lease.

2.   Credit ratings of parent company, Saks Inc.

            -----------------------------------------------------
                    IN-LINE TENANTS SUMMARY INFORMATION(3)
            -----------------------------------------------------
                                                   2003 OCC. COST
             2002 SALES PSF     2003 SALES PSF     AS % OF SALES
            -----------------------------------------------------

                $240.00           $238.00             7.27%
            -----------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                   MAJOR IN-LINE TENANTS(6)
----------------------------------------------------------------------------------------------------------------------------
                                             % OF TOTAL MALL                         LEASE          2002            2003
            TENANTS                 SF              SF           NET RENT PSF     EXPIRATION      SALES/SF        SALES/SF
----------------------------------------------------------------------------------------------------------------------------

 Marquee Cinemas (8 screens)      27,171           5.12%            $3.00        6/30/2012            --        $233,032(4)
 Piccadilly Cafeteria             13,000           2.45%           $10.70        5/31/2006         $193.72       $177.67
 Deb                               6,928           1.31%            $4.91        1/31/2013            --         $113.99
 Hibbett Sports                    6,600           1.24%           $10.60        5/31/2005         $206.09       $209.71
 Record Tower                      6,241           1.18%           $22.50        9/30/2008         $153.92       $166.70
 The Closet                        6,080           1.15%           $17.00        9/30/2004         $148.23       $143.54
 Lenscrafters                      6,040           1.14%           $20.00        8/31/2008         $249.01       $238.94
 American Eagle Outfitters         5,317           1.00%           $18.00        1/31/2012         $377.34       $371.26
 Walden Books                      5,300           1.00%           $20.00        1/31/2010         $239.34       $235.64
 Rue 21                            5,050           0.95%            $5.30       12/31/2004         $142.41       $136.29
 Garfield's (Restaurant)           5,004           0.94%           $18.93       11/30/2004         $221.78       $258.76
 Rack Room Shoes                   4,627           0.87%           $16.00        5/31/2005         $237.57       $228.88
 Kirkland's                        4,550           0.86%           $17.00        1/31/2014            --         $211.51
 TOTAL/WA(5)                      74,737          14.10%           $14.48                          $179.93       $201.60
----------------------------------------------------------------------------------------------------------------------------

3.  Marquee Cinemas is not included in In-line Tenants Summary Information.

4.  Represents sales per screen.

5.  Marquee Cinemas is not included in In-line Tenants Totals/WA.

6.  As of August 19, 2004

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-72

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET      TMA BALANCE: $27,442,640
                                                        TMA DSCR:    1.38x
                                FORT HENRY MALL         TMA LTV:     70.37%
--------------------------------------------------------------------------------

THE FORT HENRY MALL LOAN

THE LOAN. The Fort Henry Mall loan is secured by a first mortgage on a two-level 530,193 SF enclosed regional mall located in Kingsport, Sullivan
County, Tennessee. The majority of the collateral for the loan is the borrower's leasehold interest in Fort Henry Mall. The borrower is the lessee under two ground leases which cover 48.76 acres of the subject's 50.44-acre site; the borrower has fee simple ownership of the remaining 1.68 acres. The ground leases expire in November 2058 (when all automatic renewal options expire). Loan proceeds were used to acquire the leasehold and fee interests in the property for $32,167,000. Including closing costs of $692,000 and an upfront TI/LC deposit of $1,000,000 (letter of credit), the borrower's total cost basis is approximately $33,859,000 (loan to cost ratio of 81.2%; cash equity of $6.36 million).

THE BORROWER. The borrower, Baltry LLC, is a single-purpose bankruptcy-remote entity for which non-consolidation opinions were obtained. The sponsors of the borrower are Mark Schleicher, Stephen Salzman, Mark Stebbins, and John M. Kane,
all of whom have extensive commercial real estate experience. Mark Schleicher has over 18 years of real estate experience primarily in the acquisition and development of commercial and industrial space. Mr. Schleicher currently owns over 1 million square feet of commercial and industrial space located in New
England. Stephen Salzman is the managing member and portfolio manager of
Priderock, a Greenwich, Connecticut-based private investment partnership which makes equity investments in public companies. Priderock currently has an investment portfolio of over $300 million. Mark Stebbins is the owner and CEO of Pro Con Incorporated, the largest design and construction company in New
Hampshire. Pro Con has designed and built over 45 hotels in states stretching from Virginia to Maine. Mr. Stebbins also owns Stebbins Commercial Properties
Inc., a New Hampshire-based full-service commercial real estate, investment and property management firm which has developed over 1 million square feet of commercial property. John Kane is a principal of The Kane Company, a New
Hampshire-based full service real estate company specializing in brokerage sales and leasing, development, property management and consulting. In recent years, The Kane Company has developed over 1.1 million square feet of office/industrial space in New Hampshire. The four sponsors have a combined net worth of $66.21 million including liquidity of $13.96 million.

THE PROPERTY. The Fort Henry Mall loan collateral encompasses a two-level,
530,193 SF enclosed regional mall located in Kingsport, Sullivan County,
Tennessee.

The subject property is located at the intersection of Fort Henry Drive (State
Route 36) and Memorial Boulevard, approximately three miles southeast of the
Kingsport CBD. Fort Henry Drive, the primary north/south roadway in the neighborhood, provides access to the Kingsport CBD to the north and to
Interstate-81 approximately 5 miles to the south. Access to the site is provided from both Fort Henry Drive and Memorial Boulevard. Parking is provided for 3,230 vehicles (6.1 spaces per 1,000 SF of net rentable area).

The appraiser valued the subject property at $39,000,000, which results in an
LTV of 70.37%.

SIGNIFICANT TENANTS. Fort Henry Mall has had occupancy rates in excess of 95%
for each of the past three years. The mall has a total of 71 tenants including four anchor tenants (each of which is part of the collateral): Proffitt's
Department Store (a subsidiary of Saks, Inc. rated "BB" by S&P; 101,547 SF;
19.2% of NRSF; 6.1% of GPR), Sears (93,750 SF; 17.7% of NRSF; 2.5% of GPR;
rated "BBB" by S&P), JC Penney (87,623 SF; 16.5% of NRSF; 5.5% of GPR; rated
"BB+" by S&P), and Proffitt's Home Store (41,400 SF; 7.8% of NRSF; 3.0% of
GPR). The anchor tenants total 324,320 SF (61.2% of NRSF) yet contribute only
17.1% of GPR. All of the anchor tenants have been in occupancy since 1976/77 when the mall was first developed. An 8-screen Marquee Cinema with stadium style seating occupies 27,171 SF (5.1% of NRSF) and contributes 3.3% of GPR.
In-line and kiosk-type space at the subject property totals 178,702 SF (33.7%
of NRSF) and represents 79.7% of GPR.

In-line tenants at the subject property include well-known national/regional retailers such as American Eagle Outfitters, Waldenbooks, Bath & Body Works,
Lenscrafters, Dollar Tree, Aeropostale, Payless Shoesource, Radio Shack, Kay
Bee Toy & Hobby, General Nutrition Center, Software, Etc., Verizon Wireless,
Merle Norman, Footlocker, Victoria's Secret, Kay Jewelers, Zales Jewelers,
Sunglass Hut, Subway, and Chick-fil-A. Sears just completed a renovation of its store in June 2004 at a reported cost of $1.5 to $2.0 million. Marquee Cinemas, part of the collateral is currently in the process of expanding by

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-73

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET      TMA BALANCE: $27,442,640
                                                        TMA DSCR:    1.38x
                                FORT HENRY MALL         TMA LTV:     70.37%
--------------------------------------------------------------------------------

adding three new stadium-style theaters. Both renovation projects were (or are being) paid for by the tenant. The anchor tenants at the subject property do not own their own stores.

   PROFFITT'S, a subsidiary of Saks Inc. (rated "BB" by S&P and "Ba3" by
   Moody's), operates both a Proffitt's Department Store and a Proffitt's
   HomeStore at Fort Henry Mall. The two stores combined total 142,947 SF of space (27.0% NRSF) yet account for only 9.2% of GPR. In addition to its 64
   Saks Fifth Avenue Department Stores, Saks, Inc. operates 54 Saks Off 5th stores and 241 department stores under the names of Parisian, Proffitt's,
   McRae's, Younkers, Herberger's, Carson Pirie Scott, Bergner's, Boston Store
   and 34 mall-based Club Libby Lu specialty stores. Proffitt's Department
   Store has been in occupancy at Fort Henry Mall since 1976 under a 30-year lease expiring March 31, 2006; the lease provides for five 5-year renewal options with no increase in rent. Proffitt's Home Store has been in occupancy since 1976 under a 25-year lease with an original expiration date of March 31, 2001; Proffitt's Home Store is in its first 5-year option period (expiring March 31, 2006) and has two remaining 5-year options (also with no change in rent).

   SEARS (93,750 SF; 17.7% of NRSF; 2.5% of GPR; rated "BBB" by S&P and "Baa1"
   by Moody's) operates 870 mall-based stores in the U.S. In addition, Sears operates 1,100 other Sears store locations nationwide. The company operates over 790 independently owned Sears dealer stores in small towns and 245 hardware stores, such as Orchard Supply Hardware and Sears Hardware. Sears has been in occupancy at Fort Henry Mall since 1976 under a 30-year lease with an original expiration date of March 31, 1996. Sears is currently in its second 5-year option period (expiring March 31, 2006); the lease has two remaining 5-year options with no increases in rent.

   JC PENNEY (87,623 SF; 16.5% of NRSF; 5.6% of GPR; rated "BB+" by S&P and
   "Ba3" by Moody's) operates 1,020 department stores throughout the U.S.
   (except Hawaii) and in Puerto Rico. The company also operates 58 Renner department stores in Brazil. JC Penney stores sell fashion at value prices.
   Its target customers have household income ranging from $30,000 to $80,000 per year. JC Penney has been in occupancy at Fort Henry Mall since 1977 under a 30-year lease expiring February 28, 2007; the lease has five 5-year options with no increase in rent.

THE MARKET. The subject property competes within an area of northeast Tennessee known as the Tri-Cities region which includes the cities of Bristol, Johnson
City and Kingsport. The subject property's primary trade area is an approximate radius of ten to fifteen miles and extends between Route 81 to the north and
Route 40 to the south. The 2004 estimated population within the primary trade area was 188,406, a 14.2% increase over the 1990 population. The 2004 estimated median household income within the trade area was $38,435, significantly higher than the Tri-Cities MSA median household income of $22,996.

Most of the subject property's existing competition is from three malls/shopping centers located to the south and east of Fort Henry Mall: (i)
The Mall at Johnson City, a 534,281 SF enclosed regional mall anchored by
Sears, JC Penney & Proffitt's (20 miles southeast of the subject), (ii) Bristol
Mall, a 487,502 SF enclosed regional mall anchored by Belk, J.C. Penney,
Proffitt's, and Sears (22 miles northeast of the subject), and (iii) Johnson
City Crossing, a 378,533 SF open-air power center anchored by Home Depot, Stein
Mart, Circuit City & PetsMart (18 miles southeast of the subject property). The average occupancy rate of these three primary competitors is 90.7%. The subject property is outperforming its competitors and has maintained an occupancy rate of over 95.0% during the last three years.

The subject property's neighborhood is located approximately three miles southeast of downtown Kingsport. Primary access to the neighborhood is from
State Highway Route 93, also known as the John B. Dennis Highway. Other primary roads in the area include Interstate Route 181 (approximately three miles west of the subject), Interstate-81 (approximately 5 miles south) and Fort Henry
Drive (a/k/a State Route 36) which provides direct access to the subject property.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-74

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET      TMA BALANCE: $27,442,640
                                                        TMA DSCR:    1.38x
                                FORT HENRY MALL         TMA LTV:     70.37%
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                           DISTANCE
                             FROM                                           2003
                           SUBJECT   COMPLETED /            MALL SHOP   IN-LINE SALES
PROPERTY NAME              (MILES)    RENOVATED      NRSF   OCCUPANCY        PSF                   ANCHOR TENANTS
-------------------------------------------------------------------------------------------------------------------------------

 Fort Henry Mall             N/A    1976 / 1989    530,193    98.3%        $246.71        Proffitt's, Sears, JC Penney
-------------------------------------------------------------------------------------------------------------------------------
 The Mall at Johnson City    20     1971 / 1992    534,281     90%(1)  (less than) $300   Sears, JC Penney, Proffitt's
-------------------------------------------------------------------------------------------------------------------------------
 Bristol Mall                22     1975 / 1997    487,502     85%(1)       $236          Belk, JC Penney, Proffitt's, Sears
-------------------------------------------------------------------------------------------------------------------------------
 Johnson City Crossing       18         1997       378,533     99%           NA           Home Depot, Stein Mart, Circuit City
                                                                                         and PetsMart
-------------------------------------------------------------------------------------------------------------------------------

1.  In-Line Occupancy Rate only.

PROPERTY MANAGEMENT. Fort Henry Mall is managed by Boardwalk Management
Company, Inc., a newly-formed management and investment company led by a team of professionals with over 30 years of combined retail experience. While technically not a borrower affiliate, one of the principals of the management company, Michael Salzman, is the brother of a principal (Stephen Salzman) of the borrower. Along with Michael Salzman, Boardwalk Management Company, Inc. is owned and operated by Kevin Murphy and Bradford Freeman; all three are former employees of The Pyramid Companies, the largest privately-held owner, manager and developer of shopping centers and malls in the northeastern U.S. Mr.
Salzman and Mr. Freeman also had valuable retail leasing/management experience at, respectively, The Mills Corporation (one of the top REITs in the world with
28 million square feet in 14 major U.S. markets), and Prime Retail, Inc. (a national outlet center REIT with a portfolio totaling 10.5 million square feet). Some of the properties financed, managed, leased and/or marketed by the principals of Boardwalk Management Company include the New York properties of
Walden Galleria, Pyramid Mall Ithaca, Salmon Run Mall, Sangertown Square,
Aviation Mall, Crossgates Mall, Riverside Mall, Hudson Valley Mall,
Poughkeepsie Galleria, Galleria at Crystal Run and Palisades Center, and the
Massachusetts properties of Berkshire Mall, Hampshire Mall, Holyoke Mall and
Independence Mall. The current focus of Boardwalk Management Company, Inc. is to own/manage retail properties that are in stable/growth markets, have superior locations within their markets, and that have tenant mixes that can be optimized. In addition to the knowledge and experience brought to the operation of Fort Henry Mall by the principals of Boardwalk Management Company, Inc., the company has also retained the seller's highly competent on-site management team.

CASH MANAGEMENT. Soft lockbox in place at closing. Upon an event of default or if any of Proffits, Sears or JC Penney goes dark or fails to renew its lease, the loan documents require the borrower to cause the tenants to deposit rent into a lender controlled account.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. None permitted.

GROUND LEASE. The loan is secured primarily by the borrower's interest in two ground leases. The ground leases expire in November 2058, when all automatic renewal options expire. The ground leases contain standard lender protections.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-75

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET      TMA BALANCE: $27,442,640
                                                        TMA DSCR:    1.38x
                                FORT HENRY MALL         TMA LTV:     70.37%
--------------------------------------------------------------------------------

                         [FORT HENRY MALL MAP OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-76

                         $1,125,857,000 (APPROXIMATE)
                                 COMM 2004-LNB4

                     STATEMENT REGARDING ASSUMPTIONS AS TO
              SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The
Information is provided solely by Deutsche Bank Securities Inc., ABN AMRO
Incorporated, Nomura Securities International, Inc., J.P.Morgan Securities Inc.
and Citigroup Global Markets Inc. (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information.
Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions
(historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce.
Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the
Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and prospectus supplement ("Offering Documents") and the then current version of the Information. The Offering Documents contain data that is current as of their publication date and after publication may no longer be complete or current. Contact your registered representative for the Offering
Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the information.

Any pricing estimates an Underwriter has supplied at your request (a) represent its view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value such Underwriter assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that the Underwriters believe are reliable, but the Underwriters do not guarantee the accuracy of the underlying data or computations based thereon.
The Underwriters and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. Each Underwriter acts as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. An Underwriter shall not be a fiduciary or advisor unless it has agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the
Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from your registered representative.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the Statement) which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                      B-77